                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

                 CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-10427
                                   ------------


               RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


 Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                   (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

ANNUAL REPORT

[RiverSource(SM) INVESTMENTS LOGO]

RiverSource(SM)
INTERNATIONAL AGGRESSIVE GROWTH FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

o RiverSource INTERNATIONAL AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        5
Questions & Answers with Portfolio Management              7
The Fund's Long-term Performance                          12
Investments in Securities                                 14
Financial Statements                                      26
Notes to Financial Statements                             29
Report of Independent Registered Public Accounting Firm   46
Federal Income Tax Information                            47
Fund Expenses Example                                     49
Board Members and Officers                                51
Proxy Voting                                              54

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.



2 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource International Aggressive Growth Fund primarily invests in companies outside the U.S. that offer strong growth potential. The Fund is managed by multiple subadvisers. They look for opportunities throughout the world in non-U.S. developed markets and emerging markets, and across large, medium and small market capitalizations. Diversification across sectors, industries and countries enables the portfolio management teams to aggressively seek long-term capital appreciation while mitigating risk.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Japan            18.8%
United Kingdom   13.1%
France            8.1%                  [PIE CHART]
Germany           6.7%
Switzerland       6.2%
Netherlands       5.7%
Other(1)         41.4%

(1) Includes Canada 5.6%, Ireland 4.1%, Australia 3.8%, Italy 2.8%, Sweden 2.7%, Hong Kong 2.4%, South Korea 1.9%, Spain 1.9%, United States 1.9%, Norway 1.3%, Belgium 1.1%, Brazil 1.1%, South Africa 1.1%, Denmark 0.9%, Finland 0.9%, Singapore 0.8%, Taiwan 0.7%, Austria 0.6%, Greece 0.6%, Mexico 0.6%, China 0.5%, India 0.5%, Luxembourg 0.5%, Russia 0.5%, Chile 0.4%, Czechoslovakia Federated Republic 0.3%, Bermuda 0.2%, Indonesia 0.2%, New Zealand 0.2% and Cash & Cash Equivalents 1.3%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

iShares MSCI EAFE Index Fund (United States)   1.2%
GlaxoSmithKline (United Kingdom)               0.9%
C&C Group (Ireland)                            0.9%
Toyota Motor (Japan)                           0.8%
AstraZeneca (United Kingdom)                   0.8%
Roche Holding (Switzerland)                    0.8%
Fugro (Netherlands)                            0.8%
Sumitomo Mitsui Financial Group (Japan)        0.8%
Anglo Irish Bank (Ireland)                     0.8%
Total (France)                                 0.7%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.



RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

STYLE MATRIX

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE   BLEND   GROWTH

                      LARGE
                      MEDIUM   SIZE
                      SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

COLUMBIA WANGER ASSET MANAGEMENT, L.P.

                    YEARS IN INDUSTRY
Zachary Egan, CFA           7
Louis Mendes, CFA          15

PRINCIPAL GLOBAL INVESTORS, LLC

                     YEARS IN INDUSTRY
John Pihlblad, CFA           29
Steven Larson, CFA           14

FUND FACTS

                     TICKER SYMBOL   INCEPTION DATE
Class A                  AXGAX              9/28/01
Class B                  APIBX              9/28/01
Class C                     --              9/28/01
Class I                  AIGGX               3/4/04
Class Y                     --              9/28/01
Total net assets                     $493.2 million
Number of holdings                              372



4 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RiverSource International   Morgan Stanley Capital
  Aggressive Growth Fund     International (MSCI)    Lipper International
         Class A               EAFE Growth Index       Multi-Cap Growth
 (excluding sales charge)         (unmanaged)             Funds Index
         +27.21%                    +24.41%                 +28.51%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING RIVERSOURCE.COM/FUNDS.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.



RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006

                                                             SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (INCEPTION 9/28/01)   +27.21%  +21.68%   +14.77%    +14.97%
Class B (INCEPTION 9/28/01)   +26.19%  +20.77%   +13.88%    +14.10%
Class C (INCEPTION 9/28/01)   +26.34%  +20.76%   +13.88%    +14.09%
Class I (INCEPTION 3/4/04)    +27.86%      N/A       N/A    +19.46%
Class Y (INCEPTION 9/28/01)   +27.59%  +21.92%   +15.00%    +15.19%
WITH SALES CHARGE
Class A (INCEPTION 9/28/01)   +19.89%  +19.30%   +13.42%    +13.64%
Class B (INCEPTION 9/28/01)   +21.19%  +19.85%   +13.65%    +13.98%
Class C (INCEPTION 9/28/01)   +25.34%  +20.76%   +13.88%    +14.09%

AT SEPT. 30, 2006

                                                             SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (INCEPTION 9/28/01)   +18.27%  +22.87%   +14.29%    +14.27%
Class B (INCEPTION 9/28/01)   +17.33%  +21.91%   +13.40%    +13.38%
Class C (INCEPTION 9/28/01)   +17.32%  +21.90%   +13.40%    +13.38%
Class I (INCEPTION 3/4/04)    +18.70%      N/A       N/A    +18.12%
Class Y (INCEPTION 9/28/01)   +18.54%  +23.07%   +14.49%    +14.48%
WITH SALES CHARGE
Class A (INCEPTION 9/28/01)   +11.47%  +20.47%   +12.94%    +12.93%
Class B (INCEPTION 9/28/01)   +12.33%  +21.00%   +13.16%    +13.26%
Class C (INCEPTION 9/28/01)   +16.32%  +21.90%   +13.40%    +13.38%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.



6 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND ROSE 27.21% (CLASS A SHARES, EXCLUDING SALES CHARGE) FOR THE 12 MONTHS ENDED OCT. 31, 2006, OUTPERFORMING ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE GROWTH INDEX (MSCI EAFE GROWTH INDEX), WHICH ADVANCED 24.41%. THE FUND UNDERPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX, WHICH INCREASED 28.51% FOR THE PERIOD. THE FUND'S PORTFOLIO TURNOVER RATE WAS 124% FOR THE FISCAL YEAR.

RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN GROWTH STOCKS OF INTERNATIONAL COMPANIES ACROSS ALL MARKET CAPITALIZATIONS. ON APRIL 24, 2006, PRINCIPAL GLOBAL INVESTORS, LLC (PRINCIPAL) JOINED COLUMBIA WANGER ASSET MANAGEMENT, L.P. (COLUMBIA WANGER) AS SUBADVISER TO THE FUND. AS OF OCT. 31, 2006, PRINCIPAL AND COLUMBIA WANGER EACH MANAGED APPROXIMATELY 59% AND 41% OF THE FUND'S ASSETS, RESPECTIVELY. BELOW, EACH SUBADVISOR DISCUSSES RESULTS AND POSITIONING FOR THEIR PORTION OF THE FUND FOR THE FISCAL YEAR.

AT OCT. 31, 2006, APPROXIMATELY 26% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THAT RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 36, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 34 AND 49.

Q: What factors affected performance the most for your portion of the Fund during the annual period?

   PRINCIPAL: The majority of the performance for our portion of the Fund's portfolio stemmed from stock selection within the industrials and materials sectors. Specifically, stock selection was most effective within the beverages, aerospace and defense, and metals and mining industries. From a country perspective, stock selection was most effective in Ireland, Japan and Hong Kong.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

     The three largest positive individual contributors to the Fund's performance for the period included C&C Group, an Irish beverage producer; Chemring Group, a UK manufacturer of decoy countermeasures for the global defense markets; and Zinifex, a leading integrated zinc producer. C&C has re-invigorated its brand of Irish cider in the UK, resulting in a strong trend of sales and earnings growth reflected in its stock price. Chemring is currently enjoying a phase of very strong and sustained demand for its high-margin countermeasures and growth in the company's civil aircraft protection systems. Zinifex continues to benefit from rising zinc prices that have been driven by both sustained global demand and limited supply.

     THE MAJORITY OF THE PERFORMANCE FOR OUR PORTION OF THE FUND'S PORTFOLIO STEMMED FROM STOCK SELECTION WITHIN THE INDUSTRIALS AND MATERIALS SECTORS.

                                                                    -- PRINCIPAL

     Other positive contributors included Foxconn Intl Holdings, a Hong Kong technology hardware maker; Inmobiliaria Urbis, a Spanish real estate developer; and Mittal Steel, the world's largest steel producer. These stocks each met our stock selection requirements and generated strong performance during the period.

     The utilities and information technology sectors detracted from performance for the period, driven by merger and acquisition speculation for European utilities, as well as lowered guidance for future earnings expectations for many technology companies, including Wolfson Microelectronics and Sega Sammy Holdings. Wolfson Microelectronics, which supplies high performance semiconductors for consumer electronics, sharply reduced fourth quarter revenue guidance as a result of more conservative inventory management by customers and shorter order cycles. Sega Sammy, a commercial software developer and game machine manufacturer, downwardly revised its full year operating profit guidance, reflecting lower demand and related sales volume estimates for its pachinko game machines in Japan. Both stocks contributed negatively to our portion of the Fund's performance for the period.


8 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

     COLUMBIA WANGER: Stock selection and a focus on small-cap international companies, which continued to outperform most other global equity sectors, were the key performance drivers during the 12-month period. Significant exposure to and positive stock selection in the industrials sector benefited our portion of the Fund's performance most. USG People, a Dutch temporary staffing company, rose significantly during the period on a stronger outlook for employment demand in Europe. Geberit, a Swiss plumbing supplies manufacturer and integrator, appreciated on increased renovation spending in its key German market.

     Energy-related stocks also boosted the Fund's return. In particular, Vallourec, a seamless steel pipe manufacturer, rose as demand from the oil exploration industry continued to drive sales growth. In addition, the Fund's European holdings continued to reward with both our UK and continental European investments rising during the period.

     Holdings in the health care and materials sectors as well as holdings in Japan detracted most from our portion of the Fund's performance. Japanese hospital supply companies, Hogy Medical and Nagaileben, declined in a comparatively sluggish Japanese market. In addition, Japanese industrial chemical companies, JSR and Japan Pure Chemical, also fell during the period and detracted from performance.

     STOCK SELECTION AND A FOCUS ON SMALL-CAP INTERNATIONAL COMPANIES, WHICH CONTINUED TO OUTPERFORM MOST OTHER GLOBAL EQUITY SECTORS, WERE THE KEY PERFORMANCE DRIVERS DURING THE 12-MONTH PERIOD.

                                                              -- COLUMBIA WANGER


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

Q: WHAT CHANGES DID YOU MAKE TO YOUR PORTION OF THE FUND AND HOW IS IT CURRENTLY POSITIONED?

     PRINCIPAL: Our portion of the Fund's portfolio continues to be invested in companies with growth characteristics that demonstrate, in our view, improving business fundamentals, rising investor expectations and attractive relative valuations. As a result, changes to the portfolio have been and will continue to be driven by individual or stock-specific buy and sell decisions that are aligned with this bottom-up stock selection investment philosophy and process.

     INVESTMENT TERM

     BOTTOM-UP INVESTING: An investment approach that de-emphasizes economic and market cycles and instead focuses on the analysis of individual stocks. Attention is directed to a specific company rather than on the industry in which that company operates or on the economy as a whole.

     COLUMBIA WANGER: There were no major geographic changes during the period. In our portion of the Fund, continental European investments continued to represent approximately 42% of the portfolio's investments and the United Kingdom/Ireland and Japan followed as the next largest regions at approximately 15% and 16% of the portfolio's investments, respectively. At the industry level, the Fund's weighting in the materials sector increased as a result of both appreciation and selective new stock investments. Additions to our portion of the Fund's portfolio during the period included Asian Paints in India and Impala Platinum Holdings in South Africa as well as a number of Japanese chemical companies.


10 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:   HOW DO YOU INTEND TO MANAGE YOUR PORTION OF THE FUND IN THE COMING MONTHS?

     PRINCIPAL: Our international growth equity investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. We focus on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuations. Going forward, we will continue to focus our efforts on larger, more established international companies that exhibit growth potential.

     COLUMBIA WANGER: The past year has seen continued strong performance by international small-cap stocks. With the notable exception of Japan, major regions of the world outside of the U.S. saw their markets rise. The Japanese market remains a key area of focus and we intend to continue moving money into this market, provided we can find new and compelling investment ideas. The poor performance in Japan during the past year has brought valuations back into more attractive territory. During the past 12 months we have added new resources to our team, focusing on North Asia, as we anticipate that region's share of the international equity universe to increase over time.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Aggressive Growth Fund Class A shares (from 10/1/01 to 10/31/06)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Growth Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING RIVERSOURCE.COM/FUNDS. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006                                                         SINCE
                                           1 YEAR     3 YEARS       5 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL AGGRESSIVE
GROWTH FUND (INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000       $11,989     $16,979       $18,769      $19,175
   Average annual total return             +19.89%     +19.30%       +13.42%      +13.64%
MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) EAFE GROWTH INDEX(1)
   Cumulative value of $10,000            $12,441     $16,788       $18,109      $18,833
   Average annual total return             +24.41%     +18.85%       +12.61%      +13.26%
LIPPER INTERNATIONAL MULTI-CAP GROWTH
FUNDS INDEX(2)
   Cumulative value of $10,000            $12,851     $17,808       $18,985      $19,797
   Average annual total return             +28.51%     +21.21%       +13.68%      +14.38%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.


12 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL
                             AGGRESSIVE GROWTH FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

            RIVERSOURCE INTERNATIONAL     MORGAN STANLEY CAPITAL      LIPPER INTERNATIONAL
             AGGRESSIVE GROWTH FUND        INTERNATIONAL (MSCI)      MULTI-CAP GROWTH FUNDS
             CLASS A (INCLUDES SALES       EAFE GROWTH INDEX(1)             INDEX(2)
INDEX(2)            CHARGE)
10/1/01              $ 9425                       $10000                     $10000
  10/01              $ 9627                       $10398                     $10428
  10/02              $ 8362                       $ 9210                     $ 8739
  10/03              $10641                       $11218                     $11116
  10/04              $12573                       $12826                     $12612
  10/05              $15073                       $15138                     $15405
  10/06              $19175                       $18833                     $19797

(1) The Morgan Stanley Capital International (MSCI) EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices.The index covers the full range of developed,emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The indexs returns include net reinvested dividends.The Funds performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.4%)(c)

ISSUER                                                    SHARES        VALUE(a)
AUSTRALIA (3.8%)
CAPITAL MARKETS (0.5%)
Macquarie Bank                                            24,805     $ 1,431,846
Perpetual                                                 20,000       1,132,336
                                                                     -----------
Total                                                                  2,564,182
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
ABC Learning Centres                                     222,972       1,217,163
--------------------------------------------------------------------------------

INSURANCE (0.5%)
AXA Asia Pacific
   Holdings                                              210,004       1,082,957
QBE Insurance Group                                       71,702       1,371,316
                                                                     -----------
Total                                                                  2,454,273
--------------------------------------------------------------------------------

IT SERVICES (0.2%)
Computershare                                            150,348         896,391
--------------------------------------------------------------------------------

MEDIA (0.2%)
Seek                                                     192,645         793,558
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
BHP Billiton                                              81,901       1,729,987
Jubilee Mines                                            108,000       1,087,117
Rio Tinto                                                 32,900       1,997,198
Sino Gold                                                300,000(b)    1,138,221
Zinifex                                                   79,144         929,636
                                                                     -----------
Total                                                                  6,882,159
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Macquarie Goodman
   Group                                                 222,693       1,141,494
Mirvac Group                                             235,184         892,305
                                                                     -----------
Total                                                                  2,033,799
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Billabong Intl                                           160,000       1,942,564
--------------------------------------------------------------------------------

AUSTRIA (0.6%)
BUILDING PRODUCTS (0.2%)
Wienerberger                                              14,500         753,823
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

AUSTRIA (CONT.)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
BWT                                                       22,567      $  898,702
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Verbund Series A                                          22,957       1,146,014
--------------------------------------------------------------------------------

BELGIUM (1.1%)
BEVERAGES (0.3%)
InBev                                                     26,001       1,464,905
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Eurofins Scientific                                       19,000(b)    1,212,581
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Fortis                                                    40,738       1,710,215
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Belgacom                                                  23,871         976,835
--------------------------------------------------------------------------------

BERMUDA (0.2%)
OIL, GAS & CONSUMABLE FUELS
Frontline                                                 22,250         841,810
--------------------------------------------------------------------------------

BRAZIL (1.1%)
INSURANCE (0.2%)
Porto Seguro                                              36,000         815,583
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Suzano Papel e Celulose                                  232,000       1,928,999
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Natura Cosmeticos                                        140,000       1,929,185
--------------------------------------------------------------------------------

REAL ESTATE (0.1%)
Brascan Residential
   Properties                                             40,300(b)      322,844
--------------------------------------------------------------------------------

ROAD & RAIL (--%)
Localiza Rent A Car                                        8,400         209,137
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


14 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

ISSUER                                                    SHARES        VALUE(a)
CANADA (5.6%)
COMMERCIAL BANKS (0.6%)
Bank of Montreal                                          20,700     $ 1,280,954
Royal Bank of Canada                                      41,900       1,859,236
                                                                     -----------
Total                                                                  3,140,190
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
ShawCor Series A                                          54,000       1,047,474
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Alimentation Couche-Tard                                  38,500         912,844
METRO Series A                                            31,700         984,641
Van Houtte                                                47,000         743,758
                                                                     -----------
Total                                                                  2,641,243
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Four Seasons Hotels                                        2,000         128,280
--------------------------------------------------------------------------------

INSURANCE (0.1%)
ING Canada                                                12,800         674,843
--------------------------------------------------------------------------------

MACHINERY (--%)
RailPower Technologies                                    79,500(b)      154,424
--------------------------------------------------------------------------------

MEDIA (0.4%)
Alliance Atlantis
   Communications
   Series A                                               51,000(b)    1,744,988
--------------------------------------------------------------------------------

METALS & MINING (1.4%)
EuroZinc Mining                                          274,000(b)      893,558
Inmet Mining                                              20,800       1,036,942
IPSCO                                                      9,900         910,168
Ivanhoe Mines                                             44,000(b)      458,701
Kinross Gold                                              43,000(b)      565,134
Major Drilling Group Intl                                 28,000(b)      557,605
Northern Orion
   Resources                                             106,000(b)      476,967
Teck Cominco Series B                                     18,100       1,333,107
                                                                     -----------
Total                                                                  6,232,182
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Canadian Tire Series A                                    13,578         875,196
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.4%)
Husky Energy                                              16,900       1,076,974
Imperial Oil                                              38,400       1,309,425
Nexen                                                     20,700       1,104,812
Suncor Energy                                             25,900       1,990,443

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

CANADA (CONT.)

OIL, GAS & CONSUMABLE FUELS (CONT.)

Talisman Energy                                           55,000     $   904,170
UrAsia Energy                                             82,000(b)      222,846
                                                                     -----------
Total                                                                  6,608,670
--------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Canadian Natl Railway                                     34,800       1,658,915
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
RONA                                                      80,000(b)    1,625,234
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Gildan Activewear                                         24,000(b)    1,222,347
--------------------------------------------------------------------------------

CHILE (0.4%)
CHEMICALS (0.2%)
Sociedad Quimica y
   Minera de Chile ADR                                     8,600       1,052,468
--------------------------------------------------------------------------------

METALS & MINING (0.2%)
Antofagasta                                              107,411       1,038,775
--------------------------------------------------------------------------------

CHINA (0.5%)
COMMUNICATIONS EQUIPMENT (0.3%)
Foxconn Intl Holdings                                    357,000(b)    1,186,680
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
Sohu.com                                                  13,400(b)      306,056
--------------------------------------------------------------------------------

IT SERVICES (--%)
TravelSky Technology
   Series H                                              155,000         203,300
--------------------------------------------------------------------------------

MARINE (0.1%)
China Shipping
   Development Series H                                  600,000         652,719
--------------------------------------------------------------------------------

CZECHOSLOVAKIA FEDERATED
REPUBLIC (0.3%)
COMMERCIAL BANKS
Komercni Banka                                             8,500       1,324,289
--------------------------------------------------------------------------------

DENMARK (0.8%)
CHEMICALS (0.2%)
Novozymes Series B                                        13,600       1,090,031
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 15

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES       VALUE(a)
DENMARK (CONT.)

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
William Demant Holding                                     11,800(b)  $  978,096
--------------------------------------------------------------------------------

INSURANCE (0.1%)
Topdanmark                                                  5,100(b)     724,067
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Novo Nordisk Series B                                      18,450      1,393,442
--------------------------------------------------------------------------------

FINLAND (0.9%)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Jaakko Poyry Group                                        104,000      1,347,369
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia                                                      62,840      1,247,251
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Fortum                                                     37,698      1,037,419
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Kesko Series B                                             21,724      1,026,787
--------------------------------------------------------------------------------

FRANCE (8.0%)
AIR FREIGHT & LOGISTICS (0.3%)
Norbert Dentressangle                                      15,000      1,244,491
--------------------------------------------------------------------------------

AIRLINES (0.2%)
Air France-KLM                                             25,333        902,472
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
BNP Paribas                                                22,310      2,453,251
Societe Generale                                           12,228      2,032,139
                                                                       ---------
Total                                                                  4,485,390
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Bacou-Dalloz                                               10,000      1,221,516
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
VINCI                                                      14,742      1,660,574
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.9%)
Ciments Francais                                           14,507      2,468,282
Imerys                                                     12,600      1,088,795
Lafarge                                                     6,140        825,247
Total                                                                  4,382,324
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

FRANCE (CONT.)


ELECTRICAL EQUIPMENT (0.6%)
Carbone Lorraine                                           30,000     $1,670,298
Legrand                                                    40,000      1,133,444
                                                                      ----------
Total                                                                  2,803,742
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.4%)
Groupe Danone                                              13,497      1,977,726
--------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
Gaz de France                                              31,880      1,281,787
Rubis                                                      22,686      1,718,564
                                                                      ----------
Total                                                                  3,000,351
--------------------------------------------------------------------------------

HOTELS,RESTAURANTS & LEISURE (0.3%)
Pierre & Vacances                                          11,000      1,262,233
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Kaufman & Broad                                            18,485      1,064,101
Nexity                                                     14,125        973,575
                                                                      ----------
Total                                                                  2,037,676
--------------------------------------------------------------------------------

INSURANCE (0.4%)
APRIL Group                                                41,000      1,753,136
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Iliad                                                      20,100      1,716,364
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Trigano                                                    20,000        939,686
--------------------------------------------------------------------------------

MACHINERY (0.3%)
Vallourec                                                   5,332      1,327,125
--------------------------------------------------------------------------------

MEDIA (0.2%)
Vivendi                                                    22,079        836,150
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.3%)
Neopost                                                    13,500      1,650,769
--------------------------------------------------------------------------------

OIL,GAS & CONSUMABLE FUELS (0.7%)
Total                                                      53,871      3,647,770
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Sanofi-Aventis                                             22,727      1,931,983
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
FONCIA Groupe                                              20,000        909,053
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


16 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                                      SHARES     VALUE(a)
GERMANY (5.9%)
AUTO COMPONENTS (--%)
ElringKlinger                                                 3,600   $  191,338
--------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
BMW                                                          21,833    1,254,045
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Deutsche Bank                                                13,564    1,707,245
Deutsche Beteiligungs                                        15,000      332,183
                                                                      ----------
Total                                                                  2,039,428
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
DEPFA Bank                                                  120,000    2,015,692
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
GFK                                                          22,800      997,905
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                               20,542    2,856,650
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Deutsche Boerse                                              15,394    2,482,443
Grenkeleasing                                                11,300      465,874
                                                                      ----------
Total                                                                  2,948,317
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
E.ON                                                         20,714    2,485,300
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
Rhon-Klinikum                                                47,000    1,946,703
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Rational                                                      5,150    1,094,482
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Siemens                                                      17,352    1,561,442
--------------------------------------------------------------------------------

INSURANCE (0.2%)
Allianz                                                       5,107      947,932
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Takkt                                                        43,000      669,600
--------------------------------------------------------------------------------

MACHINERY (0.4%)
MAN                                                          12,140    1,079,262
Vossloh                                                      18,000    1,125,556
                                                                      ----------
Total                                                                  2,204,818
--------------------------------------------------------------------------------

MEDIA (0.3%)
CTS Eventim                                                  39,700    1,373,241
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

GERMANY (CONT.)

METALS & MINING (0.3%)
Salzgitter                                                   11,612   $1,242,195
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
RWE                                                           7,144      706,054
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Merck                                                         8,475      893,525
--------------------------------------------------------------------------------

SOFTWARE (0.1%)
SAP                                                           2,938      584,560
--------------------------------------------------------------------------------

TEXTILES,APPAREL & LUXURY GOODS (0.2%)
PUMA                                                          2,663      944,360
--------------------------------------------------------------------------------

GREECE (0.6%)
COMMERCIAL BANKS (0.2%)
Alpha Bank                                                   35,554    1,034,690
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
TITAN Cement                                                 11,913      625,261
--------------------------------------------------------------------------------

HOTELS,RESTAURANTS & LEISURE (0.3%)
Intralot-Integrated Lottery Systems & Services               50,000    1,377,235
--------------------------------------------------------------------------------

HONG KONG (2.4%)
COMMUNICATIONS EQUIPMENT (0.2%)
Vtech Holdings                                              184,000      925,122
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.5%)
Lenovo Group                                              2,557,000    1,088,337
TPV Technology                                            1,165,000      969,248
                                                                      ----------
Total                                                                  2,057,585
--------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Li & Fung                                                   460,000    1,203,724
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Hong Kong Exchanges and Clearing                            280,000    2,217,907
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
China Green Holdings                                        930,000      405,403
Global Bio-Chem Technology Group                          2,500,000      732,959
                                                                      ----------
Total                                                                  1,138,362
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 17

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES        VALUE(a)
HONG KONG (CONT.)
HOUSEHOLD DURABLES (0.2%)
Techtronic Inds                                           750,000     $1,062,790
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Hengan Intl Group                                         378,000        909,918
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Kowloon Development                                       389,000        733,311
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Esprit Holdings                                           139,500      1,350,746
--------------------------------------------------------------------------------

INDIA (0.5%)
CHEMICALS (0.1%)
Asian Paints                                               36,000        534,703
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Housing Development
   Finance                                                 60,000      1,950,783
--------------------------------------------------------------------------------

INDONESIA (0.2%)
GAS UTILITIES
Perusahaan Gas Negara                                     700,000        875,864
--------------------------------------------------------------------------------

IRELAND (4.1%)
BEVERAGES (0.9%)
C&C Group                                                 264,836      4,401,240
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Kingspan Group                                            105,447      2,239,621
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Allied Irish Banks                                         40,770      1,111,030
Anglo Irish Bank                                          213,666      3,823,582
Bank of Ireland                                           100,000      2,015,437
                                                                      ----------
Total                                                                  6,950,049
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
IAWS Group                                                101,500      2,223,158
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
United Drug                                               350,000      1,644,004
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Paddy Power                                                35,000        657,155
--------------------------------------------------------------------------------

INSURANCE (0.1%)
FBD Holdings                                               14,309        723,255
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

IRELAND (CONT.)


TRADING COMPANIES & DISTRIBUTORS (0.3%)
Grafton Group Unit                                        110,000(b)  $1,613,243
--------------------------------------------------------------------------------

ITALY (2.8%)
AUTOMOBILES (0.3%)
Ducati Motor Holding                                    1,262,000(b)   1,353,087
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
GranitiFiandre                                             62,000        581,656
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
UniCredito Italiano                                       293,971      2,437,085
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Banca Italease                                             30,000      1,679,488
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Enel                                                      157,311      1,509,955
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.1%)
Amplifon                                                   90,000        678,343
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
SABAF                                                      40,000      1,294,270
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Compagnie Industriali
   Riunite                                                470,000      1,478,774
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.6%)
Eni                                                        90,200      2,720,554
--------------------------------------------------------------------------------

JAPAN (18.7%)
AIR FREIGHT & LOGISTICS (0.3%)
Kintetsu World Express                                     24,000        553,057
Yusen Air & Sea Service                                    31,000        714,365
                                                                      ----------
Total                                                                  1,267,422
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
FCC                                                        36,000        828,046
NGK Spark Plug                                             30,000        632,322
Nippon Seiki                                               42,000      1,003,762
                                                                      ----------
Total                                                                  2,464,130
--------------------------------------------------------------------------------

AUTOMOBILES (1.3%)
Honda Motor                                                66,600      2,357,623
Toyota Motor                                               70,300      4,165,703
                                                                      ----------
Total                                                                  6,523,326
--------------------------------------------------------------------------------

              See accompanying notes to investments in securities.


18 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                                      SHARES      VALUE(a)
JAPAN (CONT.)
BEVERAGES (0.4%)
Ito En                                                       63,400   $2,011,236
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
RISA Partners                                                   190      885,421
SPARX Asset Management                                          700      506,370
                                                                      ----------
Total                                                                  1,391,791
--------------------------------------------------------------------------------

CHEMICALS (1.4%)
Japan Pure Chemical                                              92      446,037
JSR                                                          62,500    1,571,184
Kansai Paint                                                194,000    1,623,993
Shin-Etsu Chemical                                           26,400    1,731,407
Sumitomo Chemical                                           191,000    1,362,069
                                                                      ----------
Total                                                                  6,734,690
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
Bank of Fukuoka                                              90,000      718,769
Chiba Bank                                                  210,000    1,881,830
Hiroshima Bank                                              139,800      835,572
Mitsubishi UFJ
   Financial Group                                              245    3,079,521
Mizuho Financial Group                                          252    1,962,993
Sumitomo Mitsui
   Financial Group                                              350    3,830,696
Sumitomo Trust & Banking                                     93,000    1,000,376
Suruga Bank                                                  59,000      733,527
                                                                      ----------
Total                                                                 14,043,284
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Asahi Pretec                                                 34,100      825,165
Park24                                                       62,000      902,300
                                                                      ----------
Total                                                                  1,727,465
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
ORIX                                                          5,870    1,653,839
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Osaka Securities Exchange                                       100      417,033
Sumisho Lease                                                14,800      880,787
                                                                      ----------
Total                                                                  1,297,820
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Ushio                                                        63,000    1,311,714
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Hirose Electric                                               3,700      493,544
Hoya                                                         40,000    1,545,960

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

JAPAN (CONT.)

ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)

Ibiden                                                       34,100   $1,787,370
TOYO                                                         27,100      313,753
                                                                      ----------
Total                                                                  4,140,627
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Ain Pharmaciez                                               34,600      633,125
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.3%)
T. Hasegawa                                                  50,000      734,929
Yakult Honsha                                                31,400      843,062
                                                                      ----------
Total                                                                  1,577,991
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Hogy Medical                                                 21,700      877,649
Nagaileben                                                   23,000      469,047
Nakanishi                                                     4,300      523,574
Olympus                                                      29,000      922,445
                                                                      ----------
Total                                                                  2,792,715
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (--%)
AS ONE                                                          300        7,342
Message                                                         160      218,897
                                                                      ----------
Total                                                                    226,239
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Casio Computer                                               56,200    1,136,494
Daito Trust Construction                                     44,300    2,337,162
Hitachi Koki                                                 36,000      513,450
Joint                                                        18,000      707,995
                                                                      ----------
Total                                                                  4,695,101
--------------------------------------------------------------------------------

IT SERVICES (0.6%)
CSK Holdings                                                 18,500      824,156
Nomura Research Institute                                     6,300      919,008
NTT Data                                                        212    1,056,828
                                                                      ----------
Total                                                                  2,799,992
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Shimano                                                      19,000      529,628
--------------------------------------------------------------------------------

MACHINERY (0.7%)
Hitachi Construction
   Machinery                                                 28,800      684,600
Komatsu                                                      80,200    1,446,960
Mori Seiki                                                   39,200      819,530
NSK                                                          86,000      720,650
                                                                      ----------
Total                                                                  3,671,740
--------------------------------------------------------------------------------

              See accompanying notes to investments in securities.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 19


COMMON STOCKS (CONTINUED)

ISSUER                                                     SHARES       VALUE(a)
JAPAN (CONT.)
MARINE (0.2%)
Mitsui OSK Lines                                          102,000     $  850,363
--------------------------------------------------------------------------------

MEDIA (0.7%)
Jupiter Telecommunications                                  4,259(b)   3,455,999
--------------------------------------------------------------------------------

METALS & MINING (0.2%)
Sumitomo Metal Mining                                      84,000      1,103,959
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.6%)
Canon                                                      54,500      2,921,890
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
INPEX Holdings                                                128(b)   1,046,328
Japan Petroleum Exploration                                14,300        832,689
                                                                      ----------
Total                                                                  1,879,017
--------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.2%)
Kobayashi Pharmaceutical                                   19,900        764,010
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Sawai Pharmaceutical                                       17,100        791,030
Takeda Pharmaceutical                                      41,700      2,677,786
                                                                      ----------
Total                                                                  3,468,816
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
AEON Mall                                                  25,000      1,318,940
ARDEPRO                                                     2,634        963,961
Kenedix                                                       386      2,168,465
Shoei                                                      25,810        823,183
Sumitomo Realty &
Development                                                40,000      1,327,063
                                                                      ----------
Total                                                                  6,601,612
--------------------------------------------------------------------------------

ROAD & RAIL (0.3%)
Central Japan Railway                                         133      1,432,920
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Lasertec                                                   28,800        738,777
Shinko Electric Inds                                       25,100        669,620
SUMCO                                                      11,500        818,127
                                                                      ----------
Total                                                                  2,226,524
--------------------------------------------------------------------------------

SOFTWARE (0.4%)
CAPCOM                                                     44,400        814,348
Nintendo                                                    5,100      1,043,113
                                                                      ----------
Total                                                                  1,857,461
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

JAPAN (CONT.)

SPECIALTY RETAIL (0.5%)
Fast Retailing                                              6,000     $  567,935
GEO                                                           439        919,667
USS                                                        18,800      1,192,783
                                                                      ----------
Total                                                                  2,680,385
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
Kamigumi                                                   55,000        451,005
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
KDDI                                                          165      1,028,516
--------------------------------------------------------------------------------

LUXEMBOURG (0.5%)

MEDIA
SES Global FDR                                            155,000      2,376,084
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
GAGFAH                                                      7,000(b)     203,177
--------------------------------------------------------------------------------

MEXICO (0.6%)
HOUSEHOLD DURABLES (0.4%)
Consorcio ARA                                             240,000      1,362,660
Urbi Desarrollos Urbanos                                  300,000(b)     915,415
                                                                      ----------
Total                                                                  2,278,075
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Grupo Aeroportuario del Pacifico ADR                        3,000        113,220
Grupo Aeroportuario del Sureste ADR                        20,500        777,565
                                                                      ----------
Total                                                                    890,785
--------------------------------------------------------------------------------

NETHERLANDS (5.7%)

BEVERAGES (0.3%)
Heineken                                                   28,004      1,269,281
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
USG People                                                 68,800      2,815,392
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
TomTom                                                     19,019(b)     803,531
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Imtech                                                     26,300      1,465,301
Royal Boskalis Westminster                                  1,900        138,719
Wavin                                                      12,100(b)     179,156
                                                                      ----------
Total                                                                  1,783,176
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


20 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT


COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
NETHERLANDS (CONT.)
DIVERSIFIED FINANCIAL SERVICES (0.5%)
ING Groep                                                  50,162     $2,222,371
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Fugro                                                      91,242      3,943,382
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
OPG Groep                                                  19,000      1,948,617
--------------------------------------------------------------------------------

MACHINERY (0.5%)
Aalberts Inds                                              32,144      2,523,260
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
Mittal Steel                                               55,946      2,401,502
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
Royal Dutch Shell Series A                                 61,973      2,149,123
Royal Dutch Shell Series B                                 52,649      1,886,039
                                                                      ----------
Total                                                                  4,035,162
--------------------------------------------------------------------------------

SOFTWARE (0.3%)
Unit 4 Agresso                                             62,000(b)   1,316,046
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Ten Cate                                                   50,000      1,415,528
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Smit Intl                                                  35,600      1,710,356
--------------------------------------------------------------------------------

NEW ZEALAND (0.2%)

HOTELS, RESTAURANTS & LEISURE
Sky City Entertainment Group                              319,086      1,100,678
--------------------------------------------------------------------------------

NORWAY (1.3%)
AUTO COMPONENTS (0.1%)
Kongsberg Automotive                                       54,000        462,732
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
Acta Holding                                              178,500        824,884
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Telenor                                                    96,960      1,531,900
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.2%)
Aker Kvaerner                                               9,052        941,892
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

NORWAY (CONT.)


FOOD PRODUCTS (0.1%)
Pan Fish                                                  689,000(b)  $  539,805
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.2%)
Orkla                                                      20,260      1,038,561
--------------------------------------------------------------------------------

IT SERVICES (0.2%)
Ementor                                                   173,500(b)     876,115
--------------------------------------------------------------------------------

RUSSIA (0.5%)
IT SERVICES (0.2%)
RBC Information Systems ADR                                31,050(b)   1,328,940
--------------------------------------------------------------------------------

METALS & MINING (0.3%)
Mechel ADR                                                 21,000        466,200
Novolipetsk Steel GDR                                      37,500        787,500
                                                                      ----------
Total                                                                  1,253,700
--------------------------------------------------------------------------------

SINGAPORE (0.8%)
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Singapore Exchange                                        200,000        578,258
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
SingTel                                                   553,450        942,330
--------------------------------------------------------------------------------

MACHINERY (0.3%)
MMI Holdings                                            1,748,000      1,123,105
--------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
ComfortDelGro                                             375,000        392,733
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
StarHub                                                   477,285        683,851
--------------------------------------------------------------------------------

SOUTH AFRICA (1.1%)

METALS & MINING (0.8%)
Anglo American                                             37,780      1,703,626
Impala Platinum Holdings                                    9,500      1,670,968
Randgold Resources ADR                                     35,000(b)     793,450
                                                                      ----------
Total                                                                  4,168,044
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)

Edgars Consolidated Stores                                250,000      1,246,520
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 21

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
SOUTH KOREA (1.9%)

COMMERCIAL BANKS (0.4%)

Daegu Bank                                                51,690      $  856,195
Kookmin Bank                                              13,505       1,074,033
                                                                     -----------
Total                                                                  1,930,228
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Daewoo Engineering &
   Construction                                           64,320       1,393,213
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.2%)
NHN                                                        9,153         908,691
--------------------------------------------------------------------------------

METALS & MINING (0.2%)
Korea Zinc                                                 9,502       1,049,276
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Samsung Electronics                                        4,936       3,202,268
--------------------------------------------------------------------------------

TOBACCO (0.2%)
KT&G                                                      13,076         808,052
--------------------------------------------------------------------------------

SPAIN (1.9%)
COMMERCIAL BANKS (0.6%)
Banco Bilbao Vizcaya
   Argentaria                                             93,085       2,247,957
Banco Santander Central
   Hispano                                                59,453       1,029,012
                                                                     -----------
Total                                                                  3,276,969
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
ACS Actividades de
   Construccion y Servicios                               26,561       1,333,385
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Telefonica                                                94,699       1,825,196
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Red Electrica de Espana                                   33,800       1,311,959
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Inditex                                                   35,623       1,703,277
--------------------------------------------------------------------------------

SWEDEN (2.7%)
COMMERCIAL BANKS (0.5%)
Swedbank                                                  35,100       1,149,680
Nordea Bank                                              110,600       1,524,112
                                                                     -----------
Total                                                                  2,673,792
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

SWEDEN (CONT.)


COMMUNICATIONS EQUIPMENT (0.1%)
Telefonaktiebolaget LM
   Ericsson Series B                                    186,000       $  705,833
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Sweco Series B                                            27,000         822,669
--------------------------------------------------------------------------------

MACHINERY (1.2%)
Alfa Laval                                                21,450         794,676
Atlas Copco Series A                                      45,200       1,320,869
Hexagon Series B                                          83,000       3,092,210
                                                                     -----------
Total                                                                  5,207,755
--------------------------------------------------------------------------------

MEDIA (0.2%)
Modern Times Group
   Series B                                               19,750       1,137,887
--------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Oriflame Cosmetics SDR                                    27,400         990,444
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Nobia                                                     44,000       1,560,024
--------------------------------------------------------------------------------

SWITZERLAND (6.2%)
BIOTECHNOLOGY (0.3%)
Actelion                                                   7,909(b)    1,331,942
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Geberit                                                    2,427       3,162,514
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
UBS                                                       31,837       1,901,519
--------------------------------------------------------------------------------

CHEMICALS (0.5%)
Givaudan                                                   1,200         993,569
Sika                                                       1,175(b)    1,530,145
                                                                     -----------
Total                                                                  2,523,714
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.1%)
Logitech Intl                                             20,000(b)      525,723
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
ABB                                                      100,250       1,490,856
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Lindt & Sprungli                                              37         853,915
Nestle                                                     8,484       2,898,473
                                                                     -----------
Total                                                                  3,752,388
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


22 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
SWITZERLAND (CONT.)
HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Phonak Holding                                            14,688      $  937,482
Synthes                                                   16,500       1,871,503
                                                                     -----------
Total                                                                  2,808,985
--------------------------------------------------------------------------------

MACHINERY (0.4%)
Burckhardt Compression
   Holding                                                11,600(b)    1,258,843
Schindler Holding                                         15,000         861,535
                                                                     -----------
Total                                                                  2,120,378
--------------------------------------------------------------------------------

MARINE (0.4%)
Kuehne & Nagel Intl                                       26,250       1,804,160
--------------------------------------------------------------------------------

METALS & MINING (0.3%)
Xstrata                                                   33,735       1,441,430
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Novartis                                                  57,310       3,478,219
Roche Holding                                             23,117       4,045,475
                                                                     -----------
Total                                                                  7,523,694
--------------------------------------------------------------------------------

TAIWAN (0.7%)
COMPUTERS & PERIPHERALS (0.2%)
Advantech                                                407,995       1,135,909
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Phoenixtec Power                                         469,000         494,241
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Wah Lee Industrial                                       416,000         826,747
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Novatek Microelectronics                                 166,482         788,362
--------------------------------------------------------------------------------

SOFTWARE (--%)
Springsoft                                               129,799         157,468
--------------------------------------------------------------------------------

UNITED KINGDOM (13.0%)
AEROSPACE & DEFENSE (0.3%)
Chemring Group                                            49,221       1,486,265
--------------------------------------------------------------------------------

AIRLINES (0.2%)
British Airways                                          124,097(b)    1,087,706
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.4%)
Man Group                                                190,586       1,774,090
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

UNITED KINGDOM (CONT.)


COMMERCIAL BANKS (0.9%)
Barclays                                                111,912$       1,510,317
HBOS                                                      55,744       1,155,826
HSBC Holdings                                             86,518       1,640,430
                                                                     -----------
Total                                                                  4,306,573
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.8%)
De La Rue                                                 84,668       1,002,942
Michael Page Intl                                        192,627       1,484,443
RPS Group                                                360,000       1,600,011
                                                                     -----------
Total                                                                  4,087,396
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Keller Group                                              65,000         936,726
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Debt Free Direct                                          45,700         475,092
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Scottish &
   Southern Energy                                        74,968       1,879,040
Viridian Group                                            30,000         758,232
                                                                     -----------
Total                                                                  2,637,272
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Expro Intl Group                                         128,928       1,878,908
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.1%)
Tesco                                                     94,480         709,169
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Tate & Lyle                                               63,067         947,967
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Punch Taverns                                             59,902       1,175,768
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Persimmon                                                 50,245       1,279,496
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Reckitt Benckiser                                         45,362       1,973,706
--------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Intl Power                                               201,659       1,287,666
--------------------------------------------------------------------------------

INSURANCE (0.2%)
Admiral Group                                             49,448         876,724
--------------------------------------------------------------------------------

MACHINERY (0.3%)
Charter                                                   71,950(b)    1,265,396
--------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 23

COMMON STOCKS (CONTINUED)

ISSUER                                                  SHARES        VALUE(a)
UNITED KINGDOM (CONT.)
MEDIA (0.5%)
Taylor Nelson Sofres                                    150,000     $    593,710
UTV 116,400                                             801,540
WPP Group                                                91,906        1,177,212
                                                                    ------------
Total                                                                  2,572,462
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
BHP Billiton                                             87,407        1,685,630
Rio Tinto                                                16,470          908,567
                                                                    ------------
Total                                                                  2,594,197
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Marks & Spencer Group                                   156,656        1,961,763
--------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Natl Grid                                               160,865        2,055,896
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.1%)
BG Group                                                 61,122          810,886
BP                                                      101,241        1,125,874
Tullow Oil                                              356,925        2,651,852
Venture Production                                       58,600(b)       892,001
                                                                    ------------
Total                                                                  5,480,613
--------------------------------------------------------------------------------

PHARMACEUTICALS (1.8%)
AstraZeneca                                              69,151        4,086,436
GlaxoSmithKline                                         169,620        4,529,707
                                                                    ------------
Total                                                                  8,616,143
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
British Land                                             41,514        1,183,861
Countrywide                                              93,089          914,028
Workspace Group                                         100,000          776,353
                                                                    ------------
Total                                                                  2,874,242
--------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Northgate                                                57,100        1,189,388
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.8%)
Northern Rock                                            90,000        2,054,952
Paragon Group of Companies                              150,000        1,927,053
                                                                    ------------
Total                                                                  3,982,005
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)

UNITED KINGDOM (CONT.)


TOBACCO (0.7%)
British American Tobacco                                 57,629     $  1,570,863
Imperial Tobacco Group                                   57,085        2,022,081
                                                                    ------------
Total                                                                  3,592,944
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
BBA Group                                               200,000        1,022,421
--------------------------------------------------------------------------------

UNITED STATES (1.9%)
DIVERSIFIED FINANCIAL SERVICES (1.1%)
iShares MSCI EAFE Index Fund                             82,231        5,773,438
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.4%)
Atwood Oceanics                                          43,000(b)     1,986,600
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Central European Distribution                            68,500(b)     1,738,530
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $399,918,308)                                                $480,632,148
--------------------------------------------------------------------------------

PREFERRED STOCKS (0.8%)(C)

ISSUER                                                  SHARES        VALUE(a)

GERMANY
Porsche                                                   2,579     $  3,007,094
Hugo Boss                                                22,500        1,046,808
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $2,650,999)                                                  $  4,053,902
--------------------------------------------------------------------------------

MONEY MARKET FUND (1.3%)
                                                        SHARES        VALUE(a)

RiverSource Short-Term
Cash Fund                                             6,347,457(d)  $  6,347,457
--------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $6,347,457)                                                  $  6,347,457
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $408,916,764)(e)                                             $491,033,507
================================================================================

See accompanying notes to investments in securities.


24 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(e) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $419,191,051 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $78,017,926
     Unrealized depreciation                                         (6,175,470)
                                                                    -----------
     Net unrealized appreciation                                    $71,842,456

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 25

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $402,569,307)                             $ 484,686,050
   Affiliated money market fund (identified cost $6,347,457) (Note 6)                  6,347,457
------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $408,916,764)                       491,033,507
Foreign currency holdings (identified cost $4,099,074) (Note 1)                        4,116,372
Capital shares receivable                                                                162,741
Dividends and accrued interest receivable                                                486,996
Receivable for investment securities sold                                              3,232,340
Unrealized appreciation on foreign currency contracts held, at value (Note 5)              9,277
------------------------------------------------------------------------------------------------
Total assets                                                                         499,041,233
------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                   185,741
Payable for investment securities purchased                                            5,468,682
Unrealized depreciation on foreign currency contracts held, at value (Note 5)              8,664
Accrued investment management services fee                                                13,281
Accrued distribution fee                                                                   3,937
Accrued service fee                                                                            2
Accrued transfer agency fee                                                                1,084
Accrued administrative services fee                                                        1,076
Other accrued expenses                                                                   138,067
------------------------------------------------------------------------------------------------
Total liabilities                                                                      5,820,534
------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                 $ 493,220,699
================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                               $ 524,291
Additional paid-in capital                                                           334,591,178
Undistributed net investment income                                                    3,933,129
Accumulated net realized gain (loss)                                                  72,030,878
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)        82,141,223
------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock           $ 493,220,699
================================================================================================

Net assets applicable to outstanding shares: Class A                               $ 293,775,958
                                             Class B                               $  66,512,481
                                             Class C                               $   4,436,253
                                             Class I                               $ 127,665,491
                                             Class Y                               $     830,516
Net asset value per share of outstanding
   capital stock:                            Class A shares           31,171,014   $        9.42
                                             Class B shares            7,289,751   $        9.12
                                             Class C shares              486,251   $        9.12
                                             Class I shares           13,394,495   $        9.53
                                             Class Y shares               87,614   $        9.48
------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


26 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME
Dividends                                                                 $   8,349,615
Interest                                                                        414,365
Income distributions from affiliated money market fund (Note 6)                  49,902
Fee income from securities lending (Note 3)                                       8,403
   Less foreign taxes withheld                                                 (883,798)
---------------------------------------------------------------------------------------
Total income                                                                  7,938,487
---------------------------------------------------------------------------------------
Expenses (Note 2):

Investment management services fee                                            4,039,162
Distribution fee
   Class A                                                                      650,601
   Class B                                                                      659,823
   Class C                                                                       40,332
Transfer agency fee                                                             660,518
Incremental transfer agency fee
   Class A                                                                       53,237
   Class B                                                                       26,531
   Class C                                                                        1,476
Service fee -- Class Y                                                              680
Administrative services fees and expenses                                       347,819
Compensation of board members                                                    12,943
Custodian fees                                                                  269,166
Printing and postage                                                            120,400
Registration fees                                                                76,525
Audit fees                                                                       22,500
Other                                                                            42,534
---------------------------------------------------------------------------------------
Total expenses                                                                7,024,247
   Earnings and bank fee credits on cash balances (Note 2)                      (13,361)
---------------------------------------------------------------------------------------
Total net expenses                                                            7,010,886
---------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 927,601
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                            79,964,186
   Foreign currency transactions                                               (173,418)
   Payment from affiliate (Note 2)                                                  829
---------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      79,791,597
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         2,219,976
---------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       102,011,573
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ 102,939,174
=======================================================================================

See accompanying notes to financial statements.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 27

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                               2006          2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) net                                                 $    927,601   $    992,981
Net realized gain (loss) on investments                                        79,791,597     26,778,405
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          22,219,976     21,638,580
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               102,939,174     49,409,966
--------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
   Class A                                                                     (1,845,176)      (231,176)
   Class B                                                                        (83,255)            --
   Class C                                                                         (4,225)            --
   Class I                                                                     (1,116,153)       (91,817)
   Class Y                                                                         (5,241)          (498)
Net realized gain
   Class A                                                                    (16,961,181)    (3,059,531)
   Class B                                                                     (4,727,673)      (910,373)
   Class C                                                                       (266,313)       (55,085)
   Class I                                                                     (6,858,477)      (511,221)
   Class Y                                                                        (38,745)        (3,753)
--------------------------------------------------------------------------------------------------------
Total distributions                                                           (31,906,439)    (4,863,454)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Proceeds from sales

   Class A shares (Note 2)                                                     71,091,291     70,760,178
   Class B shares                                                              14,885,642     18,857,566
   Class C shares                                                               1,350,133        804,929
   Class I shares                                                              42,682,617     58,977,112
   Class Y shares                                                                 274,997        293,093
Reinvestment of distributions at net asset value
   Class A shares                                                              18,411,725      3,224,329
   Class B shares                                                               4,740,243        897,535
   Class C shares                                                                 266,034         54,174
   Class I shares                                                               7,973,544        602,799
   Class Y shares                                                                  42,563          3,942
Payments for redemptions
   Class A shares                                                             (53,419,149)   (38,010,772)
   Class B shares (Note 2)                                                    (20,865,258)   (13,707,069)
   Class C shares (Note 2)                                                     (1,062,230)      (796,488)
   Class I shares                                                             (24,093,579)    (5,338,245)
   Class Y shares                                                                (108,683)       (18,603)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              62,169,890     96,604,480
--------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       133,202,625    141,150,992
Net assets at beginning of year                                               360,018,074    218,867,082
--------------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $493,220,699   $360,018,074
========================================================================================================
Undistributed net investment income                                          $  3,933,129   $  1,077,458
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


28 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Managers Series, Inc. (formerly AXP Partners International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4,terminating the shareholder servicing agreement,revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes areeffective Dec. 11, 2006.

At Oct. 31,2006,Ameriprise Financial,Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares,which represents 25.88% of the Fund's net assets.

At Oct. 31, 2006,Ameriprise Financial and the affiliated funds-of-funds owned approximately 26% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 29

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds,Ameriprise Financial utilizes Fair Value Pricing
(FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


30 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 31

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $4,982,120 and accumulated net realized gain has been decreased by $4,982,120. The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                         2006         2005
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                      $ 4,492,569   $  231,176
   Long-term capital gain                                14,313,788    3,059,531

CLASS B
Distributions paid from:
   Ordinary income.                                         821,176           --
   Long-term capital gain                                 3,989,752      910,373

CLASS C
Distributions paid from:
   Ordinary income                                           45,793           --
   Long-term capital gain                                   224,745       55,085

CLASS I
Distributions paid from:
   Ordinary income                                        2,186,661       91,817
   Long-term capital gain                                 5,787,969      511,221

CLASS Y
Distributions paid from:
   Ordinary income                                           11,289          498
   Long-term capital gain                                    32,697        3,753


32 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $30,116,466
Accumulated long-term gain (loss)                                    $56,121,828
Unrealized appreciation (depreciation)                               $71,866,936

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium,market discount and original issue discount using the effective interest method,is accrued daily.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 33

2.EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investment, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $262,382 for the year ended Oct. 31, 2006.

The Investment Manager has Subadvisory Agreements with Columbia Wanger Asset Management, L.P. and Principal Global Investors, LLC (Principal). Effective April 24, 2006, Principal replaced American Century Global Investment Management, Inc. as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $9,357 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.


Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


34 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $729,041 for Class A, $81,001 for Class B and $472 for Class C for the year ended Oct. 31, 2006.

Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated by the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.72% for Class A, 2.49% for Class B, 2.49% for Class C, 1.37% for Class I and 1.55% for Class Y of the Fund's average daily net assets. In addition, effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class R4.

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $13,361 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 35

In addition, the Fund received a one time payment of $829 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3.SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $558,996,408 and $528,172,520, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $8,189 for the year ended Oct. 31, 2006.

Income from securities lending amounted to $8,403 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4.CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED OCT. 31, 2006
                                   CLASS A      CLASS B     CLASS C     CLASS I    CLASS Y
------------------------------------------------------------------------------------------
Sold                              8,149,897    1,757,127    159,447    4,826,238    31,198
Issued for reinvested
   distributions                  2,307,233      610,070     34,239      992,970     5,314
Redeemed                         (6,106,614)  (2,475,283)  (124,810)  (2,579,747)  (12,635)
------------------------------------------------------------------------------------------
Net increase (decrease)           4,350,516     (108,086)    68,876    3,239,461    23,877
------------------------------------------------------------------------------------------

                                                 YEAR ENDED OCT. 31, 2005
                                   CLASS A      CLASS B     CLASS C    CLASS I    CLASS Y
-----------------------------------------------------------------------------------------
Sold                             9,296,137     2,544,007    108,973   7,713,932   37,367
Issued for reinvested
   distributions                   443,511       126,235      7,620      82,350       540
Redeemed                         (4,981,355)  (1,823,857)  (107,794)   (695,565)   (2,507)
------------------------------------------------------------------------------------------
Net increase (decrease)          4,758,293       846,385      8,799   7,100,717    35,400
------------------------------------------------------------------------------------------


36 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

5.FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO              CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED              BE RECEIVED   APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 1, 2006                 4,966,068                   42,336     $     --       $    127
                          Japanese Yen              U.S. Dollar
Nov. 1, 2006                36,521,447                  311,020           --          1,262
                          Japanese Yen              U.S. Dollar
Nov. 1, 2006                43,993,823                  374,656           --          1,521
                          Japanese Yen              U.S. Dollar
Nov. 1, 2006                44,409,166                  378,193           --          1,535
                          Japanese Yen              U.S. Dollar
Nov. 1, 2006                70,466,437                  600,099           --          2,436
                          Japanese Yen              U.S. Dollar
Nov. 1, 2006                   346,242                   52,921           --             61
                       Norwegian Krone              U.S. Dollar
Nov. 1, 2006                   888,519                  697,990        2,395             --
                           U.S. Dollar   European Monetary Unit
Nov. 1, 2006                     2,596                   20,193            1             --
                           U.S. Dollar         Hong Kong Dollar
Nov. 1, 2006                    61,568                7,221,925          184             --
                           U.S. Dollar             Japanese Yen
Nov. 1, 2006                   282,856               33,214,223        1,148             --
                           U.S. Dollar             Japanese Yen
Nov. 1, 2006                   392,302               46,065,988        1,592             --
                           U.S. Dollar             Japanese Yen
Nov. 1, 2006                   111,286                  138,907          376             --
                           U.S. Dollar              Swiss Franc
Nov. 2, 2006                    60,562                  115,123           --            399
                         British Pound              U.S. Dollar
Nov. 2, 2006                   105,081                  133,711           --            415
                European Monetary Unit              U.S. Dollar
Nov. 2, 2006                   172,372                  219,405           --            610
                European Monetary Unit              U.S. Dollar
Nov. 2, 2006                 4,834,565                   41,205           --            134
                          Japanese Yen              U.S. Dollar
Nov. 2, 2006                   121,688                   95,633          378             --
                           U.S. Dollar   European Monetary Unit
Nov. 2, 2006                    12,258                1,438,204           40             --
                           U.S. Dollar             Japanese Yen


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 37

EXCHANGE DATE      CURRENCY TO BE      CURRENCY TO BE     UNREALIZED     UNREALIZED
                        DELIVERED            RECEIVED   APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------
Nov. 2, 2006               87,984             109,795       $ 276           $ --
                      U.S. Dollar         Swiss Franc
Nov. 3, 2006               13,005              24,802           5             --
                    British Pound         U.S. Dollar
Nov. 3, 2006               57,656              73,572          --             20
                European Monetary         U.S. Dollar
                             Unit
Nov. 3, 2006               57,697              45,215          16             --
                      U.S. Dollar   European Monetary
                                                 Unit

Nov. 3, 2006               54,428              67,676          --             26
                      U.S. Dollar         Swiss Franc
Nov. 6, 2006            2,163,439              18,381          --            118
                     Japanese Yen         U.S. Dollar
Nov. 6, 2006                7,310             860,337          47             --
                      U.S. Dollar        Japanese Yen
Nov. 6, 2006               24,319           2,862,313         156             --
                      U.S. Dollar        Japanese Yen
Nov. 6, 2006              415,204          48,869,544       2,663             --
                      U.S. Dollar        Japanese Yen
-----------------------------------------------------------------------------------
Total                                                     $ 9,277        $ 8,664
-----------------------------------------------------------------------------------

6.AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7.BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.


38 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

8.INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 39

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


40 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

9.FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,                2006    2005         2004       2003        2002
Net asset value, beginning of period      $ 8.05   $ 6.85      $ 5.80      $ 4.56     $  5.25
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .02      .02          --         .01         .01
Net gains (losses) (both realized
   and unrealized)                          2.04     1.33        1.05        1.23        (.70)
---------------------------------------------------------------------------------------------
Total from investment operations            2.06     1.35        1.05        1.24        (.69)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.06)    (.01)         --           --          --
Distributions from realized gains           (.63)    (.14)         --           --          --
---------------------------------------------------------------------------------------------
Total distributions                         (.69)    (.15)         --           --          --
---------------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.42   $ 8.05      $ 6.85      $ 5.80 $      4.56
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  294   $  216      $  151      $  109     $    72
---------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      1.61%    1.74%(c)    1.75%(c)   1.75%(c)     1.72%(c)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets               .23%     .37%        .17%        .23%        .29%
---------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         124%      67%         87%        116%        141%
---------------------------------------------------------------------------------------------
Total return(d)                            27.21%   19.89%      18.15%      27.26%     (13.14%)
---------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.85%, 2.05% and 2.35% for the years ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 41

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005        2004        2003         2002
Net asset value, beginning of  period     $ 7.82   $ 6.69      $ 5.71      $ 4.53      $  5.25
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.05)    (.02)       (.02)       (.02)        (.01)
Net gains (losses) (both realized
   and unrealized)                          1.99     1.29        1.00        1.20         (.71)
--------------------------------------------------------------------------------------------------
Total from investment  operations           1.94     1.27         .98        1.18         (.72)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment  income       (.01)      --          --          --           --
Distributions from realized  gains          (.63)    (.14)         --          --           --
--------------------------------------------------------------------------------------------------
Total distributions                         (.64)    (.14)         --          --           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.12   $ 7.82      $ 6.69      $ 5.71      $  4.53
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   67   $   58      $   44      $   36      $    24
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.37%    2.51%(c)    2.51%(c)    2.52%(c)     2.52%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (.53%)   (.39%)      (.59%)      (.52%)       (.46%)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         124%      67%         87%        116%         141%
--------------------------------------------------------------------------------------------------
Total return(d)                            26.19%   19.13%      17.16%      26.05%      (13.71%)
--------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.56%, 2.62%, 2.82% and 3.12% for the years ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.


42 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,               2006     2005        2004        2003         2002
Net asset value, beginning of period      $ 7.81   $ 6.69      $ 5.71      $ 4.52      $  5.25
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                (.04)    (.02)       (.02)       (.02)        (.01)
Net gains (losses) (both realized
   and unrealized)                          1.99     1.28        1.00        1.21         (.72)
--------------------------------------------------------------------------------------------------
Total from investment operations            1.95     1.26         .98        1.19         (.73)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.01)      --          --          --           --
Distributions from realized gains           (.63)    (.14)         --          --           --
--------------------------------------------------------------------------------------------------
Total distributions                         (.64)    (.14)         --          --           --
--------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 9.12   $ 7.81      $ 6.69      $ 5.71      $  4.52
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $    4   $    3      $    3      $    2      $     1
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(b)                      2.37%    2.51%(c)    2.51%(c)    2.52%(c)     2.52%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              (.53%)   (.41%)      (.60%)      (.52%)       (.41%)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         124%      67%         87%        116%         141%
--------------------------------------------------------------------------------------------------
Total return(d)                            26.34%   18.98%      17.16%      26.27%      (13.90%)
--------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.61%, 2.82% and 3.12% for the years ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 43

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,                                         2006     2005    2004(B)
Net asset value, beginning of period                                $ 8.13   $ 6.90   $6.62
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06      .03     .02
Net gains (losses) (both realized and unrealized)                     2.07     1.36     .26
---------------------------------------------------------------------------------------------------
Total from investment operations                                      2.13     1.39     .28
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.10)    (.02)     --
Distributions from realized gains                                     (.63)    (.14)     --
---------------------------------------------------------------------------------------------------
Total distributions                                                   (.73)    (.16)     --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.53   $ 8.13   $6.90
---------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $  128   $   83   $  21
---------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                      1.14%    1.28%   1.35%(d),(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .67%     .95%    .55%(d)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                   124%      67%     87%
---------------------------------------------------------------------------------------------------
Total return(f)                                                      27.86%   20.42%   4.23%(g)
---------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004. (f) Total return does not reflect payment of a sales charge.

(g)  Not annualized.


44 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES(a)

FISCAL PERIOD ENDED OCT. 31,                                         2006     2005         2004        2003         2002
Net asset value, beginning of period                                $ 8.09   $ 6.88      $  5.82      $ 4.57      $  5.25
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04      .02          .01         .02          .01
Net gains (losses) (both realized and unrealized)                     2.06     1.34         1.05        1.23         (.69)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.10     1.36         1.06        1.25         (.68)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.08)    (.01)          --          --           --
Distributions from realized gains                                     (.63)    (.14)          --          --           --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.71)    (.15)          --          --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 9.48   $ 8.09      $  6.88      $ 5.82      $  4.57
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                             $    1   $    1      $    --      $   --      $    --
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.43%    1.57%(c)     1.58%(c)    1.56%(c)     1.52%(c)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .42%     .58%         .40%        .28%         .41%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)                                   124%      67%          87%        116%         141%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      27.59%   20.07%       18.29%      27.47%      (12.94%)
-----------------------------------------------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.69%, 1.88% and 9.17% for the years ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 45

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Aggressive Growth Fund (a series of RiverSource International Managers Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Aggressive Growth Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
December 20, 2006


46 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                         77.83%
   Dividends Received Deduction for corporations                      0.11%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.16593

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.52878
TOTAL DISTRIBUTIONS                                               $0.69471

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                         77.83%
   Dividends Received Deduction for corporations                      0.11%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.10873

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.52878
TOTAL DISTRIBUTIONS                                               $0.63751

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                         77.83%
   Dividends Received Deduction for corporations                      0.11%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.10774

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.52878
TOTAL DISTRIBUTIONS                                               $0.63652


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 47

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                         77.83%
   Dividends Received Deduction for corporations                      0.11%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.19977

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.52878
TOTAL DISTRIBUTIONS                                               $0.72855

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                         77.83%
   Dividends Received Deduction for corporations                      0.11%

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.18256

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                     $0.52878
TOTAL DISTRIBUTIONS                                               $0.71134


48 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 49

                                     BEGINNING        ENDING         EXPENSES
                                   ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                    MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)   EXPENSE RATIO
Class A
   Actual(b)                           $1,000        $1,001.10       $ 8.21(c)         1.61%
   Hypothetical
   (5% return before expenses)         $1,000        $1,017.28       $ 8.28(c)         1.61%
Class B
   Actual(b)                           $1,000          $997.80       $12.11(c)         2.38%
   Hypothetical
   (5% return before expenses)         $1,000        $1,013.35       $12.21(c)         2.38%
Class C
   Actual(b)                           $1,000        $  997.80       $12.11(c)         2.38%
   Hypothetical
   (5% return before expenses)         $1,000        $1,013.35       $12.21(c)         2.38%
Class I
   Actual(b)                           $1,000        $1,004.20       $ 5.82(c)         1.14%
   Hypothetical
   (5% return before expenses)         $1,000        $1,019.67       $ 5.87(c)         1.14%
Class Y
   Actual(b)                           $1,000        $1,003.20       $ 7.30(d)         1.43%
   Hypothetical
   (5% return before expenses)         $1,000        $1,018.19       $ 7.35(d)         1.43%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +0.11% for Class A, -0.22% for Class B, -0.22% for Class C, +0.42% for Class I and +0.32% for Class Y.
(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.72% for Class A; 2.49% for Class B; 2.49% for Class C; and 1.37% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table for Class A, Class B, Class C and Class I.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.52% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $7.35 and the hypothetical expenses paid for Class Y would have been $7.40.


50 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board,whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S.Marquette Ave.     since 2006           Court, 1998-2005
Minneapolis,MN 55402
Age 52
-----------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member and     Chair, Board Services Corporation
901 S. Marquette Ave.    Chair of the Board   (provides administrative services
Minneapolis, MN 55402    since 1999           to boards); former Governor
Age 72                                        of Minnesota
-----------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S.Marquette Ave.     since 2004           Management,Bentley College;
Minneapolis,MN 55402                          former Dean,McCallum Graduate
Age 56                                        School of Business, Bentley College
-----------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member         Former Managing Director,            American Progressive
901 S. Marquette Ave.    since 2005           Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*   Board member         President Emeritus and               Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                         Carleton College                     systems)
Age 67
-----------------------------------------------------------------------------------------------------------

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management          distribution and logistics
Age 54                                        company)                             consultants)
-----------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53
-----------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member         Chief Executive Officer, RiboNovix,  Hybridon,Inc.
901 S. Marquette Ave.    since 2002           Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                         former President, Forester Biotech   American Healthways,
Age 62                                                                             Inc. (health management
                                                                                   programs)
-----------------------------------------------------------------------------------------------------------

Board Member Affiliated with RiverSource Investments*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005; Senior
                                              Vice President - Chief Investment
                                              Officer, Ameriprise
                                              Financial, Inc. and
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


52 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS
NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Prevention Officer   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center        since 2004           Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                        Director and Bank Secrecy Act Officer, American Express
Age 42                                       Centurion Bank, 2000-2003
-----------------------------------------------------------------------------------------------------------
Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise          since 2006           Investments,LLC since 2006; Managing Director and Global
Financial Center                             Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                        2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                       Director of Strategic Planning, Evergreen Investments, 1995-2002
-----------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise          since 2002           Inc., since 2002; Vice President - Finance, American Express
Financial Center                             Company, 2000-2002
Minneapolis, MN 55474
Age 51
-----------------------------------------------------------------------------------------------------------
Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company Services,
5228 Ameriprise         since 2006           RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                             Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                        2004-2006; Director of Product Development - Mutual Funds,
Age 41                                       American Express Financial Corporation, 2001-2004
-----------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004           Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                             2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                        Company since 2003; Senior Vice President - Fixed Income,
Age 42                                       Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                             Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                             Assets, 2001-2002
-----------------------------------------------------------------------------------------------------------
Jennifer D. Lammers     Chief Compliance     U.S.Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise          Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                             Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                        Voyageur Asset Management, 2000-2003
Age 46
-----------------------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise         General Counsel      Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center        and Secretary        General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474    since 2006          since 2005; Vice President - Asset Management Compliance,
Age 47                                       Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                             Chief Compliance Officer, U.S.Bancorp Asset Management,
                                             2002-2004; Second Vice President and Assistant General
                                             Counsel, Hartford Life, 2001-2002

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT 53

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


54 RIVERSOURCE INTERNATIONAL AGGRESSIVE GROWTH FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) INTERNATIONAL AGGRESSIVE GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS

[RiverSource(SM) Investments LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

S-6243 K (12/06)

ANNUAL REPORT

[RiverSource(SM) INVESTMENTS LOGO]

RiverSource(SM)
INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

o RiverSource INTERNATIONAL EQUITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                              3
Performance Summary                                        5
Questions & Answers with Portfolio Management              7
The Fund's Long-term Performance                          12
Investments in Securities                                 14
Financial Statements                                      20
Notes to Financial Statements                             23
Report of Independent Registered Public Accounting Firm   39
Federal Income Tax Information                            40
Fund Expenses Example                                     42
Board Members and Officers                                44
Proxy Voting                                              47


     [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource International Equity Fund holds a blend of non-U.S. growth and value stocks and may, at times, favor one over the other based on market conditions and opportunities. Although the Fund invests primarily in large-cap companies, it may also purchase stocks of small- and mid-cap companies. The Fund offers access to multiple managers. The result is a broadly diversified portfolio in terms of sector and country allocation mixed with consideration of current conditions in the world's economies.

COUNTRY BREAKDOWN


PERCENTAGE OF PORTFOLIO ASSETS
Japan            20.0%
United Kingdom   16.5%
Switzerland      12.3%                  [PIE CHART]
France            8.7%
Germany           6.5%
Italy             4.3%
Other(1)         31.7%

(1) Includes Australia 3.6%, Mexico 3.4%, Netherlands 3.2%, Hong Kong 2.5%, Singapore 2.4%, South Korea 2.0%, Brazil 1.6%, Canada 1.6%, China 1.4%, Sweden 1.4%, Taiwan 0.9%, Austria 0.8%, South Africa 0.8%, Ireland 0.7%, Spain 0.7%, Finland 0.6%, India 0.6%, Belgium 0.5%, Greece 0.5% and Cash & Cash Equivalents 2.5%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS
UBS (Switzerland)                     2.3%
Roche Holding (Switzerland)           2.1%
Nestle (Switzerland)                  2.0%
BAE Systems (United Kingdom)          1.6%
America Movil ADR Series L (Mexico)   1.5%
Diageo (United Kingdom)               1.5%
Continental (Germany)                 1.5%
Veolia Environnement (France)         1.5%
Esprit Holdings (Hong Kong)           1.4%
Lonza Group (Switzerland)             1.4%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT OCT. 31, 2006

STYLE MATRIX

         STYLE
VALUE   BLEND   GROWTH
          X           LARGE
                      MEDIUM   SIZE
                      SMALL

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

                         YEARS IN INDUSTRY
D. Kirk Henry, CFA               25
Clifford A. Smith, CFA           20

MARSICO CAPITAL MANAGEMENT, LLC

                         YEARS IN INDUSTRY
James G. Gendelman               19

FUND FACTS

                     TICKER SYMBOL   INCEPTION DATE
Class A                  AAICX              10/3/02
Class B                  APCBX              10/3/02
Class C                     --              10/3/02
Class I                  AILIX               3/4/04
Class Y                     --              10/3/02
Total net assets                     $195.2 million
Number of holdings                              168

4 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RiverSource International   Morgan Stanley Capital
       Equity Fund           International (MSCI)
         Class A                  EAFE Index         Lipper International
 (excluding sales charge)         (unmanaged)             Funds Index

         +26.50%                    +28.04%                 +27.27%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY


AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006
                                                   SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   INCEPTION
Class A (INCEPTION 10/3/02)   +26.50%  +19.07%    +20.43%
Class B (INCEPTION 10/3/02)   +25.37%  +18.11%    +19.46%
Class C (INCEPTION 10/3/02)   +25.46%  +18.11%    +19.47%
Class I (INCEPTION 3/4/04)    +27.11%      N/A    +16.72%
Class Y (INCEPTION 10/3/02)   +26.66%  +19.28%    +20.64%
WITH SALES CHARGE
Class A (INCEPTION 10/3/02)   +19.22%  +16.74%    +18.69%
Class B (INCEPTION 10/3/02)   +20.37%  +17.14%    +19.18%
Class C (INCEPTION 10/3/02)   +24.46%  +18.11%    +19.47%


AT SEPT. 30, 2006
                                                   SINCE
WITHOUT SALES CHARGE          1 YEAR   3 YEARS   INCEPTION
Class A (INCEPTION 10/3/02)   +20.28%  +19.77%    +20.07%
Class B (INCEPTION 10/3/02)   +19.26%  +18.78%    +19.12%
Class C (INCEPTION 10/3/02)   +19.34%  +18.79%    +19.12%
Class I (INCEPTION 3/4/04)    +20.75%      N/A    +16.02%
Class Y (INCEPTION 10/3/02)   +20.46%  +19.93%    +20.25%
WITH SALES CHARGE
Class A (INCEPTION 10/3/02)   +13.37%  +17.43%    +18.30%
Class B (INCEPTION 10/3/02)   +14.26%  +17.83%    +18.67%
Class C (INCEPTION 10/3/02)   +18.34%  +18.79%    +19.12%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL EQUITY FUND ROSE 26.50% FOR THE 12-MONTH PERIOD ENDING OCT. 31, 2006 (CLASS A SHARES, EXCLUDING SALES CHARGE), UNDERPERFORMING ITS BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX, WHICH INCREASED 28.04% DURING THE SAME PERIOD. THE FUND ALSO UNDERPERFORMED THE LIPPER INTERNATIONAL FUNDS INDEX, WHICH GAINED 27.27%.

AT OCT. 31, 2006, APPROXIMATELY 35% OF THE FUND'S SHARES WERE OWNED IN THE AGGREGATE BY AFFILIATED FUNDS-OF-FUNDS MANAGED BY RIVERSOURCE INVESTMENTS, LLC (RIVERSOURCE). AS A RESULT OF ASSET ALLOCATION DECISIONS BY RIVERSOURCE, IT IS POSSIBLE THAT RIVERSOURCE INTERNATIONAL EQUITY FUND MAY EXPERIENCE RELATIVELY LARGE PURCHASES OR REDEMPTIONS FROM AFFILIATED FUNDS-OF-FUNDS (SEE PAGE 30, CLASS I CAPITAL SHARE TRANSACTIONS FOR RELATED ACTIVITY DURING THE MOST RECENT FISCAL PERIOD). RIVERSOURCE SEEKS TO MINIMIZE THE IMPACT OF THESE TRANSACTIONS BY STRUCTURING THEM OVER A REASONABLE PERIOD OF TIME. RIVERSOURCE INTERNATIONAL EQUITY FUND MAY EXPERIENCE INCREASED EXPENSES AS IT BUYS AND SELLS SECURITIES AS A RESULT OF PURCHASES OR REDEMPTIONS BY AFFILIATED FUNDS-OF-FUNDS. FOR MORE INFORMATION ON THE FUND'S EXPENSES, SEE THE DISCUSSIONS BEGINNING ON PAGES 28 AND 42.

RIVERSOURCE INTERNATIONAL EQUITY FUND'S PORTFOLIO IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF THE FUND'S ASSETS IN A BLEND OF GROWTH AND VALUE STOCKS OF FOREIGN COMPANIES TO SEEK LONG-TERM GROWTH OF CAPITAL. THE BOSTON COMPANY ASSET MANAGEMENT, LLC (THE BOSTON COMPANY) AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) EACH MANAGED APPROXIMATELY 50% OF THE FUND'S ASSETS AS OF OCT. 31, 2006. BELOW, EACH SUBADVISER DISCUSSES RESULTS AND POSITIONING FOR THEIR PORTION OF THE FUND FOR THE FISCAL YEAR.

Q: What factors affected performance for this period?

   THE BOSTON COMPANY: Our portion of the Fund's strategy slightly trailed the MSCI EAFE Index during the period despite solid performance in mainland Europe, specifically the Netherlands and Germany. Industrial production in Germany beat expectations and the Dutch market continues to advance on the back of corporate restructuring. Industrial conglomerate Koninklijke Philips Electronics and Ahold, a grocery retailer, are actively shedding nonperforming business units to focus on core operations. In addition, the country continues to have one of the lowest unemployment levels in the region.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

     Mixed economic news weighed heavily on Japan, which is emerging from a decade of deflation and scarce local consumption. Japan is still heavily dependent on exports and a U.S. slowdown has weakened the Japanese market, a top performer last year. As a result, the large exposure to Japan detracted from our portion of the Fund's performance during the period.

     A lower weight in the materials sector, specifically the large metal producers, was a positive contributor to the performance of the Fund relative to the MSCI EAFE Index as a slowing global economy sent metal stocks down during the period. The portfolio's overweight relative to the MSCI EAFE Index in the consumer staples sector also contributed positively to performance when consumer staples stocks rose sharply later in the period. Within consumer staples, grocery retailers Carrefour and Nestle continued to gain market share and benefit from higher prices. Low exposure to the utilities sector detracted from our portion of the Fund's performance as a flurry of merger activity and defensive investing moved the utility sector up sharply.

8 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

     MARSICO: The largest positive contributor to our portion of the Fund's 12-month performance was the industrials sector. Positions in French steel tubing manufacturer Vallourec, Canadian National Railway, French construction contractor Vinci and Swiss power plant operator ABB were among our portion of the Fund's largest positive individual contributors during the period. Other individual holdings in a variety of sectors, such as Latin American mobile communications services provider America Movil, German tire and auto parts manufacturer Continental, Swiss diversified financials company UBS, French water plant operator Veolia Environnement and Japanese real estate developer Sumitomo Realty & Development, were all strong performers and contributed positively to our portion of the Fund's performance. Maintaining smaller positions in the telecommunications services and energy sectors, both of which were relatively weak performers for the MSCI EAFE Index during the period, also helped our portion of the Fund's return relative to the MSCI EAFE Index.

     MAINTAINING SMALLER POSITIONS IN THE TELECOMMUNICATIONS SERVICES AND ENERGY SECTORS, BOTH OF WHICH WERE RELATIVELY WEAK PERFORMERS FOR THE MSCI EAFE INDEX DURING THE PERIOD, ALSO HELPED OUR PORTION OF THE FUND'S RETURN RELATIVE TO THE MSCI EAFE INDEX.

                                                                      -- MARSICO

     Negatively impacting the Fund's results included positions in Japanese video games manufacturer Sega Sammy Holdings, Japanese consumer staples retailer Seiyu, British oil company BP, Japanese consumer credit card company Credit Saison and the UK-based mining company BHP Billiton. Large exposure to the consumer durables and apparel industry group, which emerged as one of the strongest performers for the MSCI EAFE Index during the period, also detracted from returns. Currency fluctuations at times affect the Fund's investment results because foreign holdings are denominated in foreign currencies and the value of the currencies may rise or fall against the dollar. Such fluctuations were a modest negative factor in our portion of the Fund's performance during the reporting period.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

Q: What changes did you make to the portfolio during the period?

   THE BOSTON COMPANY: A broader market allowed us to take profits in KDDI, which moved higher against a weak Japanese market. The country's second largest telecom company rebounded from oversold conditions triggered by the sale of Vodafone's mobile license to Softbank. Consumer staples investments have become a top pick for investors shifting from cyclical stocks. Premium spirits and beverage company Diageo was sold on price strength as the company continues to generate volume growth in the U.S. European airlines have reported solid load factors and profitability due to diligent fuel hedging. Deutsche Lufthansa was liquidated following a steady flow of positive results. Weakness in UK financials provided an opportunity to acquire Friends Provident. Bank of East Asia was sold after reporting stellar growth in its Chinese business. Barclays was also sold after reporting ahead of expectations due to its capital markets division. The weakness in commodity prices provided an opportunity to purchase Rio Tinto, a diversified mining company that is trading at historically low levels.

   MARSICO: On a sector allocation basis, there were a few significant shifts during the reporting period. Our portion of the Fund's sector weightings are a residual of the investment process, not a central decision-making tool. As the investment team identifies macroeconomic themes and companies with the litany of attributes we look for, individual stocks are purchased and sold. The shifts that occurred during the period resulted from macroeconomic thematic changes as well as finding new ideas for inclusion into the portfolio mix.

   The most significant increases were in the financials, consumer staples, industrials and materials sectors. The largest allocation decreases occurred in the consumer discretionary, health care, information technology and energy sectors. Allocations in the telecommunications services and utilities sectors remained approximately the same at the end of the reporting period as they were at the beginning of the period.

10 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: How are you positioning the fund going forward?

   THE BOSTON COMPANY: Markets stabilized and drifted higher during the summer after the market correction experienced during the second quarter. However, a slowing U.S. economy could reign in the performance momentum that has dominated market returns. The most likely outcome is a pullback in gross domestic product growth to trend levels. Stock selection should invariably become a more important factor in portfolio performance as discernable trends, such as commodity prices, diminish. As always, we continue to search for cheap stocks that are out of favor in the market but have the potential to be significant performers in the near to medium term.

   STOCK SELECTION SHOULD INVARIABLY BECOME A MORE IMPORTANT FACTOR IN PORTFOLIO PERFORMANCE AS DISCERNABLE TRENDS, SUCH AS COMMODITY PRICES, DIMINISH.

                                                           -- THE BOSTON COMPANY

   MARSICO: Our portion of the Fund currently has an emphasis on consumer discretionary, consumer staples, industrials and information technology investments. Compared to the MSCI EAFE Index, our portion of the Fund has significant exposure to the financials, consumer discretionary, consumer staples, industrials and information technology investments.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Equity Fund Class A shares (from 10/1/02 to 10/31/06)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.

COMPARATIVE RESULTS

RESULTS AT OCT. 31, 2006                                                SINCE
                                                 1 YEAR   3 YEARS   INCEPTION(3)
RIVERSOURCE INTERNATIONAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000             $11,922   $15,910     $20,110
   Average annual total return                   +19.22%    16.74%     +18.69%
MSCI EAFE INDEX(1)
   Cumulative value of $10,000                  $12,804   $18,109     $24,346
   Average annual total return                   +28.04%   +21.89%     +24.35%
LIPPER INTERNATIONAL FUNDS INDEX(2)
   Cumulative value of $10,000                  $12,727   $17,637     $23,478
   Average annual total return                   +27.27%   +20.82%     +23.25%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

12 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

     VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE INTERNATIONAL
                                   EQUITY FUND

  [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

            RIVERSOURCE INTERNATIONAL     MORGAN STANLEY CAPITAL
                EQUITY FUND CLASS A        INTERNATIONAL (MSCI)      LIPPER INTERNATIONAL
INDEX(2)     (INCLUDES SALES CHARGE)           EAFE INDEX(1)            FUNDS INDEX(2)
10/1/02               $9425                       $10000                    $10000
  10/02               $9744                       $10538                    $10519
  10/03              $11912                       $13443                    $13312
  10/04              $13746                       $16034                    $15514
  10/05              $15897                       $19015                    $18447
  10/06              $20110                       $24346                    $23478

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Oct. 3, 2002. MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2002.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

COMMON STOCKS (97.9%)(e)
ISSUER                                                   SHARES       VALUE(a)
AUSTRALIA (3.7%)
BEVERAGES (0.3%)
Coca-Cola Amatil                                         106,585     $   574,400
--------------------------------------------------------------------------------

BIOTECHNOLOGY (0.7%)
CSL                                                       31,329       1,360,634
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Macquarie Bank                                            44,298       2,557,061
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
Natl Australia Bank                                       27,662         817,766
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Amcor                                                    136,088         729,181
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Tabcorp Holdings                                          63,805         815,170
--------------------------------------------------------------------------------

INSURANCE (0.1%)
Insurance Australia Group                                 63,680         273,656
--------------------------------------------------------------------------------

AUSTRIA (0.8%)
COMMERCIAL BANKS
Erste Bank der
   Oesterreichischen
   Sparkassen                                             24,112       1,641,930
--------------------------------------------------------------------------------

BELGIUM (0.5%)
DIVERSIFIED FINANCIAL SERVICES
Fortis                                                    21,540         903,717
--------------------------------------------------------------------------------

BRAZIL (1.6%)
COMMERCIAL BANKS (0.9%)
UNIBANCO - Uniao de
   Bancos Brasileiros ADR                                 24,245       1,909,294
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Gafisa                                                    48,815(b)      718,270
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
Petroleo Brasileiro ADR                                    6,560         582,266
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                   SHARES       VALUE(a)
CANADA (1.6%)
FOOD & STAPLES RETAILING (0.8%)
Shoppers Drug Mart                                        36,450     $ 1,485,541
--------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Canadian Natl Railway                                     34,296       1,633,862
--------------------------------------------------------------------------------

CHINA (1.4%)
COMMERCIAL BANKS (0.9%)
Industrial & Commercial
   Bank of China
   Series H                                            4,126,000(b)    1,846,346
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.5%)
CNOOC ADR                                                 11,658         977,174
--------------------------------------------------------------------------------

FINLAND (0.6%)
COMMUNICATIONS EQUIPMENT (0.1%)
Nokia                                                      4,600          91,301
Nokia ADR                                                  9,340         185,679
                                                                         -------
Total                                                                    276,980
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
M-real Series B                                           45,990         271,202
UPM - Kymmene                                             24,784         629,206
                                                                         -------
Total                                                                    900,408
--------------------------------------------------------------------------------

FRANCE (8.8%)
AUTO COMPONENTS (0.5%)
Valeo                                                     23,857         898,003
--------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Peugeot                                                    9,070         521,079
--------------------------------------------------------------------------------

COMMERCIAL BANKS (0.9%)
BNP Paribas                                                6,960         765,335
Credit Agricole                                           21,900         931,120
                                                                         -------
Total                                                                  1,696,455
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
France Telecom                                            53,800       1,397,441
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                    SHARES        VALUE(a)
FRANCE (CONT.)
FOOD & STAPLES RETAILING (0.2%)
Carrefour                                                  5,350     $   326,004
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Thomson                                                   40,260         694,250
--------------------------------------------------------------------------------

MACHINERY (0.7%)
Vallourec                                                  5,629       1,401,048
--------------------------------------------------------------------------------

MEDIA (0.7%)
JC Decaux                                                 34,130         871,271
Lagardere                                                  6,890         495,565
                                                                     -----------
Total                                                                  1,366,836
--------------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Veolia Environnement                                      46,681       2,858,228
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.0%)
Total                                                     28,572       1,934,697
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Sanofi-Aventis                                            20,070       1,706,116
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.1%)
LVMH Moet Hennessy
   Louis Vuitton                                          21,946       2,287,171
--------------------------------------------------------------------------------

GERMANY (6.5%)
AIR FREIGHT & LOGISTICS (0.9%)
Deutsche Post                                             64,380       1,783,191
--------------------------------------------------------------------------------

AUTO COMPONENTS (1.4%)
Continental                                               25,820       2,887,663
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
Deutsche Bank                                              3,980         500,946
--------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Medion                                                    10,000         106,324
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Deutsche Telekom                                          50,410         872,496
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
E.ON                                                       4,630         555,515
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Metro                                                     16,000         950,663
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES       VALUE(a)
GERMANY (CONT.)
INDUSTRIAL CONGLOMERATES (0.9%)
Siemens                                                   18,890     $ 1,699,840
--------------------------------------------------------------------------------

INSURANCE (0.8%)
Allianz                                                    3,890         722,039
Hannover
     Rueckversicherung                                    19,210(b)      815,524
                                                                     -----------
Total                                                                  1,537,563
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Infineon Technologies                                     68,880(b)      838,742
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Hypo Real Estate Holding                                  15,099         949,164
--------------------------------------------------------------------------------

GREECE (0.4%)
ELECTRIC UTILITIES
Public Power                                              29,250         746,695
--------------------------------------------------------------------------------

HONG KONG (2.5%)
COMMERCIAL BANKS (0.3%)
BOC Hong Kong
   Holdings                                              234,500         524,683
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Shangri-La Asia                                          444,000         963,740
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.4%)
Citic Pacific                                             57,100         175,484
Hutchison Whampoa                                         67,500         598,905
                                                                     -----------
Total                                                                    774,389
--------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Esprit Holdings                                          275,500       2,667,603
--------------------------------------------------------------------------------

INDIA (0.6%)
COMMERCIAL BANKS
ICICI Bank ADR                                            31,134       1,094,360
--------------------------------------------------------------------------------

IRELAND (0.7%)
COMMERCIAL BANKS
Bank of Ireland                                           64,240       1,293,077
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 15

ISSUER                                                    SHARES        VALUE(a)
ITALY (4.3%)
COMMERCIAL BANKS (2.3%)

Banca Intesa                                             246,250     $ 1,683,149
Sanpaolo IMI                                              77,968       1,664,943
UniCredito Italiano                                      123,660       1,025,169
                                                                     -----------
Total                                                                  4,373,261
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Enel                                                      59,270         568,905
--------------------------------------------------------------------------------

INSURANCE (0.3%)
Unipol                                                   186,700         645,804
--------------------------------------------------------------------------------

MEDIA (0.5%)
Mediaset                                                  91,670       1,028,497
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Eni                                                       41,200       1,242,648
Saras                                                    109,480(b)      570,490
                                                                     -----------
Total                                                                  1,813,138
--------------------------------------------------------------------------------

JAPAN (20.1%)
AUTO COMPONENTS (0.2%)
Toyoda Gosei                                              14,400         334,297
--------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Nissan Motor                                              96,000       1,150,030
Toyota Motor                                              34,300       2,032,484
                                                                     -----------
Total                                                                  3,182,514
--------------------------------------------------------------------------------

BUILDING PRODUCTS (0.7%)
Daikin Inds                                               25,593         722,162
JS Group                                                  31,200         640,274
                                                                     -----------
Total                                                                  1,362,436
--------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Nomura Holdings                                           55,100         972,907
--------------------------------------------------------------------------------

CHEMICALS (0.2%)
Kuraray                                                   37,300         422,276
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
77 Bank                                                   84,400         554,969
Mitsubishi UFJ
     Financial Group                                          67         842,155
Mitsui Trust Holdings                                    168,400       1,982,785
Shinsei Bank                                             136,000         784,951

COMMON STOCKS (CONTINUED)

ISSUER                                                   SHARES       VALUE(a)
JAPAN (CONT.)
Sumitomo Mitsui
     Financial Group                                         155      $1,696,451
                                                                     -----------
Total                                                                  5,861,311
--------------------------------------------------------------------------------

CONSUMER FINANCE (1.4%)
Aiful                                                     15,954         551,126
Credit Saison                                             27,300         987,422
ORIX                                                         640         180,316
SFCG                                                       1,810         334,761
Takefuji                                                  19,970         724,009
                                                                     -----------
Total                                                                  2,777,634
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
Mabuchi Motor                                              4,100         239,094
Nippon Electric Glass                                     62,000       1,335,955
TDK                                                        7,800         610,261
                                                                     -----------
Total                                                                  2,185,310
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
AEON                                                      40,600         956,418
Lawson                                                    14,200         482,035
Matsumotokiyoshi                                          22,531         544,250
                                                                     -----------
Total                                                                  1,982,703
--------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Ajinomoto                                                 36,100         417,643
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Funai Electric                                             7,500         657,332
Rinnai                                                    11,500         326,464
Sekisui Chemical                                         103,400         914,199
Sekisui House                                             61,800         977,070
                                                                     -----------
Total                                                                  2,875,065
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Kao                                                       38,100       1,000,145
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.4%)
FUJIFILM Holdings                                         32,800       1,217,204
Sankyo                                                     8,700         444,113
Sega Sammy Holdings                                       44,041       1,107,144
                                                                     -----------
Total                                                                  2,768,461
--------------------------------------------------------------------------------

MACHINERY (0.5%)
Hino Motors                                              161,300         797,190
Minebea                                                   26,400         160,951
                                                                     -----------
Total                                                                    958,141
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

16 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                    SHARES        VALUE(a)
JAPAN (CONT.)
MEDIA (0.6%)
Dentsu                                                       399     $ 1,098,572
--------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.8%)
Canon                                                     10,106         541,809
Ricoh                                                     46,700         922,420
                                                                     -----------
Total                                                                  1,464,229
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Nippon Paper Group                                           144         515,913
--------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Astellas Pharma                                           16,000         720,992
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Sumitomo Realty &
   Development                                            46,000       1,526,123
--------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Nippon Express                                           281,900       1,525,803
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Advantest                                                 13,700         692,322
Rohm                                                      16,500       1,518,084
                                                                     -----------
Total                                                                  2,210,406
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Yamada Denki                                              14,300       1,423,275
--------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
Marubeni                                                 270,000       1,382,899
Mitsubishi                                                18,300         353,638
                                                                     -----------
Total                                                                  1,736,537
--------------------------------------------------------------------------------

MEXICO (3.4%)
BEVERAGES (0.3%)
Coca-Cola Femsa ADR                                       15,900         552,366
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.3%)
CEMEX ADR                                                 83,838(b)    2,577,180
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Telefonos de Mexico
   ADR Series L                                           18,640         491,910
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
America Movil ADR
   Series L                                               70,294       3,013,505
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
NETHERLANDS (3.2%)
COMMERCIAL BANKS (0.5%)
ABN AMRO Holding                                          33,912      $  989,069
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
ING Groep                                                 36,429       1,613,946
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Koninklijke Philips
   Electronics                                            32,710       1,142,727
--------------------------------------------------------------------------------

INSURANCE (0.4%)
Aegon                                                     46,377         853,009
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.9%)
Royal Dutch Shell
   Series A                                               48,707       1,688,044
--------------------------------------------------------------------------------

SINGAPORE (2.4%)
COMMERCIAL BANKS (1.9%)
DBS Group Holdings                                       200,820       2,632,182
United Overseas Bank                                     101,800       1,157,710
                                                                     -----------
Total                                                                  3,789,892
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
CapitaLand                                               266,000         931,444
--------------------------------------------------------------------------------

SOUTH AFRICA (0. 8%)
COMMERCIAL BANKS (0.3%)
Nedbank Group                                             30,976         512,866
--------------------------------------------------------------------------------

METALS & MINING (0.5%)
Anglo American                                            22,101         996,608
--------------------------------------------------------------------------------

SOUTH KOREA (2.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3
KT ADR                                                    21,900         490,122
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Korea Electric Power
   ADR                                                    24,850         491,533
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Samsung Electronics                                        3,650       2,367,966
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
SK Telecom ADR                                            24,980         601,518
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 17

ISSUER                                                    SHARES        VALUE(a)
SPAIN (0.8%)
COMMERCIAL BANKS (0.2%)
Banco Santander
   Central Hispano                                        25,640     $   443,777
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.6%)
Repsol YPF                                                30,820       1,022,805
--------------------------------------------------------------------------------

SWEDEN (1.5%)
COMMUNICATIONS EQUIPMENT (1.3%)
Telefonaktiebolaget
   LM Ericsson ADR                                        63,677       2,408,264
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Svenska Cellulosa
   Series B                                                9,440         433,405
--------------------------------------------------------------------------------

SWITZERLAND (12.4%)
CAPITAL MARKETS (2.6%)
Credit Suisse Group                                       11,610         699,960
UBS                                                       74,602       4,455,729
                                                                     -----------
Total                                                                  5,155,689
--------------------------------------------------------------------------------

CHEMICALS (3.5%)
Ciba Specialty
     Chemicals                                            19,897       1,217,972
Clariant                                                  32,130(b)      444,241
Lonza Group                                               34,387       2,653,659
Syngenta                                                  15,065(b)    2,432,925
                                                                     -----------
Total                                                                  6,748,797
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ABB                                                      116,674       1,735,104
--------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
Nestle                                                    11,422       3,902,210
--------------------------------------------------------------------------------

INSURANCE (0.6%)
Swiss Reinsurance                                         14,915       1,222,934
--------------------------------------------------------------------------------

PHARMACEUTICALS (2.8%)
Novartis                                                  22,700       1,377,693
Roche Holding                                             23,265       4,071,374
                                                                     -----------
Total                                                                  5,449,067
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
TAIWAN (0.9%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.9%)
Taiwan Semiconductor
     Mfg ADR                                             114,721      $1,112,794
United Microelectronics
     ADR                                                 194,495         589,320
                                                                     -----------
Total                                                                  1,702,114
--------------------------------------------------------------------------------

UNITED KINGDOM (16.5%)
AEROSPACE & DEFENSE (1.6%)
BAE Systems                                              401,839       3,215,503
--------------------------------------------------------------------------------

BEVERAGES (1.9%)
Diageo                                                   159,658       2,954,114
SABMiller                                                 49,540         958,206
                                                                     -----------
Total                                                                  3,912,320
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Man Group                                                252,689       2,352,183
--------------------------------------------------------------------------------

COMMERCIAL BANKS (2.0%)
HBOS                                                      34,786         721,272
HSBC Holdings                                             77,666       1,472,591
Royal Bank of
     Scotland Group                                       56,063       1,997,644
                                                                     -----------
Total                                                                  4,191,507
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Rentokil Initial                                         354,500       1,024,457
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
Acergy                                                    76,713(b)    1,388,091
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Tesco                                                    274,603       2,061,176
--------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Cadbury Schweppes                                         61,849         622,329
Unilever                                                  65,395       1,622,881
                                                                     -----------
Total                                                                  2,245,210
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Carnival                                                   7,300         356,335
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Reckitt Benckiser                                         47,471       2,065,469
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.

18 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

ISSUER                                                  SHARES        VALUE(a)
UNITED KINGDOM (CONT.)
INDUSTRIAL CONGLOMERATES (0.5%)
Smiths Group                                             51,370     $    926,970
--------------------------------------------------------------------------------
INSURANCE (0.2%)
Friends Provident                                       100,490          396,788
--------------------------------------------------------------------------------
MEDIA (0.8%)
Reed Elsevier                                            79,540          905,785
Trinity Mirror                                           64,470          603,200
                                                                    ------------
Total                                                                  1,508,985
--------------------------------------------------------------------------------
MULTILINE RETAIL (0.3%)
Debenhams                                               164,150(b)       588,659
--------------------------------------------------------------------------------
MULTI-UTILITIES (0.5%)
Centrica                                                140,430          887,321
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.8%)
BP                                                      144,863        1,610,983
--------------------------------------------------------------------------------
PHARMACEUTICALS (1.0%)
GlaxoSmithKline                                          74,316        1,984,610
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

ISSUER                                                    SHARES        VALUE(a)
UNITED KINGDOM (CONT.)
THRIFTS & MORTGAGE FINANCE (0.1%)
Northern Rock                                             5,025     $    114,735
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Vodafone Group                                          569,009        1,465,270
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $166,257,171)                                                $191,214,379
--------------------------------------------------------------------------------
MONEY MARKET FUND (2.5%)
RiverSource Short-Term
   Cash Fund                                          4,923,513(d)  $  4,923,513
--------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,923,513)                                                  $  4,923,513
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $171,180,684)(e)                                             $196,137,892
================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(e) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $172,517,282 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $ 26,681,085
Unrealized depreciation                                              (3,060,475)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 23,620,610
--------------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006


ASSETS

Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $166,257,171)              $191,214,379
   Affiliated money market fund (identified cost $4,923,513)
   (Note 6)                                                            4,923,513
--------------------------------------------------------------------------------
Total investments in securities
   (identified cost $171,180,684)                                    196,137,892
Cash in bank on demand deposit                                               403
Foreign currency holdings (identified cost $1,653,452)                 1,666,317
  (Note 1)
Capital shares receivable                                                  1,482
Dividends and accrued interest                                           275,388
   receivable
Receivable for investment                                              1,310,548
   securities sold
Unrealized appreciation on foreign currency                                3,150
   contracts held, at value (Note 5)
--------------------------------------------------------------------------------
Total assets                                                         199,395,180
================================================================================

LIABILITIES

Capital shares payable                                                     3,000
Payable for investment securities purchased                            4,046,801
Unrealized depreciation on foreign currency                                3,237
   contracts held, at value (Note 5)
Accrued investment management                                              5,174
   services fee
Accrued distribution fee                                                   1,423
Accrued service fee                                                            1
Accrued transfer agency fee                                                  447
Accrued administrative services fee                                          427
Other accrued expenses                                                   102,232
Total liabilities                                                      4,162,742
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                  $195,232,438
================================================================================

REPRESENTED BY

Capital stock -- $.01 par value                                     $    230,575
   (Note 1)
Additional paid-in capital                                           137,897,875
Undistributed net investment income                                    2,127,274
Accumulated net realized gain                                         30,004,135
   (loss)
Unrealized appreciation
   (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies (Note 5)                                        24,972,579
--------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding capital stock                                        $195,232,438
===============================================================================

Net assets applicable to
   outstanding shares:               Class A                         $99,431,354
                                     Class B                         $25,438,560
                                     Class C                         $ 1,752,171
                                     Class I                         $68,401,947
                                     Class Y                         $   208,406
Net asset value per share of
   outstanding capital stock:        Class A shares   11,739,511     $      8.47
                                     Class B shares    3,052,687     $      8.33
                                     Class C shares      210,053     $      8.34
                                     Class I shares    8,030,624     $      8.52
                                     Class Y shares       24,590     $      8.48

See accompanying notes to financial statements.

20 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME

Income:
Dividends                                                               $ 4,535,906
Interest                                                                    114,839
Income distributions from affiliated money market fund (Note 6)              25,699
   Less foreign taxes withheld                                             (411,576)
------------------------------------------------------------------------------------
Total income                                                              4,264,868
------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                        1,767,556
Distribution fee
   Class A                                                                  242,885
   Class B                                                                  263,442
   Class C                                                                   16,516
Transfer agency fee                                                         246,565
Incremental transfer agency fee
   Class A                                                                   18,821
   Class B                                                                   10,526
   Class C                                                                      671
Service fee -- Class Y                                                          185
Administrative services fees and expenses                                   146,048
Compensation of board members                                                 9,977
Custodian fees                                                              147,816
Printing and postage                                                         57,920
Registration fees                                                            72,585
Audit fees                                                                   21,500
Other                                                                        12,174
------------------------------------------------------------------------------------
Total expenses                                                            3,035,187
   Expenses waived/reimbursed by the Investment Manager and its             (50,304)
   affiliates (Note 2)
------------------------------------------------------------------------------------
                                                                          2,984,883
   Earnings and bank fee credits on cash balances (Note 2)                   (5,829)
------------------------------------------------------------------------------------
Total net expenses                                                        2,979,054
------------------------------------------------------------------------------------
Investment income (loss) -- net                                           1,285,814
------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                        32,184,337
   Foreign currency transactions                                             51,538
   Payment from affiliate (Note 2)                                              106
------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  32,235,981
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     9,190,596
------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                    41,426,577
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $42,712,391
====================================================================================

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                         2006           2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) net                           $  1,285,814   $    861,289
Net realized gain (loss) on investments                  32,235,981     15,183,813
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                      9,190,596      6,463,767
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                            42,712,391     22,508,869
-----------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (753,806)    (1,253,898)
      Class B                                               (25,488)      (122,931)
      Class C                                                  (721)        (8,024)
      Class I                                              (647,101)      (414,331)
      Class Y                                                (1,400)        (1,215)
   Net realized gain
      Class A                                            (7,774,435)    (9,179,533)
      Class B                                            (2,150,509)    (2,090,538)
      Class C                                              (124,742)      (142,248)
      Class I                                            (4,219,032)    (2,339,204)
      Class Y                                               (10,738)        (7,591)
-----------------------------------------------------------------------------------
Total distributions                                     (15,707,972)   (15,559,513)
-----------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                               22,068,658     23,041,476
   Class B shares                                         5,442,646      7,220,863
   Class C shares                                           391,948        404,157
   Class I shares                                        21,631,905     24,665,418
   Class Y shares                                           102,976             --
Reinvestment of distributions at net asset value
   Class A shares                                         7,613,975      7,416,121
   Class B shares                                         2,153,921      2,188,789
   Class C shares                                           121,098        144,989
   Class I shares                                         4,865,078      2,752,451
   Class Y shares                                            10,687          7,306
Payments for redemptions
   Class A shares                                       (35,580,645)   (40,711,099)
   Class B shares (Note 2)                               (9,742,706)    (8,469,283)
   Class C shares (Note 2)                                 (447,625)      (690,357)
   Class I shares                                       (12,368,616)    (5,737,247)
   Class Y shares                                           (23,501)            --
-----------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           6,239,799     12,233,584
-----------------------------------------------------------------------------------
Total increase (decrease) in net assets                  33,244,218     19,182,940
Net assets at beginning of year                         161,988,220    142,805,280
-----------------------------------------------------------------------------------
Net assets at end of year                              $195,232,438   $161,988,220
===================================================================================
Undistributed net investment income                    $  2,127,274   $    855,940
-----------------------------------------------------------------------------------

See accompanying notes to financial statements.

22 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Managers Series, Inc. (formerly AXP Partners International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o    Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006. At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 35.04% of the Fund's net assets.

At Oct. 31, 2006, Ameriprise Financial and the affiliated funds-of-funds owned approximately 35% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.


24 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 25

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,414,036 and accumulated net realized gain has been decreased by $1,414,036. The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,            2006         2005
---------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income          $4,661,301   $3,787,808
   Long-term capital gain    3,866,940    6,645,623

CLASS B
Distributions paid from:
   Ordinary income           1,106,351      700,001
   Long-term capital gain    1,069,646    1,513,468

CLASS C
Distributions paid from:
   Ordinary income              63,417       47,290
   Long-term capital gain       62,046      102,982

CLASS I
Distributions paid from:
   Ordinary income           2,767,621    1,060,043
   Long-term capital gain    2,098,512    1,693,492

CLASS Y
Distributions paid from:
   Ordinary  income              6,797        3,310
   Long-term capital gain        5,341        5,496


26 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income            $14,625,128
Accumulated long-term gain (loss)        $18,842,879
Unrealized appreciation (depreciation)   $23,635,981

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 27

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $3,284 for the year ended Oct. 31, 2006.

The Investment Manager has Subadvisory Agreements with The Boston Company Asset Management, LLC and Marsico Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $4,000 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

28 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

Class A $19.50
Class B $20.50
Class C $20.00
Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with American Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $215,294 for Class A, $28,308 for Class B and $151 for Class C for the year ended Oct. 31, 2006.

For the year ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.65% for Class A, 2.43% for Class B, 2.43% for Class C and 1.48% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $41,531, $8,131, $580 and $62, respectively. Under this agreement which was effective until Oct. 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.65% for Class A, 2.43% for Class B, 2.43% for Class C, 1.30% for Class I and 1.48% for Class Y of the Fund's average daily net assets. Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.60% for Class A, 2.37% for Class B, 2.37% for Class C, 1.25% for Class I and 1.43% for Class Y of the Fund's average daily net assets.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 29

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $5,829 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund receive a one time payment of $106 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3.SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $159,448,613 and $167,287,260, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

4.CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                          YEAR ENDED OCT. 31, 2006
                          --------------------------------------------------------
                            CLASS A      CLASS B    CLASS C     CLASS I    CLASS Y
----------------------------------------------------------------------------------
Sold                       2,810,800      702,782    49,785    2,717,056   13,168
Issued for reinvested
   distributions           1,040,171      297,084    16,703      663,721    1,462
Redeemed                  (4,532,570)  (1,265,856)  (57,499)  (1,473,794)  (2,848)
----------------------------------------------------------------------------------
Net increase (decrease)     (681,599)    (265,990)    8,989    1,906,983   11,782
----------------------------------------------------------------------------------

                                           YEAR ENDED OCT. 31,2005
                          -------------------------------------------------------
                            CLASS A      CLASS B    CLASS C    CLASS I    CLASS Y
---------------------------------------------------------------------------------
Sold                       3,263,694    1,042,312    58,126   3,489,973       --
Issued for reinvested
   distributions           1,085,816      322,830    21,385     402,405    1,070
Redeemed                  (5,807,671)  (1,215,028)  (99,587)   (826,320)      --
---------------------------------------------------------------------------------
Net increase (decrease)   (1,458,161)     150,114   (20,076)  3,066,058    1,070
---------------------------------------------------------------------------------

30 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

5.FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts are included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                   CURRENCY TO            CURRENCY           UNREALIZED     UNREALIZED
EXCHANGE DATE     BE DELIVERED         TO BE RECEIVED       APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------
Nov. 1, 2006              45,745                   24,111       $  248        $   --
                     U.S. Dollar            British Pound
Nov. 1, 2006              66,135                   34,859          358            --
                     U.S. Dollar            British Pound
Nov. 1, 2006              95,351                   50,258          517            --
                     U.S. Dollar            British Pound
Nov. 1, 2006             253,634                  481,199           --         2,608
                   British Pound              U.S. Dollar
Nov. 1, 2006              47,261                   37,127          127            --
                     U.S. Dollar   European Monetary Unit
Nov. 1, 2006           1,520,469               11,828,871          596            --
                     U.S. Dollar         Hong Kong Dollar
Nov. 1, 2006           8,294,156                   70,568           --           352
                    Japanese Yen              U.S. Dollar
Nov. 1, 2006              51,440                   64,243          203            --
                     U.S. Dollar              Swiss Franc
Nov. 2, 2006              33,164                   26,051           88            --
                     U.S. Dollar   European Monetary Unit
Nov. 2, 2006              80,443                9,440,350          278            --
                     U.S. Dollar             Japanese Yen
Nov. 2, 2006              25,683                   32,057           86            --
                     U.S. Dollar              Swiss Franc
Nov. 2, 2006              29,564                   36,901           99            --
                     U.S. Dollar              Swiss Franc
Nov. 3, 2006             114,939                   60,222           --            66
                     U.S. Dollar            British Pound
Nov. 3, 2006             122,341                   96,116          349            --
                     U.S. Dollar   European Monetary Unit
Nov. 3, 2006              61,136                   39,163           --           117
                Singapore Dollar              U.S. Dollar
Nov. 6, 2006              72,040                   56,366           --            94
                     U.S. Dollar   European Monetary Unit
Nov. 6, 2006           7,065,268                   60,470           57            --
                    Japanese Yen              U.S. Dollar
Nov. 6, 2006           7,733,107                   66,185           62            --
                    Japanese Yen              U.S. Dollar
Nov. 6, 2006          10,131,888                   86,716           82            --
                    Japanese Yen              U.S. Dollar
---------------------------------------------------------------------------------------
Total                                                           $3,150        $3,237
---------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 31

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


32 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 33

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED OCT. 31,               2006      2005      2004     2003     2002(b)
Net asset value, beginning of period      $ 7.34    $ 7.03    $ 6.34   $ 5.20     $ 5.03
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                 .05       .04       .05      .02         --
Net gains (losses) (both realized
   and unrealized)                          1.78      1.01       .90     1.13        .17
----------------------------------------------------------------------------------------
Total from investment operations            1.83      1.05       .95     1.15        .17
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income        (.06)     (.09)     (.09)    (.01)        --
Distributions from realized gains           (.64)     (.65)     (.17)      --         --
----------------------------------------------------------------------------------------
Total distributions                         (.70)     (.74)     (.26)    (.01)        --
----------------------------------------------------------------------------------------
Net asset value, end of period            $ 8.47    $ 7.34    $ 7.03   $ 6.34    $ 5.20
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $   99    $   91    $   98   $   63    $   22
----------------------------------------------------------------------------------------
Ratio of expenses to average
   daily net assets(c)                      1.65%(d)  1.63%(d)  1.73%    1.74%(d)   1.67%(d),(e)
----------------------------------------------------------------------------------------
Ratio of net investment income
   (loss) to average daily net assets        .68%      .59%      .51%     .73%     (1.01%)(e)
----------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)          89%      110%      111%      58%         2%
----------------------------------------------------------------------------------------
Total return(f)                            26.50%    15.65%    15.39%   22.26%      3.38%(g)
----------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.69%, 1.64%, 2.21% and 5.51% for the periods ended Oct. 31, 2006, 2005, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

34 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES (a)
FISCAL PERIOD ENDED OCT. 31,                         2006       2005         2004      2003      2002(b)
Net asset value, beginning of period                $7.24      $ 6.94      $ 6.29    $ 5.20      $5.03
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized and unrealized)    1.74         .98         .89      1.10        .17
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)       (.03)       (.07)     (.01)        --
Distributions from realized gains                    (.64)       (.65)       (.17)       --         --
--------------------------------------------------------------------------------------------------------
Total distributions                                  (.65)       (.68)       (.24)     (.01)        --
Net asset value, end of period                      $8.33      $ 7.24      $ 6.94    $ 6.29      $5.20
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $  25      $   24      $   22    $   13      $   1
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)     2.43%(d)    2.41%(d)    2.51%     2.52%(d)   2.52%(d),(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
   daily net assets                                  (.07%)      (.18%)      (.22%)     .04%     (1.46%)(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term
   securities)                                         89%        110%        111%       58%         2%
--------------------------------------------------------------------------------------------------------
Total return(f)                                     25.37%      14.86%      14.41%    21.23%      3.38%(g)
--------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.42%, 2.98% and 6.28% for the periods ended Oct. 31, 2006, 2005, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 35

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES (a)
FISCAL PERIOD ENDED OCT. 31,             2006           2005           2004      2003          2002(B)
Net asset value, beginning of period    $ 7.24         $ 6.95         $ 6.29     $ 5.20         $ 5.03
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized
   and unrealized)                        1.75            .97            .89       1.10            .17
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.01)          (.03)          (.06)      (.01)            --
Distributions from realized gains         (.64)          (.65)          (.17)        --             --
------------------------------------------------------------------------------------------------------------
Total distributions                       (.65)          (.68)          (.23)      (.01)            --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $ 8.34         $ 7.24         $ 6.95     $ 6.29         $ 5.20
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
   millions)                            $    2         $    1         $    2     $    1         $   --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
   average daily net assets(c)            2.43%(d)       2.41%(d)       2.51%      2.52%(d)       2.51%(d),(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets            (.08%)         (.21%)         (.24%)     (.01%)        (1.60%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)        89%           110%           111%        58%             2%
------------------------------------------------------------------------------------------------------------
Total return(f)                          25.46%         14.67%         14.54%     21.23%          3.38%(g)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.46%, 2.42%, 2.98% and 6.28% for the periods ended Oct. 31, 2006, 2005, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

36 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES (a)
FISCAL PERIOD ENDED OCT. 31,             2006     2005    2004(b)
Net asset value, beginning of period    $ 7.38   $ 7.06    $6.91
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .07      .06       --
Net gains (losses) (both realized
   and unrealized)                        1.81     1.02      .15
-------------------------------------------------------------------
Total from investment operations          1.88     1.08      .15
-------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (.10)    (.11)      --
Distributions from realized gains         (.64)    (.65)      --
-------------------------------------------------------------------
Total distributions                       (.74)    (.76)      --
-------------------------------------------------------------------
Net asset value, end of period          $ 8.52   $ 7.38    $7.06
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
   millions)                            $   68   $   45    $  22
-------------------------------------------------------------------
Ratio of expenses to
   average daily net assets(c)            1.23%    1.19%    1.29%(d)
-------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets            1.12%     .96%     .78%(d)
-------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)        89%     110%     111%
-------------------------------------------------------------------
Total return(e)                          27.11%   16.17%    2.17%(f)
-------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits and bank fee credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 37

CLASS Y*

PER SHARE INCOME AND CAPITAL CHANGES (a)
FISCAL PERIOD ENDED OCT. 31,               2006     2005      2004    2003    2002(b)
Net asset value, beginning of period      $7.36    $7.05     $6.35   $5.20    $  5.03
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .07      .05       .06     .03         --
Net gains (losses) (both realized
   and unrealized)                         1.78     1.01       .91    1.13        .17
-------------------------------------------------------------------------------------
Total from investment operations           1.85     1.06       .97    1.16        .17
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.09)    (.10)     (.10)   (.01)        --
Distributions from realized gains          (.64)    (.65)     (.17)     --         --
-------------------------------------------------------------------------------------
Total distributions                        (.73)    (.75)     (.27)   (.01)        --
-------------------------------------------------------------------------------------
Net asset value, end of period            $8.48    $7.36     $7.05   $6.35    $  5.20
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)   $  --    $  --     $  --   $  --    $    --
-------------------------------------------------------------------------------------
Ratio of expenses to
   average daily net assets(c)            1.48%(d)  1.46%(d)  1.57%  1.57%(d)    1.52%(d),(e)
-------------------------------------------------------------------------------------
Ratio of net investment income (loss)
   to average daily net assets              .96%     .74%      .37%    .86%      (.80%)(e)
-------------------------------------------------------------------------------------
Portfolio turnover rate
   (excluding short-term securities)         89%     110%      111%     58%         2%
-------------------------------------------------------------------------------------
Total return(f)                           26.66%   15.86%    15.63%  22.48%      3.38%(g)
-------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.51%, 1.47%, 2.04% and 5.34% for the periods ended Oct. 31, 2006, 2005, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

38 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Equity Fund (a series of RiverSource International Managers Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the four-year period ended October 31, 2006 and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Equity Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                          39.74%
   Dividends Received Deduction for corporations                       0.00%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.38496
CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.31943
TOTAL DISTRIBUTIONS                                                $0.70439

CLASS B
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                          39.74%
   Dividends Received Deduction for corporations                       0.00%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.33057
CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.31943
TOTAL DISTRIBUTIONS                                                $0.65000

CLASS C
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                          39.74%
   Dividends Received Deduction for corporations                       0.00%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.32649
CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.31943
TOTAL DISTRIBUTIONS                                                $0.64592

40 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                          39.74%
   Dividends Received Deduction for corporations                       0.00%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.42128
CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.31943
TOTAL DISTRIBUTIONS                                                $0.74071

CLASS Y
INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:
   Qualified Dividend Income for individuals                          39.74%
   Dividends Received Deduction for corporations                       0.00%
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.40650
CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.
PAYABLE DATE                                                      PER SHARE
Dec. 21, 2005                                                      $0.31943
TOTAL DISTRIBUTIONS                                                $0.72593

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 41

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

                                         BEGINNING        ENDING         EXPENSES
                                       ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                                        MAY 1, 2006    OCT. 31, 2006   THE PERIOD(A)   EXPENSE RATIO
Class A
   Actual(b)                               $1,000        $1,008.30       $ 8.55(c)         1.67%
   Hypothetical
   (5% return before expenses)             $1,000        $1,016.97       $ 8.58(c)         1.67%
Class B
   Actual(b)                               $1,000        $1,003.60       $12.51(c)         2.45%
   Hypothetical
   (5% return before expenses)             $1,000        $1,012.99       $12.57(c)         2.45%
Class C
   Actual(b)                               $1,000        $1,004.80       $12.51(c)         2.45%
   Hypothetical
   (5% return before expenses)             $1,000        $1,012.99       $12.57(c)         2.45%
Class I
   Actual(b)                               $1,000        $1,010.70       $ 6.46(c)         1.26%
   Hypothetical
   (5% return before expenses)             $1,000        $1,019.06       $ 6.48(c)         1.26%
Class Y
   Actual(b)                               $1,000        $1,009.50       $ 7.68(d)         1.50%
   Hypothetical
   (5% return before expenses)             $1,000        $1,017.84       $ 7.71(d)         1.50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Oct. 31, 2006: +0.83% for Class A, +0.36% for Class B, +0.48% for Class C, +1.07% for Class I and +0.95% for Class Y.

(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.60% for Class A; 2.37% for Class B; 2.37% for Class C and 1.25% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid would have been $8.29 for Class A, $12.20 for Class B, $12.21 for Class C and $6.51 for Class I; the hypothetical expenses paid would have been $8.33 for Class A, $12.26 for Class B, $12.26 for Class C and $6.53 for Class I.

(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $7.42 and the hypothetical expenses paid for Class Y would have been $7.46.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION        OTHER
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS      DIRECTORSHIPS
---------------------------------------------------------------------------------------------
Kathleen Blatz          Board member since   Chief Justice, Minnesota
901 S. Marquette Ave.   2006                 Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52
---------------------------------------------------------------------------------------------
Arne H. Carlson         Board member and     Chair, Board Services
901 S. Marquette Ave.   Chair of the Board   Corporation (provides
Minneapolis, MN 55402   since 1999           administrative services
Age 72                                       to boards); former
                                             Governor of Minnesota
---------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member since   Trustee Professor of
901 S. Marquette Ave.   2004                 Economics and Management,
Minneapolis, MN 55402                        Bentley College; former
Age 56                                       Dean, McCallum Graduate
                                             School of Business,
                                             Bentley College
---------------------------------------------------------------------------------------------
Anne P. Jones           Board member since   Attorney and Consultant
901 S. Marquette Ave.   1985
Minneapolis, MN 55402
Age 71
---------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member since   Former Managing Director,   American Progressive
901 S. Marquette Ave.   2005                 Shikiar Asset Management    Insurance
Minneapolis, MN 55402
Age 71
---------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.*  Board member since   President Emeritus and      Valmont Industries,
901 S. Marquette Ave.   2002                 Professor of Economics,     Inc. (manufactures
Minneapolis, MN 55402                        Carleton College            irrigation systems)
Age 67
---------------------------------------------------------------------------------------------

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

44 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                   OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member since   Director, Enterprise Asset             Strategic Distribution,
901 S. Marquette Ave.    2004                 Management, Inc. (private real         Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management company)   distribution and logistics
Age 54                                                                               consultants)
---------------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member since   President and Chief Executive
901 S. Marquette Ave.    2006                 Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53
---------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member since   Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.    2002                 Inc. since 2003 (biotechnology);       (biotechnology); American
Minneapolis, MN 55402                         former President, Forester Biotech     Healthways, Inc. (health
Age 62                                                                               management programs)
---------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                   OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                 DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member since   President, Ameriprise Certificate
53600 Ameriprise         2001, Vice           Company since 2006; President - U.S.
Financial Center         President since      Asset Management and Chief
Minneapolis, MN 55474    2002                 Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005; Senior
                                              Vice President - Chief Investment
                                              Officer, Ameriprise Financial, Inc.
                                              and Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC, 2001-2005
---------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS
NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND        PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE    DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Neysa M. Alecu          Money Laundering     Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise         Prevention Officer   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center        since 2004           Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                        Director and Bank Secrecy Act Officer, American Express
Age 42                                       Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan     President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise          since 2006           Investments, LLC since 2006; Managing Director and Global
Financial Center                             Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                        2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                       Director of Strategic Planning, Evergreen Investments, 1995-2002
--------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer            Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise          since 2002           Inc., since 2002; Vice President - Finance, American Express
Financial Center                             Company, 2000-2002
Minneapolis, MN 55474
Age 51
--------------------------------------------------------------------------------------------------------------
Amy K. Johnson          Vice President       Vice President - Asset Management and Trust Company Services,
5228 Ameriprise         since 2006           RiverSource Investments, LLC, since 2006; Vice President -
Financial Center                             Operations and Compliance, RiverSource Investments, LLC,
Minneapolis, MN 55474                        2004-2006; Director of Product Development - Mutual Funds,
Age 41                                       American Express Financial Corporation, 2001-2004
--------------------------------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise          since 2004           Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                             2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                        Company since 2003; Senior Vice President - Fixed Income,
Age 42                                       Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                             Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                             Assets, 2001-2002
--------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers     Chief Compliance     U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise          Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                             Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                        Voyageur Asset Management, 2000-2003
Age 46
--------------------------------------------------------------------------------------------------------------
Scott R. Plummer        Vice President,      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise         General Counsel      Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center        and Secretary        General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474   since 2006           since 2005; Vice President - Asset Management Compliance,
Age 47                                       Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                             Chief Compliance Officer, U.S. Bancorp Asset Management,
                                             2002-2004; Second Vice President and Assistant General
                                             Counsel, Hartford Life, 2001-2002
--------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

46 RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE INTERNATIONAL EQUITY FUND -- 2006 ANNUAL REPORT 47

RIVERSOURCE(SM) INTERNATIONAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

[RiverSource(SM) Investments LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

S-6259 H (12/06)

ANNUAL REPORT

[RIVERSOURCE(SM) INVESTMENTS LOGO]

RIVERSOURCE(SM)
INTERNATIONAL SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCT. 31, 2006

- RIVERSOURCE INTERNATIONAL SELECT VALUE FUND SEEKS TO PROVIDE
  SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

TABLE OF CONTENTS

Fund Snapshot                                                     3

Performance Summary                                               5

Questions & Answers with Portfolio Management                     7

The Fund's Long-term Performance                                 10

Investments in Securities                                        12

Financial Statements                                             18

Notes to Financial Statements                                    22

Report of Independent Registered Public Accounting Firm          39

Federal Income Tax Information                                   40

Fund Expenses Example                                            42

Board Members and Officers                                       44

Proxy Voting                                                     47

[LOGO]
    DALBAR RATED
       2006
 FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

2 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource International Select Value Fund invests primarily in value stocks that exhibit attractive valuations relative to long-term earnings potential, strong fundamentals and a catalyst that signals improvement or positive change. The Fund is highly diversified, investing mainly in non-U.S. companies located in developed countries with the ability to invest in less developed or emerging markets.

[PIE CHART]

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

Japan                       23.9%
United Kingdom              14.3%
Germany                     13.0%
France                      11.2%
Netherlands                  8.1%
Italy                        4.4%
Other(1)                    25.1%

(1) Includes Canada 3.9%, Switzerland 2.4%, Belgium 2.2%, South Korea 1.8%, Spain 1.7%, Brazil 1.5%, Taiwan 1.4%, Australia 1.1%, Austria 0.7%, China 0.7%, Denmark 0.7%, Hong Kong 0.7%, Sweden 0.7%, South Africa 0.5%, Finland 0.4%, Singapore 0.4%, Hungary 0.3%, India 0.3%, Luxembourg 0.2%, Philippine Islands 0.2%, Thailand 0.2%, United States 0.2% and Cash & Cash Equivalents 2.9%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

ING Groep (Netherlands)                     2.5%
E.ON (Germany)                              2.4%
Total (France)                              2.3%
Munich Re Group (Germany)                   2.3%
Eni (Italy)                                 2.2%
BNP Paribas (France)                        2.1%
Toyota Motor (Japan)                        2.1%
ORIX (Japan)                                2.0%
Renault (France)                            2.0%
Sumitomo Mitsui Financial Group (Japan)     1.9%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 3

STYLE MATRIX

[CHART]

        STYLE
VALUE   BLEND   GROWTH
  X                     LARGE
  X                     MEDIUM  SIZE
  X                     SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institutions, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

ALLIANCEBERNSTEIN L.P.

                                YEARS IN INDUSTRY
Sharon Fay                             20
Kevin Simms                            17
Henry D'Auria                          18
Marilyn Fedak                          34
John Mahedy                            20

FUND FACTS

                                   TICKER SYMBOL     INCEPTION DATE
Class A                                APIAX                9/28/01
Class B                                AXIBX                9/28/01
Class C                                APICX                9/28/01
Class I                                APRIX                 3/4/04
Class Y                                   --                9/28/01
Total net assets                                     $2.039 billion
Number of holdings                                              131

4 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

[CHART]

                             PERFORMANCE COMPARISON
                        FOR THE YEAR ENDED OCT. 31, 2006

RiverSource International Select Value Fund
Class A (excluding sales charge)                             +29.93%
Morgan Stanley Capital International (MSCI)
EAFE GDP Weighted, Half-Hedged Index (unmanaged)             +27.67%
Morgan Stanley Capital International (MSCI)
EAFE Index (unmanaged)                                       +28.04%
Lipper International Multi-Cap Value Funds Index             +28.80%

(see "The Fund's Long-term Performance" for Index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING RIVERSOURCE.COM/FUNDS.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 5

AVERAGE ANNUAL TOTAL RETURNS
AT OCT. 31, 2006

                                                                                SINCE
                                          1 YEAR      3 YEARS      5 YEARS    INCEPTION
WITHOUT SALES CHARGE
Class A (INCEPTION 9/28/01)              +29.93%      +24.53%      +18.36%      +18.37%
Class B (INCEPTION 9/28/01)              +28.93%      +23.60%      +17.46%      +17.48%
Class C (INCEPTION 9/28/01)              +29.05%      +23.59%      +17.45%      +17.47%
Class I (INCEPTION 3/4/04)               +30.56%          N/A          N/A      +22.58%
Class Y (INCEPTION 9/28/01)              +30.17%      +24.74%      +18.56%      +18.56%

WITH SALES CHARGE
Class A (INCEPTION 9/28/01)              +22.46%      +22.09%      +16.97%      +17.00%
Class B (INCEPTION 9/28/01)              +23.93%      +22.72%      +17.25%      +17.38%
Class C (INCEPTION 9/28/01)              +28.05%      +23.59%      +17.45%      +17.47%

AT SEPT. 30, 2006

                                                                                SINCE
                                          1 YEAR      3 YEARS      5 YEARS    INCEPTION
WITHOUT SALES CHARGE
Class A (INCEPTION 9/28/01)              +21.41%      +25.20%      +17.88%      +17.85%
Class B (INCEPTION 9/28/01)              +20.43%      +24.19%      +16.99%      +16.97%
Class C (INCEPTION 9/28/01)              +20.40%      +24.25%      +16.98%      +16.96%
Class I (INCEPTION 3/4/04)               +21.85%          N/A          N/A      +21.66%
Class Y (INCEPTION 9/28/01)              +21.57%      +25.42%      +18.08%      +18.06%

WITH SALES CHARGE
Class A (inception 9/28/01)              +14.43%      +22.75%      +16.49%      +16.47%
Class B (inception 9/28/01)              +15.43%      +23.32%      +16.77%      +16.86%
Class C (inception 9/28/01)              +19.40%      +24.25%      +16.98%      +16.96%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS
FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

6 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND ROSE 29.93% FOR THE ANNUAL PERIOD ENDED OCT. 31, 2006 (CLASS A SHARES, EXCLUDING SALES CHARGES), OUTPERFORMING THE FUND'S BENCHMARK, THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE GDP WEIGHTED, HALF-HEDGED INDEX, WHICH ADVANCED 27.67% FOR THE PERIOD, AND THE BROADER MSCI EAFE INDEX, WHICH ROSE 28.04%. THE FUND ALSO OUTPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX, WHICH INCREASED 28.80% FOR THE PERIOD.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN), A NEW YORK-BASED INVESTMENT FIRM, IS THE SUBADVISER FOR AND MANAGES THE PORTFOLIO OF RIVERSOURCE INTERNATIONAL SELECT VALUE FUND. BELOW, ALLIANCEBERNSTEIN DISCUSSES THE FUND'S POSITIONING AND RESULTS DURING THE FISCAL YEAR ENDED OCT. 31, 2006.

Q. What factors affected Fund performance for this period?

A. International equity markets posted healthy gains amid robust and more balanced global economic growth during the period. Stock selection in the financials sector was the primary contributor to the Fund's return. The Fund's holdings in ORIX, ING Groep, Assurances Generales de France and Fortis all outperformed. Insurers Fortis and ING Groep stood out due to strong earnings reports and positive investor sentiment surrounding insurance stocks. In addition, strong commodity prices and consolidation activity helped the performance of the Fund's metal and mining stocks, particularly Arcelor, Xstrata, JFE Holdings and Mittal Steel. During the period, Xstrata completed the purchase of Falconbridge, while Mittal Steel completed its merger with Arcelor.

   STOCK SELECTION IN THE FINANCIALS SECTOR WAS THE PRIMARY CONTRIBUTOR TO THE FUND'S RETURN.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 7

   QUESTIONS & ANSWERS

   One of the largest detractors to performance was EADS, the European Aeronautic Defence and Space Company, which fell sharply following the announcement of further delays to the Airbus 380 program, caused by difficulties in customizing the complex wiring of the jumbo jet's cabin. Management expects a cut in the number of planes delivered from 2007-2010 to translate into a reduction in profits of about $2 billion over the next four years, resulting from higher fixed-cost loading, slower productivity improvements and penalty payments to customers. An underweighting in the construction and housing industry detracted from returns as well.

Q. What changes did you make to the portfolio during the period?

A. In early 2006 the Fund established exposure to emerging markets stocks. Despite strong performance over the last few years, the valuations of emerging stocks remain at a discount relative to developed market stocks. These attractive valuations are combined with healthy fundamentals. For example, many emerging market stocks benefit from a combination of faster economic growth and healthy current account balances and lower inflation in their local markets.

8 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

Q. How are you positioning the Fund going forward?

A. We continue to believe that global equity markets are reasonably valued and that these valuations are supported by the prospect of continued -- if more moderate -- economic and profit growth. The overall value opportunity is lower than average, but our fundamental research continues to uncover interesting value investments on a stock-by-stock basis.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Select Value Fund Class A shares (from 10/1/01 to 10/31/06)* as compared to the performance of three widely cited performance indices, MSCI EAFE GDP Weighted, Half-Hedged Index,
MSCI EAFE Index and the Lipper International Multi-Cap Value Funds Index.
In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING RIVERSOURCE.COM/FUNDS. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                         SINCE
                                                 1 YEAR       3 YEARS      5 YEARS    INCEPTION(4)
RIVERSOURCE INTERNATIONAL SELECT VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000            $   12,246   $   18,199   $   21,896   $     22,238
        Average annual total return                +22.46%      +22.09%      +16.97%        +17.00%

MSCI EAFE GDP WEIGHTED, HALF-HEDGED INDEX(1)
        Cumulative value of $10,000            $   12,767   $   18,261   $   18,506   $     19,069
        Average annual total return                +27.67%      +22.23%      +13.10%        +13.52%

MSCI EAFE INDEX(2)
        Cumulative value of $10,000            $   12,804   $   18,109   $   20,114   $     20,631
        Average annual total return                +28.04%      +21.89%      +15.00%        +15.31%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

10 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

[CHART]

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE INTERNATIONAL SELECT VALUE FUND

            RiverSource International        Morgan Stanley Capital International    Morgan Stanley Capital    Lipper International
                 Select Value Fund                (MSCI) EAFE GDP Weighted,           International (MSCI)        Multi-Cap Value
           Class A (includes sales charge)             Half-Hedged Index(1)                EAFE Index(2)           Funds Index(3)
10/1/01                $9,425                                $10,000                          $10,000                $10,000
10/01                  $9,572                                $10,306                          $10,256                $10,249
10/02                  $8,711                                 $8,492                           $8,930                 $9,371
10/03                 $11,516                                $10,443                          $11,392                $12,336
10/04                 $14,083                                $12,136                          $13,587                $14,762
10/05                 $17,115                                $14,936                          $16,113                $17,481
10/06                 $22,238                                $19,069                          $20,631                $22,516

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                                SINCE
                                                        1 YEAR       3 YEARS      5 YEARS    INCEPTION(4)
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(3)
        Cumulative value of $10,000                   $   12,880   $   17,808   $   21,971   $     22,516
        Average annual total return                       +28.80%      +21.21%      +17.05%        +17.31%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

(1) The Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(3) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(4) Fund data is from Sept. 28, 2001. MSCI EAFE GDP Weighted, Half-Hedged Index, MSCI EAFE Index and Lipper peer group data is from Oct. 1, 2001.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

OCT. 31, 2006
(PERCENTAGES REPRESENT VALUE OF INVESTMENTS COMPARED TO NET ASSETS)

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (95.5%)(c)
AUSTRALIA (1.1%)
INSURANCE (0.7%)
Promina Group                                                             204,400    $     1,076,215
QBE Insurance Group                                                       636,800         12,178,935
                                                                                     ---------------
Total                                                                                     13,255,150
----------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.4%)
Macquarie Airports Management                                           3,400,200          8,451,208
----------------------------------------------------------------------------------------------------

AUSTRIA (0.7%)
OIL, GAS & CONSUMABLE FUELS
OMV                                                                       269,300         14,639,662
----------------------------------------------------------------------------------------------------

BELGIUM (2.2%)
COMMERCIAL BANKS (0.5%)
KBC Groep                                                                  85,300          9,319,870
----------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.7%)
Fortis                                                                    824,300         34,604,791
----------------------------------------------------------------------------------------------------

BRAZIL (0.9%)
COMMERCIAL BANKS (0.2%)
UNIBANCO - Uniao de Bancos Brasileiros ADR                                 52,900          4,165,875
----------------------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Gerdau ADR                                                                629,950          9,304,361
Usinas Siderurgicas de Minas Gerais Series A                              158,200          5,379,746
                                                                                     ---------------
Total                                                                                     14,684,107
----------------------------------------------------------------------------------------------------

CANADA (3.8%)
COMMERCIAL BANKS (0.7%)
Bank of Nova Scotia                                                            --                 12
Royal Bank of Canada                                                      335,300         14,878,322
                                                                                     ---------------
Total                                                                                     14,878,334
----------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
TELUS                                                                     270,400         15,516,137
----------------------------------------------------------------------------------------------------

INSURANCE (0.5%)
ING Canada                                                                195,000      $  10,280,807
----------------------------------------------------------------------------------------------------

METALS & MINING (1.1%)
IPSCO                                                                      85,332          7,845,113
Teck Cominco Series B                                                     213,800         15,746,866
                                                                                     ---------------
Total                                                                                     23,591,979
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.7%)
Canadian Natural Resources                                                261,700         13,629,480
----------------------------------------------------------------------------------------------------

CHINA (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
China Telecom Series H                                                  7,672,000          2,890,553
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.6%)
China Petroleum & Chemical Series H                                     6,084,000          4,224,620
PetroChina Series H                                                     5,958,000          6,565,774
                                                                                     ---------------
Total                                                                                     10,790,394
----------------------------------------------------------------------------------------------------

DENMARK (0.7%)
COMMERCIAL BANKS
Danske Bank                                                               324,200         13,602,953
----------------------------------------------------------------------------------------------------

FINLAND (0.5%)
INSURANCE
Sampo Series A                                                            436,600          9,462,556
----------------------------------------------------------------------------------------------------

FRANCE (11.1%)
AIRLINES (0.2%)
Air France-KLM                                                            126,800          4,517,167
----------------------------------------------------------------------------------------------------

AUTOMOBILES (2.0%)
Renault                                                                   345,700         40,440,722
----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

12 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)
FRANCE (CONT.)
COMMERCIAL BANKS (5.0%)
BNP Paribas                                                               392,630    $    43,174,350
Credit Agricole                                                           556,536         23,662,191
Societe Generale                                                          210,000         34,899,349
                                                                                     ---------------
Total                                                                                    101,735,890
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.3%)
Total                                                                     701,200         47,480,398
----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
Sanofi-Aventis                                                            384,326         32,670,896
----------------------------------------------------------------------------------------------------

GERMANY (12.8%)
AIRLINES (1.2%)
Deutsche Lufthansa                                                      1,070,000         24,679,081
----------------------------------------------------------------------------------------------------

AUTO COMPONENTS (1.8%)
Continental                                                               334,900         37,454,624
----------------------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
DaimlerChrysler                                                           111,400          6,355,940
----------------------------------------------------------------------------------------------------

CHEMICALS (0.4%)
BASF                                                                      100,600          8,867,713
----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.3%)
E.ON                                                                      399,000         47,872,687
----------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
EPCOS                                                                     297,300(b)       4,773,782
----------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Fresenius Medical Care & Co                                                35,000          4,670,223
----------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
TUI                                                                       621,400(e)      13,594,684
----------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Siemens                                                                   107,000          9,628,529
----------------------------------------------------------------------------------------------------

INSURANCE (3.6%)
Allianz                                                                   127,800         23,721,494
Munich Re Group                                                           289,900         46,912,224
                                                                                     ---------------
Total                                                                                     70,633,718
----------------------------------------------------------------------------------------------------

MULTI-UTILITIES (1.6%)
RWE                                                                       334,370         33,046,359
----------------------------------------------------------------------------------------------------

HONG KONG (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
China Netcom Group Corp Hong Kong                                       2,940,000    $     5,224,684
----------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
Kerry Properties                                                        1,353,268          4,994,251
Sino Land                                                               1,885,870          3,283,485
                                                                                     ---------------
Total                                                                                      8,277,736
----------------------------------------------------------------------------------------------------

HUNGARY (0.3%)
OIL, GAS & CONSUMABLE FUELS
MOL Magyar Olaj-es Gazipari                                                62,100          6,181,680
----------------------------------------------------------------------------------------------------

INDIA (0.3%)
COMMERCIAL BANKS
State Bank of India GDR                                                    96,500          6,079,500
----------------------------------------------------------------------------------------------------

ITALY (4.3%)
COMMERCIAL BANKS (1.0%)
Banca Intesa                                                            3,105,875         21,229,047
----------------------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
Buzzi Unicem                                                              570,781         15,044,460
----------------------------------------------------------------------------------------------------

INSURANCE (0.4%)
Fondiaria - SAI                                                           187,800          7,927,735
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.2%)
Eni                                                                     1,465,000(e)      44,186,377
----------------------------------------------------------------------------------------------------

JAPAN (23.8%)
AUTOMOBILES (4.0%)
Honda Motor                                                               598,800         21,197,366
Nissan Motor                                                            1,384,300         16,583,192
Toyota Motor                                                              713,500         42,279,222
                                                                                     ---------------
Total                                                                                     80,059,780
----------------------------------------------------------------------------------------------------

CHEMICALS (0.6%)
Mitsui Chemicals                                                        1,685,000         11,569,516
----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.3%)
Mitsubishi UFJ Financial Group                                                666          8,371,270
Sumitomo Mitsui Financial Group                                             3,581         39,193,501
                                                                                     ---------------
Total                                                                                     47,564,771
----------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 13

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)
JAPAN (CONT.)
CONSUMER FINANCE (2.0%)
ORIX                                                                      147,000    $    41,416,417
----------------------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Nippon Telegraph & Telephone                                                4,620         23,267,891
----------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.8%)
Tokyo Electric Power                                                      570,100         16,574,091
----------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Hitachi                                                                 1,390,000          8,022,659
----------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
UNY                                                                       296,000          3,718,033
----------------------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Tokyo Gas                                                               2,122,000         10,832,270
----------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Sharp                                                                     890,000         15,867,037
----------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Sankyo                                                                     80,200          4,094,006
Sega Sammy Holdings                                                        61,500          1,546,045
                                                                                     ---------------
Total                                                                                      5,640,051
----------------------------------------------------------------------------------------------------

MACHINERY (0.4%)
Sumitomo Heavy Inds                                                       972,000          8,327,867
----------------------------------------------------------------------------------------------------

MARINE (1.2%)
Mitsui OSK Lines                                                        2,874,000         23,960,239
----------------------------------------------------------------------------------------------------

METALS & MINING (3.4%)
JFE Holdings                                                              856,200         34,409,064
Kobe Steel                                                              5,157,000         15,786,285
Sumitomo Metal Inds                                                     4,790,000         18,021,377
                                                                                     ---------------
Total                                                                                     68,216,726
----------------------------------------------------------------------------------------------------

OFFICE ELECTRONICS (1.2%)
Canon                                                                     473,800         25,401,676
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
Nippon Mining Holdings                                                    764,500          5,713,322
----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Takeda Pharmaceutical                                                     125,400          8,052,621
----------------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Leopalace21                                                               298,600         11,234,203
----------------------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
East Japan Railway                                                          2,019    $    14,121,779
----------------------------------------------------------------------------------------------------

TOBACCO (1.5%)
Japan Tobacco                                                               7,230         31,528,858
----------------------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.1%)
ITOCHU                                                                  1,327,000         10,575,151
Mitsubishi                                                                183,000          3,536,383
Mitsui & Co                                                               582,000          7,947,448
                                                                                       -------------
Total                                                                                     22,058,982
----------------------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
MEDIA
SES Global FDR                                                            317,200          4,862,541
----------------------------------------------------------------------------------------------------

NETHERLANDS (8.0%)
AEROSPACE & DEFENSE (1.0%)
European Aeronautic Defence and Space                                     768,270         20,838,184
----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
ABN AMRO Holding                                                          830,701         24,228,024
----------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Buhrmann                                                                  635,400          9,878,285
----------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.4%)
ING Groep                                                               1,136,124         50,334,690
----------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Koninklijke Philips Electronics                                           305,500         10,672,670
----------------------------------------------------------------------------------------------------

MEDIA (0.7%)
Wolters Kluwer                                                            492,500         13,540,633
----------------------------------------------------------------------------------------------------

METALS & MINING (1.4%)
Mittal Steel                                                              674,697         28,970,144
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.3%)
Royal Dutch Shell Series A                                                161,027          5,580,275
----------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.2%)
WIRELESS TELECOMMUNICATION SERVICES
Philippine Long Distance Telephone                                         98,000          4,647,910
----------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

14 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)
SINGAPORE (0.4%)
ELECTRONIC EQUIPMENT & INSTRUMENTS
Flextronics Intl                                                          788,300(b) $     9,144,280
----------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.5%)
COMMERCIAL BANKS (0.1%)
Standard Bank Group                                                       243,000          2,854,941
----------------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Tiger Brands                                                              126,000          2,618,233
----------------------------------------------------------------------------------------------------

INSURANCE (0.3%)
Sanlam                                                                  2,371,000          5,635,654
----------------------------------------------------------------------------------------------------

SOUTH KOREA (1.6%)
AUTO COMPONENTS (0.3%)
Hyundai Mobis                                                              52,200          5,099,172
----------------------------------------------------------------------------------------------------

CHEMICALS (0.2%)
Honam Petrochemical                                                        66,000          4,134,636
----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Industrial Bank of Korea                                                  194,500          3,407,571
Kookmin Bank                                                               53,900          4,286,589
Shinhan Financial Group                                                    83,700          3,861,505
                                                                                     ---------------
Total                                                                                     11,555,665
----------------------------------------------------------------------------------------------------

METALS & MINING (0.3%)
POSCO                                                                      25,500          7,080,325
----------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Samsung Electronics                                                         6,700          4,346,677
----------------------------------------------------------------------------------------------------

SPAIN (1.6%)
ELECTRIC UTILITIES (0.2%)
Endesa                                                                     87,700          3,888,808
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.4%)
Repsol YPF                                                                894,900         29,698,527
----------------------------------------------------------------------------------------------------

SWEDEN (0.7%)
COMMERCIAL BANKS
Nordea Bank                                                               975,400         13,441,402
----------------------------------------------------------------------------------------------------

SWITZERLAND (2.4%)
CAPITAL MARKETS (1.0%)
Credit Suisse Group                                                       353,000         21,282,154
----------------------------------------------------------------------------------------------------

METALS & MINING (1.4%)
Xstrata                                                                   644,590    $    27,542,062
----------------------------------------------------------------------------------------------------

TAIWAN (1.4%)
COMPUTERS & PERIPHERALS (0.2%)
Compal Electronics                                                      5,029,569          4,211,470
----------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
AU Optronics                                                            1,507,920          2,031,113
Hon Hai Precision
Industry                                                                  896,400          5,808,004
                                                                                     ---------------
Total                                                                                      7,839,117
----------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.8%)
Siliconware Precision Inds                                              4,165,457          5,285,096
Taiwan Semiconductor Mfg                                                3,854,223          7,068,778
United Microelectronics                                                 8,081,828          4,507,454
                                                                                     ---------------
Total                                                                                     16,861,328
----------------------------------------------------------------------------------------------------

THAILAND (0.2%)
OIL, GAS & CONSUMABLE FUELS
PTT                                                                       540,800          3,273,554
----------------------------------------------------------------------------------------------------

UNITED KINGDOM (14.2%)
AEROSPACE & DEFENSE (1.0%)
BAE Systems                                                             2,605,500         20,849,129
----------------------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.4%)
Barclays                                                                1,753,500         23,664,487
HBOS                                                                    1,091,400         22,629,678
Royal Bank of Scotland Group                                              701,500         24,995,936
                                                                                     ---------------
Total                                                                                     71,290,101
----------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
J Sainsbury                                                             2,670,062         19,952,404
----------------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Whitbread                                                                 353,940          9,458,726
----------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 15

ISSUER                                                                  SHARES           VALUE(a)
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONT.)
HOUSEHOLD DURABLES (1.1%)
George Wimpey                                                             813,000    $     8,157,201
Persimmon                                                                 300,000          7,639,543
Taylor Woodrow                                                            867,500          6,019,180
                                                                                     ---------------
Total                                                                                     21,815,924
----------------------------------------------------------------------------------------------------

INSURANCE (2.3%)
Aviva                                                                   1,861,192         27,514,255
Friends Provident                                                       3,780,080         14,925,752
Royal & SunAlliance Insurance Group                                     1,500,920          4,222,935
                                                                                     ---------------
Total                                                                                     46,662,942
----------------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
BP                                                                        767,500          8,535,163
----------------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
AstraZeneca                                                               388,400         22,952,263
----------------------------------------------------------------------------------------------------

TOBACCO (1.7%)
British American Tobacco                                                1,256,900         34,260,827
----------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Vodafone Group                                                         13,142,350         33,843,220
----------------------------------------------------------------------------------------------------

UNITED STATES (0.2%)
METALS & MINING
Gerdau Ameristeel                                                         405,500          4,137,018
----------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,404,911,742)                                                               $ 1,947,305,355
----------------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.7%)(c)
BRAZIL (0.5%)
Petroleo Brasileiro                                                       524,700    $    10,539,098
----------------------------------------------------------------------------------------------------

SOUTH KOREA (0.2%)
Samsung Electronics                                                         8,800          4,270,121
----------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $16,039,808)                                                                  $    14,809,219
----------------------------------------------------------------------------------------------------

                                                                        SHARES           VALUE(a)
MONEY MARKET FUND (2.9%)(d)
RiverSource Short-Term Cash Fund                                       58,520,931(f) $    58,520,931
----------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $58,520,931)                                                                  $    58,520,931
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,479,472,481)(g)                                                            $ 2,020,635,505
====================================================================================================

See accompanying notes to investments in securities.

16 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts: (see Note 7 to the financial statements):

      TYPE OF SECURITY                                                  CONTRACTS
      --------------------------------------------------------------------------
      PURCHASE CONTRACTS
      DJ Euro STOXX 50, Dec. 2006                                            755

(e) At Oct. 31, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(f)   Affiliated Money Market Fund -- See Note 8 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $1,497,185,258 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $ 536,944,566
      Unrealized depreciation                                        (13,494,319)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 523,450,247
      --------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers* (identified cost $1,420,951,550)                                    $  1,962,114,574
  Affiliated money market fund (identified cost $58,520,931) (Note 8)                             58,520,931
------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,479,472,481)                               2,020,635,505
Foreign currency holdings (identified cost $18,750,861) (Note 1)                                  18,971,835
Capital shares receivable                                                                          1,264,518
Dividends and accrued interest receivable                                                          4,657,176
Receivable for investment securities sold                                                          3,175,368
Receivable from affiliate (Note 2)                                                                 1,400,000
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                        188,689
Margin deposits on futures contracts (Note 7)                                                      2,794,679
U.S. government securities held as collateral (Note 5)                                            18,023,555
------------------------------------------------------------------------------------------------------------
Total assets                                                                                   2,071,111,325
------------------------------------------------------------------------------------------------------------

LIABILITIES
Capital shares payable                                                                               423,025
Payable for investment securities purchased                                                        9,001,176
Payable upon return of securities loaned (Note 5)                                                 18,023,555
Payable for dividend related expenses (Note 2)                                                     1,400,000
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                      3,394,680
Accrued investment management services fee                                                            46,241
Accrued distribution fee                                                                              21,614
Accrued service fee                                                                                        5
Accrued transfer agency fee                                                                              196
Accrued administrative services fee                                                                    4,104
Other accrued expenses                                                                               280,314
------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                 32,594,910
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                          $  2,038,516,415
============================================================================================================

See accompanying notes to financial statements.

18 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

OCT. 31, 2006

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                    $      1,864,913
Additional paid-in capital                                                                     1,297,687,881
Undistributed net investment income                                                                6,227,894
Accumulated net realized gain (loss)                                                             192,483,469
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities
  in foreign currencies (Notes 6 and 7)                                                          540,252,258
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding capital stock                                                                 $  2,038,516,415
============================================================================================================
Net assets applicable to outstanding shares:             Class A                            $  1,541,660,931
                                                         Class B                            $    380,209,275
                                                         Class C                            $     25,603,920
                                                         Class I                            $     89,262,817
                                                         Class Y                            $      1,779,472
Net asset value per share of outstanding capital stock:  Class A shares    140,143,797      $          11.00
                                                         Class B shares     35,755,399      $          10.63
                                                         Class C shares      2,411,018      $          10.62
                                                         Class I shares      8,020,468      $          11.13
                                                         Class Y shares        160,592      $          11.08
------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                            $     17,533,650
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 19

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                          $     49,015,048
Interest                                                                                  1,934,259
Income distributions from affiliated money market fund (Note 8)                             290,672
Fee income from securities lending (Note 5)                                               1,605,304
  Less foreign taxes withheld                                                            (5,927,412)
---------------------------------------------------------------------------------------------------
Total income                                                                             46,917,871
---------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                       15,936,398
Distribution fee
  Class A                                                                                 3,237,723
  Class B                                                                                 3,631,768
  Class C                                                                                   217,884
Transfer agency fee                                                                       2,777,426
Incremental transfer agency fee
  Class A                                                                                   218,885
  Class B                                                                                   122,512
  Class C                                                                                     6,465
Service fee -- Class Y                                                                        1,484
Administrative services fees and expenses                                                 1,306,775
Compensation of board members                                                                24,209
Custodian fees                                                                              431,925
Printing and postage                                                                        351,285
Registration fees                                                                           126,916
Dividend related expenses (Note 2)                                                        1,400,000
Audit fees                                                                                   25,000
Other                                                                                        89,758
---------------------------------------------------------------------------------------------------
Total expenses                                                                           29,906,413
  Reimbursement by affiliate of dividend related expenses (Note 2)                       (1,400,000)
---------------------------------------------------------------------------------------------------
                                                                                         28,506,413
  Earnings and bank fee credits on cash balances (Note 2)                                   (58,359)
---------------------------------------------------------------------------------------------------
Total net expenses                                                                       28,448,054
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                          18,469,817
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                        188,858,649
  Foreign currency transactions                                                          (1,858,420)
  Futures contracts                                                                       3,690,370
  Payment from affiliate (Note 2)                                                             2,345
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 190,692,944
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                    230,087,541
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                   420,780,485
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $    439,250,302
===================================================================================================

See accompanying notes to financial statements.

20 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                            2006               2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                          $     18,469,817   $     11,845,266
Net realized gain (loss) on investments                                       190,692,944         71,686,370
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          230,087,541        131,005,718
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               439,250,302        214,537,354
------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                   (25,642,979)                --
    Class B                                                                    (5,775,331)                --
    Class C                                                                      (334,098)                --
    Class I                                                                    (1,879,380)                --
    Class Y                                                                       (25,903)                --
  Net realized gain
    Class A                                                                   (40,958,926)       (25,324,943)
    Class B                                                                   (12,925,508)        (9,029,520)
    Class C                                                                      (721,629)          (471,404)
    Class I                                                                    (2,591,521)          (960,567)
    Class Y                                                                       (38,557)           (19,103)
------------------------------------------------------------------------------------------------------------
Total distributions                                                           (90,893,832)       (35,805,537)
------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                     441,735,499        375,279,287
  Class B shares                                                               96,074,001        111,687,513
  Class C shares                                                                7,663,696          5,569,305
  Class I shares                                                               34,945,167         41,163,007
  Class Y shares                                                                  806,576            347,440
Reinvestment of distributions at net asset value
  Class A shares                                                               65,368,738         24,993,555
  Class B shares                                                               18,412,392          8,899,018
  Class C shares                                                                1,015,005            453,066
  Class I shares                                                                4,470,046            960,160
  Class Y shares                                                                   63,264             18,515
Payments for redemptions
  Class A shares                                                             (223,103,076)      (156,469,077)
  Class B shares (Note 2)                                                    (110,121,037)       (73,574,789)
  Class C shares (Note 2)                                                      (4,323,437)        (2,961,896)
  Class I shares                                                              (28,080,328)        (9,589,149)
  Class Y shares                                                                 (294,026)           (42,248)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             304,632,480        326,733,707
------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       652,988,950        505,465,524
Net assets at beginning of year                                             1,385,527,465        880,061,941
------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                $  2,038,516,415   $  1,385,527,465
============================================================================================================
Undistributed net investment income                                      $      6,227,894   $     28,195,786
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Managers Series, Inc. (formerly AXP Partners International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far East) Index and Canada.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represented 4.38% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

22 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 23

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily European monetary units and British pounds.

24 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $6,780,018 and accumulated net realized gain has been increased by $1,791,145 resulting in a net reclassification adjustment to increase paid-in capital by $4,988,873.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 25

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                  2006            2005
-------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income              $ 27,588,932   $          --
    Long-term capital gain         39,012,973      25,324,943

CLASS B
Distributions paid from:
    Ordinary income                 6,389,420              --
    Long-term capital gain         12,311,419       9,029,520

CLASS C
Distributions paid from:
    Ordinary income                   368,382              --
    Long-term capital gain            687,345         471,404

CLASS I
Distributions paid from:
    Ordinary income                 2,002,503              --
    Long-term capital gain          2,468,398         960,567

CLASS Y
Distributions paid from:
    Ordinary income                    27,735              --
    Long-term capital gain             36,725          19,103

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $  27,450,252
Accumulated long-term gain (loss)               $ 171,673,221
Unrealized appreciation (depreciation)          $ 539,840,148

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

26 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,234,231 for the year ended Oct. 31, 2006.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 27

The Investment Manager has a Subadvisory Agreement with AllianceBernstein L.P.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $46,912 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include:
Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

-  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

28 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,574,551 for Class A, $317,476 for Class B and $3,240 for Class C for the year ended Oct. 31, 2006.

Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated by the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.42% for Class A, 2.19% for Class B, 2.19% for Class C, 1.07% for Class I and 1.25% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $58,359 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $2,345 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

In determining the Fund's fiscal year 2006 required distributions to shareholders, to be paid in December of 2006, management determined the Fund had under distributed its ordinary income for fiscal year 2005. Therefore, in order to distribute fund income in accordance with IRS requirements, the Board has authorized additional ordinary income distribution amounts to be paid with the Fund's December 2006 distributions. As a result of the under distribution, the Fund is also subject to IRS penalties and interest of approximately $1,400,000 which have been recorded by the Fund as a liability as of Oct. 31, 2006. Ameriprise Financial has agreed to reimburse the Fund for these additional expenses.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $709,752,999 and $534,049,414, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 29

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 YEAR ENDED OCT. 31, 2006
                                            CLASS A       CLASS B        CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                       44,318,751     9,936,092      786,619       3,481,930       81,149
Issued for reinvested distributions         7,089,910     2,050,378      113,282         480,650        6,817
Redeemed                                  (22,310,997)  (11,517,827)    (443,781)     (2,669,275)     (28,477)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    29,097,664       468,643      456,120       1,293,305       59,489
-------------------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED OCT. 31, 2005
                                            CLASS A       CLASS B        CLASS C        CLASS I       CLASS Y
-------------------------------------------------------------------------------------------------------------
Sold                                       45,019,345    13,842,020      689,080       4,903,088       40,740
Issued for reinvested distributions         3,151,772     1,149,745       58,611         120,321        2,323
Redeemed                                  (18,660,838)   (8,912,365)    (364,913)     (1,150,316)      (5,097)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    29,510,279     6,079,400      382,778       3,873,093       37,966
-------------------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Oct. 31, 2006, securities valued at $17,533,650 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $18,023,555. Income from securities lending amounted to $1,605,304 for the year ended Oct. 31, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                           CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------
Dec. 15, 2006               61,500,000   115,457,024   $        --    $  1,892,951
                         British Pound   U.S. Dollar
Dec. 15, 2006               14,700,000    18,964,470        156,823             --
                European Monetary Unit   U.S. Dollar
Dec. 15, 2006               62,000,000    78,341,650             --        983,118
                European Monetary Unit   U.S. Dollar
Dec. 15, 2006           35,770,000,000   307,236,418             --        518,611
                          Japanese Yen   U.S. Dollar
Dec. 15, 2006               21,000,000    16,989,879         31,866             --
                           Swiss Franc   U.S. Dollar
----------------------------------------------------------------------------------
Total                                                  $    188,689   $  3,394,680
----------------------------------------------------------------------------------

30 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

7. STOCK INDEX FUTURES CONTRACTS

At Oct. 31, 2006, $2,794,679 was held in a margin deposit account as collateral to cover initial margin deposits on 755 open purchase contracts denominated in European monetary units. The notional market value of the open purchase contracts at Oct. 31, 2006 was $38,662,945 with a net unrealized gain of $2,035,989. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 31

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

32 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 33

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                 2006          2005      2004      2003          2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period       $  9.00       $  7.68   $  6.28   $  4.75       $  5.23
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .11           .08       .01       .04           .02
Net gains (losses) (both realized
  and unrealized)                             2.47          1.53      1.39      1.49          (.50)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.58          1.61      1.40      1.53          (.48)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.22)           --        --        --            --
Distributions from realized gains             (.36)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Total distributions                           (.58)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 11.00       $  9.00   $  7.68   $  6.28       $  4.75
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)    $ 1,542       $   999   $   626   $   363       $   163
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b)                         1.47%(c)      1.48%     1.52%     1.65%(c)      1.64%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                 1.20%         1.18%      .65%      .87%          .77%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)             31%           22%       23%       18%           13%
--------------------------------------------------------------------------------------------------
Total return(d)                              29.93%        21.53%    22.29%    32.21%        (9.18%)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.55%, 1.68% and 1.82% for the years ended Oct. 31, 2006, 2003 and 2002, respectively.
(d) Total return does not reflect payment of a sales charge.

34 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

CLASS B

FISCAL PERIOD ENDED OCT. 31,                 2006          2005      2004      2003          2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period       $  8.72       $  7.51   $  6.18   $  4.71       $  5.22
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .05           .04        --        --            --
Net gains (losses) (both realized
  and unrealized)                             2.38          1.46      1.33      1.47          (.51)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.43          1.50      1.33      1.47          (.51)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.16)           --        --        --            --
Distributions from realized gains             (.36)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Total distributions                           (.52)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.63       $  8.72   $  7.51   $  6.18       $  4.71
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)    $   380       $   308   $   219   $   153       $    77
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b)                         2.24%(c)      2.25%     2.28%     2.42%(c)      2.41%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                  .45%          .42%     (.10%)     .12%          .01%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)             31%           22%       23%       18%           13%
--------------------------------------------------------------------------------------------------
Total return(d)                              28.93%        20.52%    21.52%    31.21%        (9.77%)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.32%, 2.46% and 2.59% for the years ended Oct. 31, 2006, 2003 and 2002 respectively.
(d) Total return does not reflect payment of a sales charge.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 35

CLASS C

FISCAL PERIOD ENDED OCT. 31,                 2006          2005      2004      2003          2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period       $  8.71       $  7.50   $  6.18   $  4.71       $  5.22
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .06           .05        --        --            --
Net gains (losses) (both realized
  and unrealized)                             2.37          1.45      1.32      1.47          (.51)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.43          1.50      1.32      1.47          (.51)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.16)           --        --        --            --
Distributions from realized gains             (.36)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Total distributions                           (.52)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.62       $  8.71   $  7.50   $  6.18       $  4.71
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)    $    26       $    17   $    12   $     8       $     3
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b)                         2.24%(c)      2.25%     2.28%     2.42%(c)      2.42%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                  .44%          .40%     (.11%)     .13%          .02%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)             31%           22%       23%       18%           13%
--------------------------------------------------------------------------------------------------
Total return(d)                              29.05%        20.55%    21.36%    31.21%        (9.77%)
--------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.32%, 2.47% and 2.59% for the years ended Oct. 31, 2006, 2003 and 2002, respectively.
(d) Total return does not reflect payment of a sales charge.

36 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

CLASS I

FISCAL PERIOD ENDED OCT. 31,                 2006          2005    2004(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period       $  9.09       $  7.73   $  7.16
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .14           .09       .10
Net gains (losses) (both realized
  and unrealized)                             2.52          1.56       .47
--------------------------------------------------------------------------
Total from investment operations              2.66          1.65       .57
--------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.26)           --        --
Distributions from realized gains             (.36)         (.29)       --
--------------------------------------------------------------------------
Total distributions                           (.62)         (.29)       --
--------------------------------------------------------------------------
Net asset value, end of period             $ 11.13       $  9.09   $  7.73
--------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)    $    89       $    61   $    22
--------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c)                         1.04%(d)      1.03%     1.08%(e)
--------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                 1.54%         1.79%      .90%(e)
--------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)             31%           22%       23%
--------------------------------------------------------------------------
Total return(f)                              30.56%        21.93%     7.96%(g)
--------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 1.12% for the year ended Oct. 31, 2006.
(e) Adjusted to an annual basis.
(f) Total return does not reflect payment of a sales charge.
(g) Not annualized.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 37

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                 2006          2005      2004      2003          2002
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period       $  9.06       $  7.72   $  6.30   $  4.76       $  5.23
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .12           .09       .02       .05           .03
Net gains (losses) (both realized
  and unrealized)                             2.50          1.54      1.40      1.49          (.50)
--------------------------------------------------------------------------------------------------
Total from investment operations              2.62          1.63      1.42      1.54          (.47)
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.24)           --        --        --            --
Distributions from realized gains             (.36)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Total distributions                           (.60)         (.29)       --        --            --
--------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 11.08       $  9.06   $  7.72   $  6.30       $  4.76
--------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)    $     2       $     1       $--       $--           $--
--------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(b)                         1.30%(c)      1.31%     1.35%     1.47%(c)      1.45%(c)
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                 1.44%         1.29%      .85%      .88%         1.01%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)             31%           22%       23%       18%           13%
--------------------------------------------------------------------------------------------------
Total return(d)                              30.17%        21.69%    22.54%    32.35%        (8.99%)
--------------------------------------------------------------------------------------------------

*   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.38%, 1.50% and 1.65% for the years ended Oct. 31, 2006, 2003 and 2002, respectively.
(d) Total return does not reflect payment of a sales charge.

38 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Select Value Fund (a series of RiverSource International Managers Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the five-year period ended October 31, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Select Value Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 39

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       52.44%
     Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.24091

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.34062
TOTAL DISTRIBUTIONS                                              $ 0.58153

CLASS B

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       52.44%
     Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.17671

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.34062
TOTAL DISTRIBUTIONS                                              $ 0.51733

40 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

CLASS C

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       52.44%
     Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.18241

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.34062
TOTAL DISTRIBUTIONS                                              $ 0.52303

CLASS I

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       52.44%
     Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.27633

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.34062
TOTAL DISTRIBUTIONS                                              $ 0.61695

CLASS Y

INCOME DISTRIBUTIONS -- TAXABLE AS DIVIDEND INCOME:

     Qualified Dividend Income for individuals                       52.44%
     Dividends Received Deduction for corporations                    0.00%

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.25724

CAPITAL GAIN DISTRIBUTION -- TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                                     PER SHARE
Dec. 21, 2005                                                    $ 0.34062
TOTAL DISTRIBUTIONS                                              $ 0.59786

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 41

FUND EXPENSES EXAMPLE
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

42 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

                                        BEGINNING        ENDING         EXPENSES
                                      ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING        ANNUALIZED
                                       MAY 1, 2006    OCT. 31, 2006   THE PERIOD(a)      EXPENSE RATIO
Class A
  Actual(b)                           $       1,000   $    1,034.80   $        7.57(c)            1.46%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,018.04   $        7.51(c)            1.46%

Class B
  Actual(b)                           $       1,000   $    1,031.00   $       11.49(c)            2.22%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,014.17   $       11.39(c)            2.22%

Class C
  Actual(b)                           $       1,000   $    1,031.10   $       11.49(c)            2.22%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,014.17   $       11.39(c)            2.22%

Class I
  Actual(b)                           $       1,000   $    1,037.30   $        5.35(c)            1.03%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,020.23   $        5.30(c)            1.03%

Class Y
  Actual(b)                           $       1,000   $    1,036.50   $        6.64(d)            1.28%
  Hypothetical
  (5% return before expenses)         $       1,000   $    1,018.96   $        6.58(d)            1.28%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: +3.48% for Class A, +3.10% for Class B, +3.11% for Class C, +3.73% for Class I and +3.65% for Class Y.
(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.42% for Class A; 2.19% or Class B; 2.19% for Class C; and 1.07% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table for Class A, Class B, Class C and Class I.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid for Class Y would have been $6.80 and the hypothetical expenses paid for Class Y would have been $6.74.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund' s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                         POSITION HELD
ADDRESS,                      WITH FUND AND       PRINCIPAL OCCUPATION               OTHER
AGE                           LENGTH OF SERVICE   DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                Board member        Chief Justice, Minnesota
901 S. Marquette Ave.         since 2006          Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson               Board member and    Chair, Board Services Corporation
901 S. Marquette Ave.         Chair of the Board  (provides administrative services
Minneapolis, MN 55402         since 1999          to boards); former Governor of
Age 72                                            Minnesota

Patricia M. Flynn             Board member        Trustee Professor of Economics
901 S. Marquette Ave.         since 2004          and Management, Bentley
Minneapolis, MN 55402                             College; former Dean, McCallum
Age 56                                            Graduate School of Business,
                                                  Bentley College

Anne P. Jones                 Board member        Attorney and Consultant
901 S. Marquette Ave.         since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind               Board member        Former Managing Director,          American Progressive
901 S. Marquette Ave.         since 2005          Shikiar Asset Management           Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*        Board member        President Emeritus and Professor   Valmont Industries, Inc.
901 S. Marquette Ave.         since 2002          of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the Board.

44 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

NAME,                         POSITION HELD
ADDRESS,                      WITH FUND AND       PRINCIPAL OCCUPATION               OTHER
AGE                           LENGTH OF SERVICE   DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia        Board member        Director, Enterprise Asset         Strategic Distribution, Inc.
901 S. Marquette Ave.         since 2004          Management, Inc. (private real     (transportation, distribution
Minneapolis, MN 55402                             estate and asset management        and logistics consultants)
Age 54                                            company)

Vikki L. Pryor                Board member        President and Chief Executive
901 S. Marquette Ave.         since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                             Insurance Company, Inc. since
Age 53                                            1999

Alison Taunton-Rigby          Board member        Chief Executive Officer,           Hybridon, Inc.
901 S. Marquette Ave.         since 2002          RiboNovix, Inc. since 2003         (biotechnology); American
Minneapolis, MN 55402                             (biotechnology); former            Healthways, Inc. (health
Age 62                                            President, Forester Biotech        management programs)

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                         POSITION HELD
ADDRESS,                      WITH FUND AND       PRINCIPAL OCCUPATION               OTHER
AGE                           LENGTH OF SERVICE   DURING PAST FIVE YEARS             DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott           Board member        President, Ameriprise
53600 Ameriprise              since 2001,         Certificate Company since
Financial Center              Vice President      2006; President - U.S. Asset
Minneapolis, MN 55474         since 2002          Management and Chief
Age 46                                            Investment Officer, Ameriprise
                                                  Financial, Inc. and President,
                                                  Chairman of the Board and
                                                  Chief Investment Officer,
                                                  RiverSource Investments, LLC
                                                  since 2005; Senior Vice
                                                  President - Chief Investment
                                                  Officer, Ameriprise
                                                  Financial, Inc. and Chairman
                                                  of the Board and Chief
                                                  Investment Officer,
                                                  RiverSource Investments, LLC,
                                                  2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund' s other officers are:

FUND OFFICERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND                        PRINCIPAL OCCUPATION
AGE                                LENGTH OF SERVICE                    DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Money Laundering Prevention          Compliance Director and Anti-Money
2934 Ameriprise                    Officer since 2004                   Laundering Officer, Ameriprise
Financial Center                                                        Financial, Inc. since 2004; Manager
Minneapolis, MN 55474                                                   Anti-Money Laundering, Ameriprise
Age 42                                                                  Financial, Inc., 2003-2004; Compliance
                                                                        Director and Bank Secrecy Act Officer,
                                                                        American Express Centurion Bank,
                                                                        2000-2003

Patrick T. Bannigan                President since 2006                 Senior Vice President - Asset
172 Ameriprise                                                          Management, RiverSource Investments, LLC
Financial Center                                                        since 2006; Managing Director and Global
Minneapolis, MN 55474                                                   Head of Product, Morgan Stanley
Age 41                                                                  Investment Management, 2004-2006;
                                                                        President, Touchstone Investments,
                                                                        2002-2004; Director of Strategic
                                                                        Planning, Evergreen Investments,
                                                                        1995-2002

Jeffrey P. Fox                     Treasurer since 2002                 Vice President - Investment Accounting,
105 Ameriprise                                                          Ameriprise Financial, Inc., since 2002;
Financial Center                                                        Vice President - Finance, American
Minneapolis, MN 55474                                                   Express Company, 2000-2002
Age 51

Amy K. Johnson                     Vice President since 2006            Vice President - Asset Management and
5228 Ameriprise                                                         Trust Company Services, RiverSource
Financial Center                                                        Investments, LLC, since 2006; Vice
Minneapolis, MN 55474                                                   President - Operations and Compliance,
Age 41                                                                  RiverSource Investments, LLC, 2004-2006;
                                                                        Director of Product Development - Mutual
                                                                        Funds, American Express Financial
                                                                        Corporation, 2001-2004

Michelle M. Keeley                 Vice President since 2004            Executive Vice President - Equity and
172 Ameriprise                                                          Fixed Income, Ameriprise Financial, Inc.
Financial Center                                                        and RiverSource Investments, LLC since
Minneapolis, MN 55474                                                   2006; Vice President - Investments,
Age 42                                                                  Ameriprise Certificate Company since
                                                                        2003; Senior Vice President - Fixed
                                                                        Income, Ameriprise Financial, Inc.,
                                                                        2002-2006 and RiverSource Investments,
                                                                        LLC, 2004-2006; Managing Director,
                                                                        Zurich Global Assets, 2001-2002

Jennifer D. Lammers                Chief Compliance Officer since       U.S. Asset Management Chief Compliance
172 Ameriprise                     2006                                 Officer, RiverSource Investments, LLC
Financial Center                                                        since 2006; Director - Mutual Funds,
Minneapolis, MN 55474                                                   Voyageur Asset Management, 2003-2006;
Age 46                                                                  Director of Finance, Voyageur Asset
                                                                        Management, 2000-2003

Scott R. Plummer                   Vice President, General Counsel      Vice President and Chief Counsel - Asset
5228 Ameriprise                    and Secretary since 2006             Management, Ameriprise Financial, Inc.
Financial Center                                                        since 2005; Vice President, General
Minneapolis, MN 55474                                                   Counsel and Secretary, Ameriprise
Age 47                                                                  Certificate Company since 2005; Vice
                                                                        President - Asset Management Compliance,
                                                                        Ameriprise Financial, Inc., 2004-2005;
                                                                        Senior Vice President and Chief
                                                                        Compliance Officer, U.S. Bancorp Asset
                                                                        Management, 2002-2004; Second Vice
                                                                        President and Assistant General Counsel,
                                                                        Hartford Life, 2001-2002

The SAI has additional information about the Fund' s directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

46 RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE INTERNATIONAL SELECT VALUE FUND - 2006 ANNUAL REPORT 47

TAXABLE INCOME FUNDS
RiverSource(SM) Cash Management Fund
RiverSource(SM) Short Duration U.S. Government Fund
RiverSource(SM) U.S. Government Mortgage Fund
RiverSource(SM) Inflation Protected Securities Fund
RiverSource(SM) Floating Rate Fund
RiverSource(SM) Limited Duration Bond Fund
RiverSource(SM) Core Bond Fund
RiverSource(SM) Diversified Bond Fund
RiverSource(SM) Income Opportunities Fund
RiverSource(SM) High Yield Bond Fund
RiverSource(SM) Global Bond Fund
RiverSource(SM) Emerging Markets Bond Fund

TAX-EXEMPT FUNDS
RiverSource(SM) Tax-Exempt Money Market Fund
RiverSource(SM) Intermediate Tax-Exempt Fund
RiverSource(SM) Tax-Exempt Bond Fund
RiverSource(SM) State Tax-Exempt Funds
RiverSource(SM) Tax-Exempt High Income Fund

GLOBAL/INTERNATIONAL FUNDS
RiverSource(SM) Global Equity Fund
RiverSource(SM) International Select Value Fund
RiverSource(SM) International Equity Fund
RiverSource(SM) Disciplined International Equity Fund
RiverSource(SM) International Opportunity Fund
RiverSource(SM) International Small Cap Fund
RiverSource(SM) International Aggressive Growth Fund
RiverSource(SM) European Equity Fund
RiverSource(SM) Emerging Markets Fund

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. FOR A FREE PROSPECTUS OF ANY OF THE FUNDS LISTED ABOVE, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS, CONTACT YOUR FINANCIAL INSTITUTION OR VISIT riversource.com/funds. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Investment products, including shares of mutual funds, involve risks including possible loss of principal and fluctuation in value. Investing in certain funds involves special risks, such as those related to investments in foreign securities, small- and mid-capitalization stocks, fixed income securities (especially high-yield securities), and funds which focus their investments in a particular sector, such as real estate, technology and precious metals. See each fund's prospectus for specific risks associated with the fund.

AN INVESTMENT IN MONEY MARKET FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO MAINTAIN THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

"Standard & Poors(R)," "S&P," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

RIVERSOURCE(SM) INTERNATIONAL SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


[RIVERSOURCE(SM) INVESTMENTS LOGO]

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                S-6242 K (12/06)

Annual Report

RIVERSOURCE [LOGO] (SM) INVESTMENTS


RIVERSOURCE(SM)
INTERNATIONAL SMALL CAP FUND

ANNUAL REPORT FOR THE PERIOD ENDED OCT. 31, 2006

+ RIVERSOURCE INTERNATIONAL SMALL CAP FUND SEEKS TO PROVIDE SHAREHOLDERS WITH
  LONG-TERM GROWTH OF CAPITAL.

TABLE OF CONTENTS

Fund Snapshot                                                               3

Performance Summary                                                         5

Questions & Answers
  with Portfolio Management                                                 7

The Fund's Long-term Performance                                           12

Investments in Securities                                                  14

Financial Statements                                                       25

Notes to Financial Statements                                              28

Report of Independent Registered
  Public Accounting Firm                                                   44

Federal Income Tax Information                                             45

Fund Expenses Example                                                      47

Board Members and Officers                                                 49

Proxy Voting                                                               52


     [LOGO]
  DALBAR RATED
      2006
FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
2

FUND SNAPSHOT AT OCT. 31, 2006

FUND OVERVIEW

RiverSource International Small Cap Fund focuses on small, non-U.S. companies. The Fund's subadvisers have earned reputations for developing extensive global networks and in-depth research capabilities. Their different management styles provide diverse exposure to international small-cap companies. The Fund holds both growth and value stocks, but may at times favor one over the other based on opportunities and conditions.

COUNTRY BREAKDOWN

PERCENTAGE OF PORTFOLIO ASSETS

[PIE CHART]

Other(1)                   43.4%
Denmark                     4.3%
France                      4.5%
Sweden                      6.3%
Japan                      19.0%
United Kingdom             11.4%
Germany                    11.1%

(1)   Includes Canada 3.9%, Netherlands 3.7%, Switzerland 3.6%, Italy 3.1%,
      Australia 2.9%, Greece 2.8%, Hong Kong 2.4%, South Korea 2.2%, Finland
      2.1%, Ireland 2.1%, Norway 1.8%, Singapore 1.8%, Spain 1.3%, Taiwan
      1.1%, China 0.9%, Brazil 0.8%, South Africa 0.8%, Luxembourg 0.6%,
      Austria 0.5%, Israel 0.5%, Malaysia 0.5%, Philippine Islands 0.4%,
      Thailand 0.4%, Belguim 0.3%, Liechtenstein 0.2%, Mexico 0.2%, United
      States 0.1% and Cash & Cash Equivalents 2.4%.

TOP TEN HOLDINGS

PERCENTAGE OF PORTFOLIO ASSETS

Hugo Boss (Germany)                                  1.2%
Neopost (France)                                     1.2%
Banque Cantonale Vaudoise (Switzerland)              1.0%
D Carnegie & Co (Sweden)                             1.0%
Euler Hermes (France)                                1.0%
Fielmann (Germany)                                   1.0%
ElringKlinger (Germany)                              0.9%
DSV (Denmark)                                        0.9%
Pfleiderer (Germany)                                 0.9%
Bang & Olufsen (Denmark)                             0.8%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
3

FUND SNAPSHOT AT OCT. 31, 2006

[CHART]

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND   GROWTH
                     LARGE
                     MEDIUM SIZE
         X           SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

AIG GLOBAL INVESTMENT CORP.

                                              YEARS IN INDUSTRY
Hans K. Danielsson                                   29
Noriko Umino                                         19
Ming Hsu                                             14
Chantel Brennan                                      12

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                                              YEARS IN INDUSTRY
Charles Lovejoy, CFA                                 26
Christopher Floyd, CFA                                7

FUND FACTS

                                   TICKER SYMBOL     INCEPTION DATE
Class A                                AISCX             10/3/02
Class B                                APNBX             10/3/02
Class C                                    -             10/3/02
Class I                                    -              3/4/04
Class Y                                    -             10/3/02

Total net assets                                  $100.2 million

Number of holdings                                           344

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
4

[CHART]

                            PERFORMANCE COMPARISON
                       FOR THE YEAR ENDED OCT. 31, 2006

RiverSource International Small Cap Fund
Class A (excluding sales charge)                  +19.71%
S&P/Citigroup Global Equity Index ex-U.S.
Less Than $2B Index (unmanaged)                   +27.01%
Lipper International Small-Cap Funds Index        +29.58%

(see "The Fund's Long-term Performance for index descriptions)

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT OCT. 31, 2006

                                                                         SINCE
                                        1 YEAR          3 YEARS        INCEPTION
WITHOUT SALES CHARGE
 Class A (INCEPTION 10/3/02)            +19.71%          +17.09%          +24.34%
 Class B (INCEPTION 10/3/02)            +18.92%          +16.21%          +23.41%
 Class C (INCEPTION 10/3/02)            +18.90%          +16.21%          +23.41%
 Class I (INCEPTION 3/4/04)             +20.41%             N/A           +14.60%
 Class Y (INCEPTION 10/3/02)            +20.03%          +17.29%          +24.58%

WITH SALES CHARGE
 Class A (INCEPTION 10/3/02)            +12.83%          +14.80%          +22.55%
 Class B (INCEPTION 10/3/02)            +13.92%          +15.21%          +23.15%
 Class C (INCEPTION 10/3/02)            +17.90%          +16.21%          +23.41%

AT SEPT. 30, 2006

                                                                         SINCE
                                        1 YEAR          3 YEARS        INCEPTION
WITHOUT SALES CHARGE
 Class A (INCEPTION 10/3/02)            +10.44%          +17.57%          +23.46%
 Class B (INCEPTION 10/3/02)             +9.61%          +16.70%          +22.50%
 Class C (INCEPTION 10/3/02)             +9.61%          +16.71%          +22.51%
 Class I (INCEPTION 3/4/04)             +11.06%             N/A           +13.01%
 Class Y (INCEPTION 10/3/02)            +10.67%          +17.80%          +23.68%

WITH SALES CHARGE
 Class A (INCEPTION 10/3/02)             +4.09%          +15.28%          +21.64%
 Class B (INCEPTION 10/3/02)             +4.73%          +15.71%          +22.09%
 Class C (INCEPTION 10/3/02)             +8.63%          +16.71%          +22.51%

CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.75%. CLASS B SHARE PERFORMANCE REFLECTS A CONTINGENT DEFERRED SALES CHARGE (CDSC) APPLIED AS FOLLOWS: FIRST YEAR 5%; SECOND AND THIRD YEARS 4%; FOURTH YEAR 3%; FIFTH YEAR 2%; SIXTH YEAR 1%; NO SALES CHARGE THEREAFTER. CLASS C SHARES MAY BE SUBJECT TO A 1% CDSC IF SHARES ARE SOLD WITHIN ONE YEAR AFTER PURCHASE. SALES CHARGES DO NOT APPLY TO CLASS I AND CLASS Y SHARES. THESE SHARE CLASSES ARE AVAILABLE TO INSTITUTIONAL INVESTORS ONLY.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
6

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

PERFORMANCE SUMMARY

RIVERSOURCE INTERNATIONAL SMALL CAP FUND ADVANCED 19.71% (CLASS A SHARES, EXCLUDING SALES CHARGE) FOR THE 12 MONTHS ENDED OCT. 31, 2006. THE FUND UNDERPERFORMED ITS BENCHMARK, THE S&P/CITIGROUP GLOBAL EQUITY INDEX EX-U.S. LESS THAN $2 BILLION INDEX (S&P/CITIGROUP INDEX), WHICH ROSE 27.01% FOR THE ANNUAL PERIOD. THE FUND ALSO UNDERPERFORMED ITS PEER GROUP, AS REPRESENTED BY THE LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX, WHICH ROSE 29.58% DURING THE SAME TIME FRAME.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND IS MANAGED BY TWO INDEPENDENT MONEY MANAGEMENT FIRMS THAT EACH INVEST A PORTION OF FUND ASSETS IN A BLEND OF GROWTH AND VALUE STOCKS OF SMALL-CAPITALIZATION INTERNATIONAL COMPANIES. ON APRIL 24, 2006, AIG GLOBAL INVESTMENT CORP. (AIGGIC) AND BATTERYMARCH FINANCIAL MANAGEMENT, INC. (BATTERYMARCH) BEGAN MANAGING THE FUND. AS OF OCT. 31, 2006, EACH SUBADVISER MANAGED APPROXIMATELY 50% OF THE FUND'S ASSETS. BELOW, EACH SUBADVISOR DISCUSSES RESULTS AND POSITIONING FOR THEIR PORTION OF THE FUND FOR THE FISCAL YEAR.

Q: What factors affected performance the most for your portion of the Fund for the annual period?

   AIGGIC: Our portion of the Fund's underperformance came primarily from the information technology and industrial sectors in Europe and was concentrated in a small number of underperforming stocks that experienced negative news or missed profit guidance. Norwegian broadcasting systems provider Tandberg TV was our leading underperformer after it issued a profit warning and revealed that it had lost a lucrative and stable government services contract. The stock has subsequently been sold. The Fund was also hit by a negative share price reaction to disappointing results at Wolfson Microelectronics, the UK integrated circuit company, as well as a negative reaction to unproven allegations of accounting irregularities at Theilert, the German manufacturer of fuel-efficient diesel engines for small airplanes.

   On the positive side in Europe, we have continued to find over-performing stocks, as evident in the improved performance. Merger and acquisition activity and better-than-expected economic growth have been beneficial themes in the portfolio. The Greek bank Marfin Financial Group continued to rally ahead of its merger with Egnatia Bank and Cyprus Poplar Bank. Protect Data,

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
7

QUESTIONS & ANSWERS

   the Swedish developer of computer security systems, saw its stock price rise after reporting excellent third quarter numbers. Apparel and shoes retailer Tod's delivered a solid contribution to performance on positive consumer sentiment. The Northern Irish electric utility Viridian rose sharply in October after receiving a bid from Arcapita, the Dubai-based buyout firm.

   In Japan, Topcon, the precision equipment manufacturer, fell on worries about the sustainability of industrial and export expansion. Tsumura & Co.'s announcement of a delay in the U.S. development of their Phase II drug TU-025 had a major negative impact on the share price. In Asia, materials and other commodity-linked stocks led the charge. Korea Zinc gained on strong zinc prices, and Olam Intl of Singapore benefited from strong pricing and margins for grains, various vegetable oils and other derivatives. Hong Kong-based Singamas Container Holdings was a detractor to performance on weaker transport pricing and a consequent drop in sales for the first half of 2006. In Australia, Kagara Zinc increased on surprisingly strong commodity price trends.

   BATTERYMARCH: Since we began managing the Fund in April, the environment for small-cap international markets improved, as negative monthly returns in May, June and July gave way to positive returns in August, September and October. The UK outperformed during the period, followed by continental Europe. The Japanese market lagged, declining sharply during the period. In addition, emerging markets rose as did the Australia, New Zealand and Canada region.

   Since we began managing the Fund in April 2006, our portion of the Fund has outperformed the benchmark. The portfolio benefited from both positive stock selection and country and sector allocation during the period. The most significant contributors to performance were the industrials and information technology sectors within Japan. The portfolio's positions in continental Europe and the UK helped performance as did the Fund's small exposure to the poorly performing Japanese market. Specifically, the most significant contributors were positions in the materials sector in continental Europe and the consumer discretionary sector in the UK, as these sectors outperformed the S&P/Citigroup Index.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
8

QUESTIONS & ANSWERS

   Detracting from performance was the Fund's smaller-than-S&P/Citigroup Index exposure to emerging markets. The emerging markets region rose during the period and the Fund's smaller exposure lagged.

Q: What changes did you make to your portion of the Fund?

   AIGGIC: The following underperformers during the period were subsequently sold: Dutch construction group BAM, Norwegian oil field services group Aker Yards and German lease financing company Grenkeleasing.

   One of the major contributors to fund performance and a position we added to the portfolio during the period was the software provider, Works Applications. We added the stock after the company made a downward revision to its earnings forecast, taking advantage of the sharp price decline. The share price subsequently recovered steadily and the management team regained credibility with investors.

   OUR INVESTMENT PROCESS FOCUSES FIRST ON STOCK SELECTION AND SECOND ON THE RELATIVE WEIGHTING OF REGIONS AND SECTORS. -- BATTERYMARCH

   BATTERYMARCH: During the period, we have gradually increased our portion of the Fund's exposure to emerging markets stocks, balancing our initial caution on the outlook for these markets with our focus on selecting stocks rather than taking bets on regional performance. This has been funded by lowering the portfolio's weighting in European markets. At the sector level, we have reduced the exposure to consumer discretionary and materials stocks, while adding to financials and information technology.

   Our investment process focuses first on stock selection and second on the relative weighting of regions and sectors. We maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks. As a result, the portfolio was broadly diversified across regions and sectors.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
9

QUESTIONS & ANSWERS

Q: How do you intend to manage your portion of the Fund in the coming months?

   AIGGIC: We have more than 55 investment professionals located throughout Europe and Asia. Our broad-based team is largely composed of sector specialists located within each region from which the portfolio management team draws industry- and company-specific research. We have several investment professionals dedicated to international small-cap investing, and the team is divided into three regions, each geographically located in their specific region -- European, Asia and Japan. The role of each regional team is to find the best international small-cap ideas to combine them into an overall diversified international small-cap portfolio.

   WE REMAIN POSITIVE ON EQUITIES WITH A HIGH DEGREE OF FLEXIBILITY TO TAKE ADVANTAGE OF OPPORTUNITIES AND GUARD AGAINST VOLATILITY AS THEY MIGHT
   OCCUR.                                                          - AIGGIC

   While our main scenario for the progress of the global economy and equity markets is favorable, and we feel that there are many opportunities to find gems in the international small-cap space, there are a number of risks to the scenario. A consumer led slowdown in the U.S. with moderating inflationary pressures and energy prices is allowing the Federal Reserve Board to ease monetary policy, providing a boost to equity markets on a global basis. At the same time, strengthening domestic demand in other regions is picking up the slack for weakness in the U.S., and this strengthening could prove particularly beneficial for small-caps in these regions. The magnitude of the U.S. slowdown, the continued containment of inflationary pressures and the ability of Asia and Europe to continue to grow in the face of a U.S. slowdown remain the primary risks. We remain positive on equities with a high degree of flexibility to take advantage of opportunities and guard against volatility as they might occur.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
10

QUESTIONS & ANSWERS

   BATTERYMARCH: Looking forward, the portfolio is overweight in continental Europe and the UK stocks and underweight in emerging markets stocks relative to the S&P/Citigroup Index. We plan to moderate this underweight exposure to emerging markets, while reducing our overweight exposure to continental Europe. From a sector perspective, our portion of the Fund has greater exposure to financials, energy and materials relative to the S&P/Citigroup Index and less exposure to the consumer discretionary and consumer staples sectors. As always, we expect our primary value added to come from stock selection, rather than regional or sector weighting decisions. Overall we remain constructive on the outlook for international small cap stocks given reasonable valuations, strong anticipated earnings growth rates, and continued mergers and acquisition activity.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource International Small Cap Fund Class A shares (from 10/1/02 to 10/31/06)* as compared to the performance of two widely cited performance indices, the S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

THE PERFORMANCE INFORMATION SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE TABLE BELOW AND THE CHART ON THE FACING PAGE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CONTACTING YOUR FINANCIAL INSTITUTION OR VISITING riversource.com/funds. ALSO SEE "PAST PERFORMANCE" IN THE FUND'S CURRENT PROSPECTUS.

* Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index and Lipper peer group data is from Oct. 1, 2002.

COMPARATIVE RESULTS
RESULTS AT OCT. 31, 2006

                                                                                          SINCE
                                                                   1 YEAR    3 YEARS    INCEPTION(3)
RIVERSOURCE INTERNATIONAL SMALL CAP FUND
(INCLUDES SALES CHARGE)
Class A  Cumulative value of $10,000                               $11,283   $15,130      $22,913
         Average annual total return                                +12.83%   +14.80%      +22.55%

S&P/CITIGROUP EQUITY INDEX EX-U.S. LESS THAN $2 BILLION INDEX(1)
         Cumulative value of $10,000                               $12,701   $19.776      $30,627
         Average annual total return                                +27.01%   +25.52%      +31.50%

LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(2)
         Cumulative value of $10,000                               $12,958   $20,195      $30,122
         Average annual total return                                +29.58%   +26.40%      +31.00%

RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 6.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
12

[CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE INTERNATIONAL SMALL CAP FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

         RiverSource International Small           S&P/Citigroup
                Cap Fund Class A                Equity Index ex-U.S.       Lipper International
             (includes sales charge)       Less Than $2 Billion Index(1)    Small-Cap Index(2)
10/1/02                $9,425                        $10,000                     $10,000
10/02                  $9,751                        $10,082                     $10,057
10/03                 $14,273                        $15,489                     $14,915
10/04                 $16,262                        $19,013                     $18,370
10/05                 $19,141                        $24,114                     $23,246
10/06                 $22,913                        $30,627                     $30,122

(1)   The S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 billion
      Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity
      Index, which includes developed and emerging market countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.
(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.
(3) Fund data is from Oct. 3, 2002. S&P/Citigroup Global Equity Index ex-U.S. Less Than $2 Billion Index and Lipper peer group data is from Oct. 1, 2002.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
13

INVESTMENTS IN SECURITIES

OCT. 31, 2006

(Percentages represent value of investments compared to net assets)

ISSUER                                                                      SHARES              VALUE(a)
COMMON STOCKS (96.0%)(c)
AUSTRALIA (2.9%)
COMMERCIAL SERVICES & SUPPLIES (0.4%)
Candle Australia                                                               36,983             $ 92,780
Downer EDI                                                                     27,200              135,633
Transpacific Inds Group                                                        37,150              233,286
                                                                                                  --------
Total                                                                                              461,699
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.2%)
United Group                                                                   14,850              167,991
----------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
Ramsay Health Care                                                             23,800              198,289
----------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.3%)
IBA Health                                                                    401,000              319,809
----------------------------------------------------------------------------------------------------------
MACHINERY (0.2%)
Bradken                                                                        43,934              207,851
----------------------------------------------------------------------------------------------------------
MEDIA (0.3%)
West Australian Newspapers Holdings                                            32,888              264,074
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.3%)
Kagara Zinc                                                                    60,977(b)           349,859
----------------------------------------------------------------------------------------------------------
MULTILINE RETAIL (0.3%)
David Jones                                                                    89,600              251,146
----------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.2%)
Australian Worldwide Exploration                                               82,700(b)           193,385
----------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
ING Industrial Fund                                                           113,100              207,549
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
FKP Property Group                                                             64,500              302,651
----------------------------------------------------------------------------------------------------------

AUSTRIA (0.5%)
MACHINERY
Andritz                                                                         2,551              462,822
----------------------------------------------------------------------------------------------------------

BELGIUM (0.3%)
COMMUNICATIONS EQUIPMENT (0.1%)
Option                                                                          7,300(b)          $104,452
----------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Mobistar                                                                        2,100              174,095
----------------------------------------------------------------------------------------------------------

BRAZIL (0.8%)
MULTILINE RETAIL (0.2%)
Lojas Renner                                                                   20,000              250,280
----------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.3%)
Natura Cosmeticos                                                              20,000              275,598
----------------------------------------------------------------------------------------------------------
ROAD & RAIL (0.3%)
Localiza Rent A Car                                                            11,000              273,870
----------------------------------------------------------------------------------------------------------

CANADA (3.9%)
AEROSPACE & DEFENSE (0.6%)
CAE                                                                            64,090              569,917
----------------------------------------------------------------------------------------------------------
AIRLINES (0.2%)
Transat AT Cl B                                                                 8,900              216,493
----------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (0.3%)
Linamar                                                                        23,210              271,125
----------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (0.2%)
Canaccord Capital                                                               9,800              160,670
----------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.7%)
Ensign Energy Services                                                          8,400              136,370
Mullen Group Income Fund Unit                                                   5,900              118,810
Savanna Energy Services                                                        13,512(b)           240,550
Trican Well Service                                                             7,200              126,383
Trinidad Energy Services Income Trust Unit                                      9,200              113,371
                                                                                                  --------
Total                                                                                              735,484
----------------------------------------------------------------------------------------------------------
INSURANCE (0.2%)
Kingsway Financial Services                                                     7,100              163,408
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
14

ISSUER                                                                      SHARES              VALUE(a)
COMMON STOCKS (CONTINUED)
CANADA (CONT.)
MEDIA (0.1%)
Corus Entertainment Series B                                                    3,000           $  112,938
----------------------------------------------------------------------------------------------------------
METALS & MINING (1.0%)
Constellation Copper                                                           60,701(b)           102,764
EuroZinc Mining                                                                82,900(b)           270,350
First Quantum Minerals                                                          3,300              188,626
HudBay Minerals                                                                16,000(b)           277,289
Major Drilling Group Intl                                                       7,500(b)           149,358
Northgate Minerals                                                             34,500(b)           110,973
                                                                                                ----------
Total                                                                                            1,099,360
----------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.6%)
Baytex Energy Trust Units                                                       7,100              154,362
Oilexco                                                                        20,300(b)           121,731
Petrobank Energy & Resources                                                   18,900(b)           294,707
                                                                                                ----------
Total                                                                                              570,800
----------------------------------------------------------------------------------------------------------

CHINA (0.9%)
CHEMICALS (-%)
Ouhua Energy Holdings                                                          44,000(b)            10,743
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.1%)
BYD Series H                                                                   55,500(b)           149,514
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.4%)
Celestial Nutrifoods                                                          235,000(b)           258,192
China Milk Products Group                                                      87,000(b)            65,401
                                                                                                ----------
Total                                                                                              323,593
----------------------------------------------------------------------------------------------------------
MACHINERY (0.1%)
Shanghai Zhenhua Port Machinery Series B                                      157,000              148,522
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.2%)
Angang New Steel Series H                                                     184,000              188,100
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (-%)
Beijing Capital Land Series H                                                  10,000                4,321
----------------------------------------------------------------------------------------------------------
SOFTWARE (0.1%)
The9 ADR                                                                        3,100(b)            73,191
----------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (-%)
Sino Techfibre                                                                  4,000(b)        $    2,557
----------------------------------------------------------------------------------------------------------

DENMARK (4.3%)
BEVERAGES (0.8%)
Royal Unibrew                                                                   6,741              779,260
----------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (0.5%)
Genmab                                                                         10,740(b)           480,063
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.7%)
FLSmidth & Co                                                                  13,740              724,756
----------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.8%)
Bang & Olufsen Series B                                                         7,249              841,709
----------------------------------------------------------------------------------------------------------
INSURANCE (0.3%)
Alm. Brand                                                                      5,220(b)           294,117
----------------------------------------------------------------------------------------------------------
MACHINERY (0.2%)
NKT Holding                                                                     2,850              224,033
----------------------------------------------------------------------------------------------------------
ROAD & RAIL (1.0%)
DSV                                                                             4,960              916,552
----------------------------------------------------------------------------------------------------------

FINLAND (2.1%)
CONSTRUCTION & ENGINEERING (0.5%)
YIT                                                                            21,720              540,052
----------------------------------------------------------------------------------------------------------
MACHINERY (0.6%)
Cargotec Series B                                                              13,110              596,553
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.4%)
Outokumpu                                                                      13,200              407,396
----------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.6%)
Ramirent                                                                       12,780              584,147
----------------------------------------------------------------------------------------------------------

FRANCE (4.5%)
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Bacou-Dalloz                                                                      700               85,506
----------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.5%)
Kaufman & Broad                                                                 9,100              523,848
----------------------------------------------------------------------------------------------------------
INSURANCE (0.9%)
Euler Hermes                                                                    7,390              960,239
----------------------------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
15

ISSUER                                                                      SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)
FRANCE (CONT.)
IT SERVICES (0.8%)
Alten                                                                          11,200(b)        $  389,843
Groupe Steria                                                                   6,750              388,999
                                                                                                ----------
Total                                                                                              778,842
----------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (1.1%)
Neopost                                                                         9,450             1,155,53
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.7%)
Icade                                                                          11,630(b)           690,420
----------------------------------------------------------------------------------------------------------
SOFTWARE (0.4%)
Gameloft                                                                       65,600(b)           362,559
----------------------------------------------------------------------------------------------------------
GERMANY (9.4%)
AEROSPACE & DEFENSE (0.3%)
Thielert                                                                       11,850(b)           283,147
----------------------------------------------------------------------------------------------------------
AIRLINES (0.2%)
Deutsche Lufthansa                                                             10,850              250,250
----------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (1.3%)
ElringKlinger                                                                  17,469              928,466
LEONI                                                                           7,600              289,370
                                                                                                ----------
Total                                                                                            1,217,836
----------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.9%)
Pfleiderer                                                                     33,690              915,082
----------------------------------------------------------------------------------------------------------
CHEMICALS (0.5%)
Lanxess                                                                        11,600(b)           530,212
----------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.7%)
Wincor Nixdorf                                                                  5,250              730,084
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.5%)
BAUER                                                                          16,410(b)           514,218
----------------------------------------------------------------------------------------------------------
DISTRIBUTORS (0.3%)
Sixt                                                                            5,160              250,869
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Grenkeleasing                                                                   2,439              100,554
----------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
Celesio                                                                         8,600              443,473
Fresenius Medical Care & Co                                                     1,750              233,511
                                                                                                ----------
Total                                                                                              676,984
----------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.7%)
Rational                                                                        2,785           $  591,870
SURTECO                                                                         3,998              147,478
                                                                                                ----------
Total                                                                                              739,348
----------------------------------------------------------------------------------------------------------
INSURANCE (0.4%)
AMB Generali Holding                                                            3,150              430,211
----------------------------------------------------------------------------------------------------------
MACHINERY (0.7%)
Heidelberger Druckmaschinen                                                     3,800              172,963
WashTec                                                                        25,710(b)           498,807
                                                                                                ----------
Total                                                                                              671,770
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.4%)
ThyssenKrupp                                                                   11,800              437,989
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (0.2%)
STADA Arzneimittel                                                              4,400              207,349
----------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (1.0%)
Fielmann                                                                       18,681              953,777
----------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.5%)
Kloeckner & Co                                                                 17,700(b)           537,923
----------------------------------------------------------------------------------------------------------

GREECE (2.8%)
CAPITAL MARKETS (0.6%)
Marfin Financial Group                                                         11,880              599,267
----------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.8%)
Piraeus Bank                                                                   28,031              799,298
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Hellenic Exchanges Holding                                                     32,100              564,601
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.3%)
Nirefs Aquaculture                                                             64,460              314,297
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.5%)
Aluminium of Greece                                                            10,277              230,345
Mytilineos Holdings                                                            10,540              308,886
                                                                                                ----------
Total                                                                                              539,231
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
16

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

HONG KONG (2.4%)
COMMUNICATIONS EQUIPMENT (0.2%)
Vtech Holdings                                                                 31,000           $  155,863
----------------------------------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Huabao Intl Holdings                                                          190,000(b)            84,779
Integrated Distribution Services Group                                        195,000              393,676
                                                                                                  --------
Total                                                                                              478,455
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.4%)
China Mengniu Dairy                                                            91,000              165,461
Xiwang Sugar Holdings                                                         366,000              192,490
                                                                                                ----------
Total                                                                                              357,951
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (--%)
Far East Pharmaceutical Technology                                          1,181,200(b,d,e)            --
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
China Overseas Land & Investment                                              204,625              186,556
China Resources Land                                                          210,000              167,693
Far East Consortium Intl                                                      475,000              196,677
Great Eagle Holdings                                                           49,937              134,206
Hang Lung Group                                                               175,000              446,912
Hopson
Development Holdings                                                           65,200              142,025
                                                                                                ----------
Total                                                                                            1,274,069
----------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Texwinca Holdings                                                             158,000              103,617
----------------------------------------------------------------------------------------------------------

IRELAND (2.0%)
BUILDING PRODUCTS (0.6%)
Kingspan Group                                                                 26,580              564,541
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.6%)
IAWS Group                                                                     28,580              625,990
----------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
United Drug                                                                    37,100              174,264
----------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.6%)
Grafton Group Unit                                                             46,770(b)           685,921
----------------------------------------------------------------------------------------------------------

ISRAEL (0.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS
Orbotech                                                                       20,510(b)           495,317
----------------------------------------------------------------------------------------------------------

ITALY (3.1%)
AUTO COMPONENTS (0.6%)
Brembo                                                                         31,100           $  362,028
Sogefi                                                                         31,100              212,771
                                                                                                ----------
Total                                                                                              574,799
----------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.3%)
Banco Popolare di
Verona e Novara                                                                11,800              317,648
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (0.6%)
Digital Multimedia
Technologies                                                                    8,910(b)           596,158
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.2%)
Trevi Finanziaria                                                              19,200              183,067
----------------------------------------------------------------------------------------------------------
MULTI-UTILITIES (0.6%)
ASM                                                                           119,903              568,177
----------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Tod's                                                                           9,540              827,905
----------------------------------------------------------------------------------------------------------

JAPAN (19.1%)
AIR FREIGHT & LOGISTICS (0.1%)
SBS Holdings                                                                       25               72,681
----------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (1.8%)
Ahresty                                                                         3,800              105,926
Eagle Industry                                                                 34,000              292,758
Exedy                                                                          16,000              469,259
Nissin Kogyo                                                                   16,700              399,829
SHOWA                                                                          10,900              167,764
TBK                                                                            38,000              181,633
Teikoku Piston Ring                                                            16,700              180,494
                                                                                                ----------
Total                                                                                            1,797,663
----------------------------------------------------------------------------------------------------------
BEVERAGES (0.3%)
Asahi Soft Drinks                                                              13,500              196,930
Oenon Holdings                                                                 33,000              117,948
                                                                                                ----------
Total                                                                                              314,878
----------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.5%)
Nichias                                                                        17,000              120,504
Nitto Boseki                                                                  111,000              345,481
                                                                                                ----------
Total                                                                                              465,985
----------------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
17

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
CAPITAL MARKETS (0.5%)
Asset Managers                                                                    123           $  336,554
Okasan Holdings                                                                18,000              139,906
                                                                                                ----------
Total                                                                                              476,460
----------------------------------------------------------------------------------------------------------
CHEMICALS (1.1%)
Chugoku Marine Paints                                                          24,000              150,423
Fujimi                                                                          3,200               94,126
Lintec                                                                          8,400              191,774
Nifco                                                                          14,400              295,511
Shin-Etsu Polymer                                                              27,000              382,086
Taiyo Ink Mfg                                                                     200               10,569
                                                                                                ----------
Total                                                                                            1,124,489
----------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.2%)
Kagoshima Bank                                                                 13,000               94,040
Yamaguchi Financial Group                                                       5,000(b)            62,591
                                                                                                ----------
Total                                                                                              156,631
----------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
en-japan                                                                           18               87,422
Fullcast                                                                           35              103,249
Moshi Moshi Hotline                                                             4,200              145,088
Nissha Printing                                                                 2,000               93,544
Park24                                                                         10,400              151,354
Secom Techno Service                                                            3,000              128,260
                                                                                                ----------
Total                                                                                              708,917
----------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.2%)
Melco Holdings                                                                  6,600              194,699
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.1%)
Kyowa Exeo                                                                     13,000              121,274
----------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.3%)
Sumitomo Osaka Cement                                                         100,500              295,614
----------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (--%)
Rengo                                                                             500                3,194
----------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telepark                                                                           51              125,592
----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.2%)
Okinawa Electric Power                                                          3,100              179,453
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.5%)
Hitachi Cable                                                                  60,000           $  306,798
Toyo Tanso                                                                      2,400              176,280
                                                                                                ----------
Total                                                                                              483,078
----------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
IRISO Electronics                                                               2,000               71,826
Japan Aviation
Electronics Industry                                                           13,000              198,529
Kaga Electronics                                                                7,000              120,607
Osaki Electric                                                                 29,000              216,229
Star Micronics                                                                  7,000              130,184
Taiyo Yuden                                                                    12,000              184,900
Yaskawa Electric                                                               33,000              352,149
                                                                                                ----------
Total                                                                                            1,274,424
----------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.5%)
Modec                                                                           5,800              136,631
Shinko Plantech                                                                47,000              353,254
                                                                                                ----------
Total                                                                                              489,885
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.4%)
Kakiyasu Honten                                                                 7,000              113,844
Morinaga & Co                                                                     600                1,437
Nichirei                                                                       44,000              235,142
Unicharm PetCare                                                                1,400               52,313
                                                                                                ----------
Total                                                                                              402,736
----------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
MANI                                                                              600               44,532
Miraca Holdings                                                                 4,500               98,504
NIPRO                                                                          11,000              197,050
Sysmex                                                                          4,200              169,149
                                                                                                ----------
Total                                                                                              509,235
----------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.6%)
BML                                                                            14,500              299,423
Toho Pharmaceutical                                                            18,400              307,742
                                                                                                ----------
Total                                                                                              607,165
----------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
H.I.S                                                                           8,100              193,929
Kyoritsu Maintenance                                                            5,880              138,767
Renaissance                                                                     8,000              138,179
Resorttrust                                                                     7,000              210,688
St. Marc Holdings                                                               1,900              127,046
                                                                                                ----------
Total                                                                                              808,609
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
18

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
HOUSEHOLD DURABLES (0.3%)
Kenwood                                                                       160,000           $  309,192
----------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.1%)
Pigeon                                                                          3,700               67,704
----------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL (0.1%)
DeNA                                                                               40(b)           116,289
----------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.1%)
Kakaku.com                                                                         38              113,074
----------------------------------------------------------------------------------------------------------
IT SERVICES (0.6%)
Digital Garage                                                                     14(b)            58,897
Hitachi Systems & Services                                                      6,000              119,282
Obic                                                                              870              184,638
Otsuka                                                                          1,800              197,623
                                                                                                ----------
Total                                                                                              560,440
----------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Daikoku Denki                                                                   4,900              105,165
Tamron                                                                          6,900              125,668
                                                                                                ----------
Total                                                                                              230,833
----------------------------------------------------------------------------------------------------------
MACHINERY (1.4%)
Amano                                                                           6,400               86,136
Fuji Machine Mfg                                                                5,300              104,912
Harmonic Drive Systems                                                             11               60,103
Japan Steel Works                                                              18,000              120,513
Nabtesco                                                                       45,000              540,615
Okuma                                                                          12,000              115,024
Sasebo Heavy Inds                                                              23,000(b)            69,816
Takeuchi Mfg                                                                    7,300              310,226
                                                                                                ----------
Total                                                                                            1,407,345
----------------------------------------------------------------------------------------------------------
MEDIA (0.5%)
Daiichikosho                                                                   16,000              201,522
KADOKAWA GROUP HOLDINGS                                                         9,500              337,922
                                                                                                ----------
Total                                                                                              539,444
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.5%)
Daido Steel                                                                    23,000              150,056
Dowa Holdings                                                                  39,000              328,140
                                                                                                ----------
Total                                                                                              478,196
----------------------------------------------------------------------------------------------------------
MULTILINE RETAIL (0.4%)
Can Do                                                                            183           $  161,171
Don Quijote                                                                    11,200              238,461
                                                                                                ----------
Total                                                                                              399,632
----------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.1%)
Milbon                                                                          2,960               98,203
----------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (0.3%)
Hisamitsu Pharmaceutical                                                        4,500              129,671
Nippon Chemiphar                                                               12,000(b)            78,495
Tsumura & Co                                                                    5,000              111,800
                                                                                                ----------
Total                                                                                              319,966
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
Kenedix                                                                            37              207,858
Leopalace21                                                                     6,700              252,074
Tosei                                                                             359              429,756
                                                                                                ----------
Total                                                                                              889,688
----------------------------------------------------------------------------------------------------------
ROAD & RAIL (0.1%)
Sankyu                                                                         18,000              115,126
----------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.6%)
Disco                                                                           2,400              142,625
Elpida Memory                                                                   2,001(b)            93,420
Japan Electronic Materials                                                      8,400              203,985
Lasertec                                                                       12,400              318,084
Micronics Japan                                                                 8,000              227,106
Mimasu Semiconductor Industry                                                  21,300              438,020
Miraial                                                                           700               72,245
ULVAC                                                                           4,500              131,979
                                                                                                ----------
Total                                                                                            1,627,464
----------------------------------------------------------------------------------------------------------
SOFTWARE (0.1%)
Works Applications                                                                110(b)            77,033
----------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.6%)
Culture Convenience Club                                                       18,700              160,217
La Parler                                                                          18               54,947
Otsuka Kagu                                                                     5,500              144,378
USS                                                                             3,560              225,867
                                                                                                ----------
Total                                                                                              585,409
----------------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
19

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

JAPAN (CONT.)
TRADING COMPANIES & DISTRIBUTORS (0.4%)
IBJ Leasing                                                                     7,300           $  182,578
UFJ Central Leasing                                                             3,400              169,782
                                                                                                ----------
Total                                                                                              352,360
----------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Okinawa Cellular Telephone                                                         57              136,956
----------------------------------------------------------------------------------------------------------

LIECHTENSTEIN (0.2%)
CAPITAL MARKETS
Verwaltungs- und Privat Bank                                                      810              204,291
----------------------------------------------------------------------------------------------------------

LUXEMBOURG (0.6%)
COMMERCIAL SERVICES & SUPPLIES
Transcom WorldWide
Series B                                                                       57,779              600,164
----------------------------------------------------------------------------------------------------------

MALAYSIA (0.5%)
HOUSEHOLD DURABLES (--%)
Wellcall Holdings                                                              63,200               39,814
----------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
DiGi.Com                                                                      134,400              438,060
----------------------------------------------------------------------------------------------------------

MEXICO (0.2%)
FOOD & STAPLES RETAILING
Controladora Comercial Mexicana                                               118,000              239,896
----------------------------------------------------------------------------------------------------------

NETHERLANDS (3.7%)
COMMERCIAL SERVICES & SUPPLIES (0.3%)
USG People                                                                      6,600              270,081
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (1.2%)
Arcadis                                                                        12,480              610,099
Imtech                                                                         11,441              637,434
                                                                                                ----------
Total                                                                                            1,247,533
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (0.6%)
Draka Holding                                                                  27,523(b)           597,216
----------------------------------------------------------------------------------------------------------
MACHINERY (0.5%)
Aalberts Inds                                                                   6,563              515,187
----------------------------------------------------------------------------------------------------------
MEDIA (0.3%)
Wolters Kluwer                                                                 12,000              329,924
----------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.5%)
Beter Bed Holding                                                              11,250           $  251,292
Macintosh Retail Group                                                          7,200              236,001
                                                                                                ----------
Total                                                                                              487,293
----------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
Hagemeyer                                                                      17,500(b)            89,795
----------------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE (0.2%)
Smit Intl                                                                       4,400              211,392
----------------------------------------------------------------------------------------------------------

NORWAY (1.8%)
CAPITAL MARKETS (0.3%)
Acta Holding                                                                   72,000              332,726
----------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (1.3%)
Petroleum Geo-Services                                                          2,548(b)           148,355
Prosafe                                                                         9,179              587,109
Sevan Marine                                                                   61,710(b)           329,556
TGS NOPEC Geophysical                                                          13,800(b)           246,010
                                                                                                ----------
Total                                                                                            1,311,030
----------------------------------------------------------------------------------------------------------
MACHINERY (0.2%)
Aker Yards                                                                      2,620              189,631
----------------------------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.4%)
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Megaworld                                                                   5,325,000              250,412
----------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Philippine Long Distance Telephone                                              4,000              189,711
----------------------------------------------------------------------------------------------------------

SINGAPORE (1.8%)
FOOD & STAPLES RETAILING (0.3%)
Olam Intl                                                                     275,000              337,477
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.1%)
Singapore Food Inds                                                           172,000              102,775
Want Want Holdings                                                                930                1,665
                                                                                                ----------
Total                                                                                              104,440
----------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (0.3%)
Parkway Holdings                                                              152,000              270,522
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
20

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

SINGAPORE (CONT.)
MACHINERY (0.6%)
Inter-Roller Engineering                                                      620,000             $304,742
SembCorp Marine                                                               132,000              290,054
                                                                                                  --------
Total                                                                                              594,796
----------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Suntec REIT                                                                   304,000              302,750
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Ascott Group                                                                  162,000              116,576
Ho Bee Investment                                                             135,000              102,352
                                                                                                  --------
Total                                                                                              218,928
----------------------------------------------------------------------------------------------------------

SOUTH AFRICA (0.8%)
CAPITAL MARKETS (0.3%)
Investec                                                                       26,800              269,365
----------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.3%)
Murray & Roberts
Holdings                                                                       53,174              274,808
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.2%)
Kumba Resources                                                                12,900              248,276
----------------------------------------------------------------------------------------------------------
SOUTH KOREA (2.2%)
AIRLINES (0.2%)
Korean Air Lines                                                                4,740              168,603
----------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (0.3%)
Daishin Securities                                                              7,530              170,300
Samsung Securities                                                              2,526              136,519
                                                                                                  --------
Total                                                                                              306,819
----------------------------------------------------------------------------------------------------------
CHEMICALS (0.3%)
SSCP                                                                           14,100(b)           329,369
----------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (0.2%)
Daegu Bank                                                                      9,620              159,346
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.2%)
GS Engineering &
Construction                                                                    2,700              210,140
----------------------------------------------------------------------------------------------------------
INSURANCE (0.2%)
Hyundai Marine &
Fire Insurance                                                                 12,000              155,447
----------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (0.1%)
NHN                                                                             1,500              148,917
----------------------------------------------------------------------------------------------------------
MACHINERY (0.2%)
Hyundai Mipo Dockyard                                                           1,400             $185,814
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.4%)
Korea Zinc                                                                      3,933              434,309
----------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Core Logic                                                                      4,389              140,273
----------------------------------------------------------------------------------------------------------

SPAIN (1.3%)
COMMERCIAL BANKS (0.6%)
Banco Pastor                                                                   37,820              630,452
----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.1%)
Red Electrica de Espana                                                         3,600              139,735
----------------------------------------------------------------------------------------------------------
MACHINERY (0.6%)
Mecalux                                                                        14,720              567,416
----------------------------------------------------------------------------------------------------------

SWEDEN (6.3%)
BIOTECHNOLOGY (0.5%)
Q-Med                                                                          37,220              458,781
----------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (0.9%)
D Carnegie & Co                                                                50,315              961,647
----------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Elekta Series B                                                                36,482              757,894
----------------------------------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY (0.3%)
RaySearch Laboratories                                                         14,980(b)           296,679
----------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.6%)
JM                                                                             33,000              650,137
----------------------------------------------------------------------------------------------------------
MACHINERY (0.7%)
Munters                                                                        17,169              665,797
----------------------------------------------------------------------------------------------------------
MEDIA (0.7%)
Modern Times
Group Series B                                                                 12,860              740,923
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.5%)
Boliden                                                                        24,000              530,165
----------------------------------------------------------------------------------------------------------
SOFTWARE (0.4%)
Protect Data                                                                   16,560              374,988
----------------------------------------------------------------------------------------------------------

                          See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
21

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

SWEDEN (CONT.)
SPECIALTY RETAIL (0.9%)
Nobia                                                                          10,600           $  375,824
RNB Retail and Brands                                                          63,690              513,814
                                                                                                ----------
Total                                                                                              889,638
----------------------------------------------------------------------------------------------------------

SWITZERLAND (3.6%)
CAPITAL MARKETS (0.7%)
Bank Sarasin & Co Series B                                                        110              317,444
Compagnie Financiere Tradition                                                  3,100              403,697
                                                                                                ----------
Total                                                                                              721,141
----------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (1.0%)
Banque Cantonale Vaudoise                                                       2,350             1,003,09
----------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.6%)
Holcim                                                                          7,200              619,871
----------------------------------------------------------------------------------------------------------
INSURANCE (1.3%)
Baloise Holding                                                                 3,995              382,158
Helvetia Holding                                                                1,450              457,496
Swiss Life Holding                                                              1,650(b)           389,289
                                                                                                ----------
Total                                                                                            1,228,943
----------------------------------------------------------------------------------------------------------

TAIWAN (1.1%)
COMMUNICATIONS EQUIPMENT (0.1%)
D-Link                                                                        106,700              118,538
----------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (0.5%)
Catcher Technology                                                             18,000              155,322
Phison Electronics                                                             30,000              155,141
Wistron                                                                       118,000              136,591
                                                                                                ----------
Total                                                                                              447,054
----------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Radiant Opto-Electronics                                                      105,000              143,010
----------------------------------------------------------------------------------------------------------
MACHINERY (0.1%)
Shin Zu Shing                                                                  21,000              132,276
----------------------------------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Cathay Real Estate
Development                                                                   238,000(b)           145,262
----------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.1%)
Novatek Microelectronics                                                       29,000              137,327
----------------------------------------------------------------------------------------------------------

THAILAND (0.4%)
COMMERCIAL BANKS (0.3%)
Bangkok Bank                                                                  100,000           $  327,198
----------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (0.1%)
Asian Property
Development                                                                   487,300               57,931
----------------------------------------------------------------------------------------------------------

UNITED KINGDOM (11.5%)
AIRLINES (0.4%)
British Airways                                                                41,900(b)           367,252
----------------------------------------------------------------------------------------------------------
CHEMICALS (0.5%)
Elementis                                                                     143,850              238,723
Foseco                                                                         71,300              257,389
                                                                                                ----------
Total                                                                                              496,112
----------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (0.6%)
Galliford Try                                                                 112,400              288,372
Kier Group                                                                      8,300              324,720
                                                                                                ----------
Total                                                                                              613,092
----------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
IG Group Holdings                                                             123,330              599,305
----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.1%)
British Energy Group                                                           13,700(b)           109,888
----------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (--%)
Chloride Group                                                                 13,000               34,345
----------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
Abacus Group                                                                   48,200              181,125
Spectris                                                                       20,300              255,567
Wolfson Microelectronics                                                       44,727(b)           246,139
                                                                                                ----------
Total                                                                                              682,831
----------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (0.2%)
Alliance Boots                                                                 14,652              226,385
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS (0.3%)
Premier Foods                                                                  62,780              325,429
----------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.8%)
Punch Taverns                                                                  42,360              831,450
----------------------------------------------------------------------------------------------------------

See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
22

ISSUER                                                                       SHARES               VALUE(a)
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONT.)
HOUSEHOLD DURABLES (1.1%)
Barratt Developments                                                           24,200          $   499,930
Persimmon                                                                      10,000              254,651
Wilson Bowden                                                                   8,600              286,587
                                                                                               -----------
Total                                                                                            1,041,168
----------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.6%)
Cookson Group                                                                  50,350              557,047
----------------------------------------------------------------------------------------------------------
INSURANCE (0.7%)
Benfield Group                                                                 27,517              182,923
Brit Insurance Holdings                                                        88,633              547,779
                                                                                               -----------
Total                                                                         730,702
----------------------------------------------------------------------------------------------------------
IT SERVICES (0.5%)
Detica Group                                                                   76,650              474,817
----------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Vitec Group                                                                    17,800              179,954
----------------------------------------------------------------------------------------------------------
MACHINERY (0.7%)
Bodycote Intl                                                                 148,945              698,207
----------------------------------------------------------------------------------------------------------
METALS & MINING (0.3%)
Vedanta Resources                                                               9,800              273,299
----------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (0.7%)
Dana Petroleum                                                                  8,400(b)           193,077
Tullow Oil                                                                     36,900              274,157
Venture Production                                                             16,800(b)           255,727
                                                                                               -----------
Total                                                                         722,961
----------------------------------------------------------------------------------------------------------
SOFTWARE (0.6%)
NDS Group ADR                                                                  11,920(b)           570,252
----------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (0.6%)
Jessops                                                                       114,800              291,245
Lookers                                                                       113,000              351,343
                                                                                               -----------
Total                                                                         642,588
----------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (0.6%)
Northern Rock                                                                  20,050              457,798
Paragon Group of Companies                                                     10,300              132,324
                                                                                               -----------
Total                                                                         590,122
----------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (0.3%)
SIG                                                                            15,300          $   291,264
----------------------------------------------------------------------------------------------------------
WATER UTILITIES (0.4%)
Northumbrian Water Group                                                       75,746              419,008
----------------------------------------------------------------------------------------------------------

UNITED STATES (0.1%)
METALS & MINING
Gerdau Ameristeel                                                              11,100              113,245
----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $ 90,865,659)                                                                           $96,237,977
----------------------------------------------------------------------------------------------------------

ISSUER                                                                       SHARES               VALUE(a)
PREFERRED STOCKS & OTHER (1.7%)(c)

GERMANY
Fresenius                                                                       1,100           $  206,394
Fuchs Petrolub                                                                  4,785              285,224
Hugo Boss                                                                      25,300             1,177,07
----------------------------------------------------------------------------------------------------------
JAPAN
Dowa Holdings Warrants                                                         39,000(b,e)          16,391
----------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $1,454,704)                                                                              $1,685,087
----------------------------------------------------------------------------------------------------------

                                                                             SHARES               VALUE(a)
MONEY MARKET FUND (2.4%)

RiverSource Short-Term Cash Fund                                            2,380,611(f)      $  2,380,611
----------------------------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,380,611)                                                                            $  2,380,611
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $94,700,974)(g)                                                                        $100,303,675
==========================================================================================================

                          See accompanying notes to investments in securities.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
23

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d)   Negligible market value.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Oct. 31, 2006, is as follows:

      SECURITY                               ACQUISITION DATES        COST
      ------------------------------------------------------------------------
      Far East Pharmaceutical Technology  03-10-04 thru 06-08-04   $   163,792
      Dowa Holdings Warrants                        09-27-06                 -

(f)   Affiliated Money Market Fund - See Note 6 to the financial statements.

(g) At Oct. 31, 2006, the cost of securities for federal income tax purposes was $95,101,438 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $10,096,872
      Unrealized depreciation                                       (4,894,635)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                  $ 5,202,237
      ------------------------------------------------------------------------

THE GLOBAL INDUSTRY CLASSIFICATION STANDARD (GICS) WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY OF MORGAN Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
24

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

OCT. 31, 2006

ASSETS
Investments in securities, at value (Note 1)
  Unaffiliated issuers (identified cost $92,320,363)                                         $ 97,923,064
  Affiliated money market fund (identified cost $2,380,611) (Note 6)                            2,380,611
---------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $94,700,974)                                 100,303,675
Foreign currency holdings (identified cost $360,693) (Note 1)                                     361,729
Capital shares receivable                                                                          31,756
Dividends and accrued interest receivable                                                         128,547
Receivable for investment securities sold                                                       1,021,133
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                           8
---------------------------------------------------------------------------------------------------------
Total assets                                                                                  101,846,848
---------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                     547
Capital shares payable                                                                              2,000
Payable for investment securities purchased                                                     1,523,903
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                       1,979
Accrued investment management services fee                                                          3,052
Accrued distribution fee                                                                              941
Accrued transfer agency fee                                                                           241
Accrued administrative services fee                                                                   218
Other accrued expenses                                                                             80,559
---------------------------------------------------------------------------------------------------------
Total liabilities                                                                               1,613,440
---------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                           $100,233,408
=========================================================================================================
REPRESENTED BY
Capital stock - $.01 par value (Note 1)                                                      $    107,485
Additional paid-in capital                                                                     74,294,505
Undistributed net investment income                                                               985,100
Accumulated net realized gain (loss)                                                           19,240,339
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies (Note 5)                   5,605,979
---------------------------------------------------------------------------------------------------------
Total - representing net assets applicable to outstanding capital stock                      $100,233,408
=========================================================================================================
Net assets applicable to outstanding shares:             Class A                             $ 66,757,092
                                                         Class B                             $ 16,957,050
                                                         Class C                             $    992,519
                                                         Class I                             $ 15,421,576
                                                         Class Y                             $    105,171
Net asset value per share of outstanding capital stock:  Class A shares      7,136,008       $       9.35
                                                         Class B shares      1,862,179       $       9.11
                                                         Class C shares        108,850       $       9.12
                                                         Class I shares      1,630,325       $       9.46
                                                         Class Y shares         11,180       $       9.41

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
25

STATEMENT OF OPERATIONS

YEAR ENDED OCT. 31, 2006

INVESTMENT INCOME
Income:
Dividends                                                                                     $ 2,191,062
Interest                                                                                          173,929
Income distributions from affiliated money market fund (Note 6)                                    10,604
  Less foreign taxes withheld                                                                    (235,188)
---------------------------------------------------------------------------------------------------------
Total income                                                                                    2,140,407
---------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                              1,050,011
Distribution fee
  Class A                                                                                         177,484
  Class B                                                                                         183,656
  Class C                                                                                           9,465
Transfer agency fee                                                                               189,589
Incremental transfer agency fee
  Class A                                                                                          14,798
  Class B                                                                                           8,096
  Class C                                                                                             456
Service fee - Class Y                                                                                 122
Administrative services fees and expenses                                                          83,383
Compensation of board members                                                                       9,605
Custodian fees                                                                                    119,380
Printing and postage                                                                               49,285
Registration fees                                                                                  67,120
Audit fees                                                                                         20,500
Other                                                                                               5,745
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                  1,988,695
  Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                (20,807)
---------------------------------------------------------------------------------------------------------
                                                                                                1,967,888
  Earnings and bank fee credits on cash balances (Note 2)                                          (3,908)
---------------------------------------------------------------------------------------------------------
Total net expenses                                                                              1,963,980
---------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                                    176,427
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
  Security transactions (Note 3)                                                               20,067,924
  Foreign currency transactions                                                                   251,112
  Payment from affiliate (Note 2)                                                                      22
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                        20,319,058
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies                           (2,829,961)
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                          17,489,097
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $17,665,524
=========================================================================================================

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
26

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED OCT. 31,                                                            2006             2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) net                                                $    176,427     $    299,970
Net realized gain (loss) on investments                                       20,319,058       10,887,673
Net change in unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          (2,829,961)       2,526,429
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               17,665,524       13,714,072
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                     (675,829)               -
    Class B                                                                      (51,826)               -
    Class C                                                                       (3,703)               -
    Class I                                                                     (163,689)               -
    Class Y                                                                       (1,003)               -
  Net realized gain
    Class A                                                                   (7,214,155)      (3,074,414)
    Class B                                                                   (1,936,989)        (770,526)
    Class C                                                                      (97,432)         (31,000)
    Class I                                                                   (1,232,741)        (725,619)
    Class Y                                                                       (9,458)          (4,875)
---------------------------------------------------------------------------------------------------------
Total distributions                                                          (11,386,825)      (4,606,434)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
  Class A shares (Note 2)                                                     15,724,353       20,198,794
  Class B shares                                                               3,815,561        6,921,085
  Class C shares                                                                 362,684          338,320
  Class I shares                                                               4,942,521        9,240,532
  Class Y shares                                                                  42,500           29,679
Reinvestment of distributions at net asset value
  Class A shares                                                               6,594,661        2,224,110
  Class B shares                                                               1,950,637          762,289
  Class C shares                                                                  97,301           29,978
  Class I shares                                                               1,395,037          725,058
  Class Y shares                                                                   8,310            3,989
Payments for redemptions
  Class A shares                                                             (25,326,639)     (16,751,618)
  Class B shares (Note 2)                                                     (6,734,255)      (4,989,552)
  Class C shares (Note 2)                                                       (361,283)        (160,749)
  Class I shares                                                              (2,208,723)     (11,334,345)
  Class Y shares                                                                 (38,812)         (30,748)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                263,853        7,206,822
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        6,542,552       16,314,460
Net assets at beginning of year                                               93,690,856       77,376,396
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $ 100,233,408    $ 93,690,856
=========================================================================================================
Undistributed net investment income                                         $     985,100    $    749,968
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource International Managers Series, Inc. (formerly AXP Partners International Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes are effective Dec. 11, 2006.

At Oct. 31, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 15.39% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

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FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2006, foreign currency holdings consisted of multiple denominations, primarily European monetary units and Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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ILLIQUID SECURITIES

At Oct. 31, 2006, investments in securities included issues that are illiquid, which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2006 was $16,391 representing 0.02% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $954,755 and accumulated net realized gain has been decreased by $954,755.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
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The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                                                              2006         2005
-----------------------------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income                                                            $3,551,101  $ 2,196,772
   Long-term capital gain                                                      4,338,883      877,642
CLASS B
Distributions paid from:
   Ordinary income                                                               823,832      550,540
   Long-term capital gain                                                      1,164,983      219,986
CLASS C
Distributions paid from:
   Ordinary income                                                                42,535       22,149
   Long-term capital gain                                                         58,600        8,851
CLASS I
Distributions paid from:
   Ordinary income                                                               655,010      518,449
   Long-term capital gain                                                        741,420      207,170
CLASS Y
Distributions paid from:
   Ordinary income                                                                 4,773        3,483
   Long-term capital gain                                                          5,688        1,392

At Oct. 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                                             $ 3,401,767
Accumulated long-term gain (loss)                                                         $17,224,136
Unrealized appreciation (depreciation)                                                    $ 5,205,515

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
32
the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $117,356 for the year ended Oct. 31, 2006.

The Investment Manager has Subadvisory Agreements with AIG Global Investment Corp. (AIGGIC) and Batterymarch Financial Management, Inc. (Batterymarch). Effective April 24, 2006, AIGGIC and Batterymarch replaced Templeton Investment Counsel, LLC and Wellington Management Company, LLP together with its affiliate Wellington Management International Ltd as subadvisers to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

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Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase.

Other expenses include, among other things, certain expenses of the Fund or the Board (including its independent members) equal to $943 that are paid by the Fund through Board Services Corporation, an entity that provides services to the Board and the Fund pursuant to a separate agreement. These expenses include: Fund boardroom expense, Board Services Corporation office expense, Board Services Corporation employee compensation, including employee health and retirement benefits, Board Services Corporation audit and legal fees, Fund legal fees, certain taxes, filing fees and certain other expenses.

Compensation of board members includes compensation as well as retirement benefits. Certain other aspects of the Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
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Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $152,771 for Class A, $20,645 for Class B and $243 for Class C for the year ended Oct. 31, 2006.

For the year ended Oct. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 1.81% for Class A, 2.58% for Class B and 2.59% for Class C. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B and Class C were $15,603, $5,009 and $195, respectively. Under this agreement which was effective until Oct. 31, 2006, net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.92% for Class A, 2.69% for Class B, 2.70% for Class C, 1.57% for Class I and 1.75% for Class Y of the Fund's average daily net assets. Effective as of Nov. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.84% for Class A, 2.61% for Class B, 2.61% for Class C, 1.49% for Class I and 1.67% for Class Y of the Fund's average daily net assets.

During the year ended Oct. 31, 2006, the Fund's custodian and transfer agency fees were reduced by $3,908 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $22 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $155,968,653 and $163,908,171, respectively, for the year ended Oct. 31, 2006. Realized gains and losses are determined on an identified cost basis.

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4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                          YEAR ENDED OCT. 31, 2006
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                   1,757,812       433,211        40,929       546,141         4,707
Issued for reinvested distributions      793,581       239,636        11,939       166,671           997
Redeemed                              (2,854,336)     (782,828)      (41,405)     (240,627)       (4,341)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                 (302,943)     (109,981)       11,463       472,185         1,363
--------------------------------------------------------------------------------------------------------

                                                          YEAR ENDED OCT. 31, 2005
                                        CLASS A       CLASS B       CLASS C       CLASS I       CLASS Y
--------------------------------------------------------------------------------------------------------
Sold                                   2,383,480       833,479        40,839     1,082,875         3,501
Issued for reinvested distributions      278,015        96,983         3,804        90,182           497
Redeemed                              (1,967,154)     (595,379)      (19,548)   (1,360,248)       (3,552)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                  694,341       335,083        25,095      (187,191)          446
--------------------------------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Oct. 31, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                       CURRENCY TO        CURRENCY TO    UNREALIZED    UNREALIZED
EXCHANGE DATE                         BE DELIVERED        BE RECEIVED  APPRECIATION  DEPRECIATION
-------------------------------------------------------------------------------------------------
Nov. 1, 2006                               158,292            177,097            $-        $  494
                                       U.S. Dollar    Canadian Dollar
Nov. 1, 2006                                87,028            110,882             -           200
                            European Monetary Unit        U.S. Dollar
Nov. 1, 2006                               158,569          1,233,206             8             -
                                       U.S. Dollar   Hong Kong Dollar
Nov. 1, 2006                            28,407,298            241,723             -         1,178
                                      Japanese Yen        U.S. Dollar
Nov. 2, 2006                             1,028,429              8,758             -            36
                                      Japanese Yen        U.S. Dollar
Nov. 3, 2006                               335,179            259,459             -            71
                                 Australian Dollar        U.S. Dollar
-------------------------------------------------------------------------------------------------
Total                                                                            $8        $1,979
-------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
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6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

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As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

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9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

FISCAL PERIOD ENDED OCT. 31,                      2006       2005       2004       2003      2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period            $ 8.81     $ 7.90     $ 7.45     $ 5.09    $ 4.92
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .02        .03        .02        .02         -
Net gains (losses) (both realized
  and unrealized)                                 1.58       1.32        .96       2.34       .17
-------------------------------------------------------------------------------------------------
Total from investment operations                  1.60       1.35        .98       2.36       .17
-------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income              (.09)         -       (.03)         -         -
Distributions from realized gains                 (.97)      (.44)      (.50)         -         -
-------------------------------------------------------------------------------------------------
Total distributions                              (1.06)      (.44)      (.53)         -         -
-------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.35     $ 8.81     $ 7.90     $ 7.45    $ 5.09
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $   67     $   66     $   53     $   26    $   11
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c),(d)                         1.81%      1.94%      1.94%      1.95%     1.86%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                      .25%       .40%       .34%       .52%    (1.08%)(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                157%        80%        66%        87%        7%
-------------------------------------------------------------------------------------------------
Total return(f)                                  19.71%     17.70%     13.94%     46.37%     3.46%(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.83%, 1.99%, 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
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CLASS B

FISCAL PERIOD ENDED OCT. 31,                      2006       2005       2004       2003      2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period            $ 8.60     $ 7.78     $ 7.39     $ 5.08    $ 4.92
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         -       (.03)      (.01)      (.02)     (.01)
Net gains (losses) (both realized
  and unrealized)                                 1.51       1.29        .92       2.33       .17
-------------------------------------------------------------------------------------------------
Total from investment operations                  1.51       1.26        .91       2.31       .16
-------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income              (.03)         -       (.02)         -         -
Distributions from realized gains                 (.97)      (.44)      (.50)         -         -
-------------------------------------------------------------------------------------------------
Total distributions                              (1.00)      (.44)      (.52)         -         -
-------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.11     $ 8.60     $ 7.78     $ 7.39    $ 5.08
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $   17     $   17     $   13     $    4    $    -
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c),(d)                         2.58%      2.71%      2.71%      2.72%     2.72%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                     (.50%)     (.33%)     (.38%)     (.45%)   (2.17%)(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                157%        80%        66%        87%        7%
-------------------------------------------------------------------------------------------------
Total return(f)                                  18.92%     16.77%     13.01%     45.47%     3.25%(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.60%, 2.75%, 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
40

CLASS C

FISCAL PERIOD ENDED OCT. 31,                     2006       2005       2004       2003     2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period            $ 8.62     $ 7.80     $ 7.39     $ 5.08    $ 4.92
-------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         -       (.03)      (.01)      (.02)     (.01)
Net gains (losses) (both realized
  and unrealized)                                 1.51       1.29        .93       2.33       .17
-------------------------------------------------------------------------------------------------
Total from investment operations                  1.51       1.26        .92       2.31       .16
-------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income              (.04)         -       (.01)         -         -
Distributions from realized gains                 (.97)      (.44)      (.50)         -         -
-------------------------------------------------------------------------------------------------
Total distributions                              (1.01)      (.44)      (.51)         -         -
-------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.12     $ 8.62     $ 7.80     $ 7.39    $ 5.08
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $    1     $    1     $    1     $    -    $    -
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c),(d)                         2.59%      2.71%      2.71%      2.72%     2.72%(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                     (.56%)     (.34%)     (.34%)     (.01%)   (2.02%)(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                157%        80%        66%        87%        7%
-------------------------------------------------------------------------------------------------
Total return(f)                                  18.90%     16.73%     13.09%     45.47%     3.25%(g)
-------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.61%, 2.77%, 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
41

CLASS I

FISCAL PERIOD ENDED OCT. 31,                      2006       2005       2004(b)
----------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period            $ 8.89     $ 7.94     $ 7.86
----------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .06        .07        .02
Net gains (losses) (both realized
  and unrealized)                                 1.61       1.32        .06
----------------------------------------------------------------------------
Total from investment operations                  1.67       1.39        .08
----------------------------------------------------------------------------

LESS DISTRIBUTIONS:
Dividends from net investment income              (.13)        --         --
Distributions from realized gains                 (.97)      (.44)        --
----------------------------------------------------------------------------
Total distributions                              (1.10)      (.44)        --
----------------------------------------------------------------------------
Net asset value, end of period                  $ 9.46     $ 8.89     $ 7.94
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $   15     $   10     $   11
----------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c)                             1.34%      1.48%(d)   1.55%(d),(e)
----------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                      .70%       .89%       .77%(e)
----------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                157%        80%        66%
----------------------------------------------------------------------------
Total return(f)                                  20.41%     18.14%      1.02%(g)
----------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is March 4, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 1.51% and 1.83% for the periods ended Oct. 31, 2005 and 2004, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
42

CLASS Y*

FISCAL PERIOD ENDED OCT. 31,                      2006       2005       2004       2003      2002(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)
Net asset value, beginning of period            $ 8.85     $ 7.93     $ 7.47     $ 5.09    $ 4.92
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .04        .04        .03        .03         -
Net gains (losses) (both realized
  and unrealized)                                 1.60       1.32        .97       2.35       .17
-------------------------------------------------------------------------------------------------
Total from investment operations                  1.64       1.36       1.00       2.38       .17
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.11)         -       (.04)         -         -
Distributions from realized gains                 (.97)      (.44)      (.50)         -         -
-------------------------------------------------------------------------------------------------
Total distributions                              (1.08)      (.44)      (.54)         -         -
-------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.41     $ 8.85     $ 7.93     $ 7.47    $ 5.09
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)         $    -     $    -     $    -     $    -    $    -
-------------------------------------------------------------------------------------------------
Ratio of expenses to average
  daily net assets(c)                             1.62%      1.77%(d)   1.78%(d)   1.78%(d)  1.73%(d),(e)
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
  to average daily net assets                      .50%       .58%       .45%       .70%     (.93%)(e)
-------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (excluding short-term securities)                157%        80%        66%        87%        7%
-------------------------------------------------------------------------------------------------
Total return(f)                                  20.03%     17.77%     14.15%     46.76%     3.46%(g)
-------------------------------------------------------------------------------------------------

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.81%, 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2005, 2004, 2003 and 2002, respectively.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource International Small Cap Fund (a series of RiverSource International Managers Series, Inc.) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2006, and the financial highlights for each of the years in the four-year period ended October 31, 2006, and for the period from October 3, 2002 (when shares became publicly available) to October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource International Small Cap Fund as of October 31, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
December 20, 2006

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
44

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

FISCAL YEAR ENDED OCT. 31, 2006

CLASS A

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           31.95%
       Dividends Received Deduction for corporations        0.00%

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.47850

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.58466
TOTAL DISTRIBUTIONS                                      $1.06316

CLASS B

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           31.95%
       Dividends Received Deduction for corporations        0.00%

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.41342

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.58466
TOTAL DISTRIBUTIONS                                      $0.99808

CLASS C

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals            31.95%
       Dividends Received Deduction for corporations         0.00%

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.42438

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.58466
TOTAL DISTRIBUTIONS                                      $1.00904

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
45

CLASS I

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           31.95%
       Dividends Received Deduction for corporations        0.00%

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.51652

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.58466
TOTAL DISTRIBUTIONS                                      $1.10118

CLASS Y

INCOME DISTRIBUTIONS - TAXABLE AS DIVIDEND INCOME:

       Qualified Dividend Income for individuals           31.95%
       Dividends Received Deduction for corporations        0.00%

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.49049

CAPITAL GAIN DISTRIBUTION - TAXABLE AS LONG-TERM CAPITAL GAIN.

PAYABLE DATE                                            PER SHARE
Dec. 21, 2005                                            $0.58466
Total distributions                                      $1.07515

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
46

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
47

                                   BEGINNING         ENDING       EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE  PAID DURING      ANNUALIZED
                                   MAY 1, 2006   OCT. 31, 2006  THE PERIOD(a)   EXPENSE RATIO
Class A
  Actual(b)                          $1,000        $  969.90      $ 9.03(c)        1.80%
  Hypothetical
  (5% return before expenses)        $1,000        $1,016.31      $ 9.25(c)        1.80%

Class B
  Actual(b)                          $1,000        $  967.10      $12.88(c)        2.57%
  Hypothetical
  (5% return before expenses)        $1,000        $1,012.38      $13.18(c)        2.57%

Class C
  Actual(b)                          $1,000        $  967.10      $12.93(c)        2.58%
  Hypothetical
  (5% return before expenses)        $1,000        $1,012.33      $13.23(c)        2.58%

Class I
  Actual(b)                          $1,000        $  973.30      $ 6.28(c)        1.25%
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.11      $ 6.43(c)        1.25%

Class Y
  Actual(b)                          $1,000        $  972.10      $ 8.04(d)        1.60%
  Hypothetical
  (5% return before expenses)        $1,000        $1,017.33      $ 8.22(d)        1.60%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2006: -3.01% for Class A, -3.29% for Class B, -3.29% for Class C, -2.67% for Class I and -2.79% for Class Y.
(c) Effective as of Nov. 1, 2006, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.84% for Class A;
     2.61% for Class B; 2.61% for Class C; and 1.49% for Class I. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended Oct. 31, 2006, the actual expenses paid would have been $8.63 for Class A, $12.48 for Class B, $12.48 for Class C and $6.28 for Class I; the hypothetical expenses paid would have been $8.84 for Class A, $12.77 for Class B, $12.77 for Class C and $6.43 for Class I.
(d) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct.
     31, 2007, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.67% for Class R4. These changes are effective Dec. 11, 2006. Any amounts waived will not be reimbursed by the Fund. If these changes had been in place for the six-month period ended
     Oct. 31, 2006, the actual expenses paid for Class Y would have been $7.74 and the hypothetical expenses paid for Class Y would have been $7.92.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
48

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund' s Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND          PRINCIPAL OCCUPATION                  OTHER
AGE                         LENGTH OF SERVICE      DURING PAST FIVE YEARS                DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------
Kathleen Blatz              Board member           Chief Justice, Minnesota Supreme
901 S. Marquette Ave.       since 2006             Court, 1998-2005
Minneapolis, MN 55402
Age 52

Arne H. Carlson             Board member and       Chair, Board Services Corporation
901 S. Marquette Ave.       Chair of the Board     (provides administrative services
Minneapolis, MN 55402       since 1999             to boards); former Governor of
Age 72                                             Minnesota

Patricia M. Flynn           Board member           Trustee Professor of Economics and
901 S. Marquette Ave.       since 2004             Management, Bentley College;
Minneapolis, MN 55402                              former Dean, McCallum Graduate
Age 56                                             School of Business, Bentley College

Anne P. Jones               Board member           Attorney and Consultant
901 S. Marquette Ave.       since 1985
Minneapolis, MN 55402
Age 71

Jeffrey Laikind             Board member           Former Managing Director, Shikiar     American Progressive
901 S. Marquette Ave.       since 2005             Asset Management                      Insurance
Minneapolis, MN 55402
Age 71

Stephen R. Lewis, Jr.*      Board member           President Emeritus and Professor      Valmont Industries, Inc.
901 S. Marquette Ave.       since 2002             of Economics, Carleton College        (manufactures irrigation
Minneapolis, MN 55402                                                                    systems)
Age 67

* As of Jan. 1, 2007 Stephen Lewis will replace Arne Carlson as Chair of the
  Board.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
49

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND          PRINCIPAL OCCUPATION                  OTHER
AGE                         LENGTH OF SERVICE      DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia      Board member           Director, Enterprise Asset            Strategic Distribution, Inc.
901 S. Marquette Ave.       since 2004             Management, Inc. (private real        (transportation, distribution
Minneapolis, MN 55402                              estate and asset management           and logistics consultants)
Age 54                                             company)

Vikki L. Pryor              Board member           President and Chief Executive
901 S. Marquette Ave.       since 2006             Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                              Insurance Company, Inc. since 1999
Age 53

Alison Taunton-Rigby        Board member           Chief Executive Officer, RiboNovix,   Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.       since 2002             Inc. since 2003 (biotechnology);      American Healthways, Inc.
Minneapolis, MN 55402                              former President, Forester Biotech    (health management programs)
Age 62

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND          PRINCIPAL OCCUPATION                  OTHER
AGE                         LENGTH OF SERVICE      DURING PAST FIVE YEARS                DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
William F. Truscott         Board member           President, Ameriprise Certificate
53600 Ameriprise            since 2001,            Company since 2006; President -
Financial Center            Vice President         U.S. Asset Management and Chief
Minneapolis, MN 55474       since 2002             Investment Officer, Ameriprise
Age 46                                             Financial, Inc. and President,
                                                   Chairman of the Board and Chief
                                                   Investment Officer, RiverSource
                                                   Investments, LLC since 2005; Senior
                                                   Vice President - Chief Investment
                                                   Officer, Ameriprise Financial, Inc.
                                                   and Chairman of the Board and Chief
                                                   Investment Officer, RiverSource
                                                   Investments, LLC, 2001-2005

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
50

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                       POSITION HELD
ADDRESS,                    WITH FUND AND          PRINCIPAL OCCUPATION
AGE                         LENGTH OF SERVICE      DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------
Neysa M. Alecu              Money Laundering       Compliance Director and Anti-Money
2934 Ameriprise             Prevention Officer     Laundering Officer, Ameriprise
Financial Center            since 2004             Financial, Inc. since 2004; Manager
Minneapolis, MN 55474                              Anti-Money Laundering, Ameriprise
Age 42                                             Financial, Inc.,2003-2004;
                                                   Compliance Director and Bank
                                                   Secrecy Act Officer, American
                                                   Express Centurion Bank, 2000-2003

Patrick T. Bannigan         President              Senior Vice President - Asset
172 Ameriprise              since 2006             Management, RiverSource
Financial Center                                   Investments, LLC since 2006;
Minneapolis, MN 55474                              Managing Director and Global Head
Age 41                                             of Product, Morgan Stanley
                                                   Investment Management, 2004-2006;
                                                   President, Touchstone Investments,
                                                   2002-2004; Director of Strategic
                                                   Planning, Evergreen Investments,
                                                   1995-2002

Jeffrey P. Fox              Treasurer              Vice President - Investment
105 Ameriprise              since 2002             Accounting, Ameriprise Financial,
Financial Center                                   Inc., since 2002; Vice President -
Minneapolis, MN 55474                              Finance, American Express Company,
Age 51                                             2000-2002

Amy K. Johnson              Vice President         Vice President - Asset Management
5228 Ameriprise             since 2006             and Trust Company Services,
Financial Center                                   RiverSource Investments, LLC, since
Minneapolis, MN 55474                              2006; Vice President - Operations
Age 41                                             and Compliance, RiverSource
                                                   Investments, LLC, 2004-2006;
                                                   Director of Product Development -
                                                   Mutual Funds, American Express
                                                   Financial Corporation, 2001-2004

Michelle M. Keeley          Vice President         Executive Vice President - Equity
172 Ameriprise              since 2004             and Fixed Income, Ameriprise
Financial Center                                   Financial, Inc. and RiverSource
Minneapolis, MN 55474                              Investments, LLC since 2006; Vice
Age 42                                             President - Investments, Ameriprise
                                                   Certificate Company since 2003;
                                                   Senior Vice President - Fixed
                                                   Income, Ameriprise Financial, Inc.,
                                                   2002-2006 and RiverSource
                                                   Investments, LLC, 2004-2006;
                                                   Managing Director, Zurich Global
                                                   Assets, 2001-2002

Jennifer D. Lammers         Chief Compliance       U.S. Asset Management Chief
172 Ameriprise              Officer since 2006     Compliance Officer, RiverSource
Financial Center                                   Investments, LLC since 2006;
Minneapolis, MN 55474                              Director - Mutual Funds, Voyageur
Age 46                                             Asset Management, 2003-2006;
                                                   Director of Finance, Voyageur Asset
                                                   Management, 2000-2003

Scott R. Plummer            Vice President,        Vice President and Chief Counsel -
5228 Ameriprise             General Counsel        Asset Management, Ameriprise
Financial Center            and Secretary          Financial, Inc. since 2005; Vice
Minneapolis, MN 55474       since 2006             President, General Counsel and
Age 47                                             Secretary, Ameriprise Certificate
                                                   Company since 2005; Vice President
                                                   - Asset Management Compliance,
                                                   Ameriprise Financial, Inc.,
                                                   2004-2005; Senior Vice President
                                                   and Chief Compliance Officer, U.S.
                                                   Bancorp Asset Management,
                                                   2002-2004; Second Vice President
                                                   and Assistant General Counsel,
                                                   Hartford Life, 2001-2002

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at
(888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
51

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

RIVERSOURCE INTERNATIONAL SMALL CAP FUND - 2006 ANNUAL REPORT
52

RIVERSOURCE(SM) INTERNATIONAL SMALL CAP FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds


RIVERSOURCE [LOGO] (SM) INVESTMENTS

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(SM) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.


                                                              S-6258 H (12/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource International Managers Series, Inc. were as follows:

                  2006 - $86,800;                       2005 - $79,300

(b) Audit - Related Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource International Managers Series, Inc. were as follows:

                  2006 - $654;                          2005 - $392

(c) Tax Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for tax compliance related services for RiverSource International Managers Series, Inc. were as follows:

                  2006 - $11,191;                       2005 - $10,258

(d) All Other Fees. The fees paid for the years ended Oct. 31, to KPMG LLP for additional professional services rendered for RiverSource International Managers Series, Inc. were as follows:

                  2006 - $1,602;                        2005 - $1,470

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Oct. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $65,193;                       2005 - $98,728

         The fees paid for the years ended Oct. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $52,400;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.


*2005 represents bills paid 11/1/04 - 10/31/05
 2006 represents bills paid 11/1/05 - 10/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     RiverSource International Managers Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   January 3, 2007





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   January 3, 2007